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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT (NO. 2-88373) UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.

                        POST-EFFECTIVE AMENDMENT NO. 32

                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 34

                               VANGUARD STAR FUNDS
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                      P.O. BOX 2600, VALLEY FORGE, PA 19482
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE
          ON FEBRUARY 25, 2002, PURSUANT TO PARAGRAPH (B) OF RULE 485.

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

Vanguard(R) STAR(TM) Fund
Investor Shares -- February 25, 2002

This prospectus contains financial data for the Fund through the fiscal period ended October 31, 2001.

BALANCED

PROSPECTUS

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Vanguard Group

VANGUARD STAR FUND
Prospectus
February 25, 2002


A Balanced Mutual Fund

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CONTENTS
  1 FUND PROFILE
  4 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
 12 THE FUND AND VANGUARD
 14 INVESTMENT ADVISER
 16 DIVIDENDS, CAPITAL GAINS, AND TAXES
 17 SHARE PRICE
 17 FINANCIAL HIGHLIGHTS
 19 INVESTING WITH VANGUARD
  19 Buying Shares
  20 Redeeming Shares
  22 Other Rules You Should Know
  24 Fund and Account Updates
  25 Contacting Vanguard
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth and income.


PRIMARY INVESTMENT STRATEGIES
As a "fund of funds," STAR Fund invests in a diversified group of other Vanguard mutual funds, rather than in individual securities. The Fund follows a balanced investment approach by placing 60% to 70% of its assets in common stocks through eight stock funds; 20% to 30% of its assets in bonds through two bond funds; and 10% to 20% of its assets in short-term investments through a short-term bond fund. Through its underlying funds, STAR Fund owns diversified mixes of stocks and bonds. The Fund's stock holdings emphasize large-capitalization value stocks of domestic companies and, to a lesser extent, a diversified group of stocks in companies located outside the United States. The Fund's bond holdings focus predominantly on short- and long-term investment-grade corporate bonds and intermediate- and long-term GNMA mortgage-backed securities.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or in different amounts, the Fund's bond and short-term investment holdings may counteract some of the volatility experienced by the Fund's stock holdings. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.
- Stock risks include: stock market risk, which is the chance that stock prices overall will decline over short or even long periods; and investment style risk, which is the chance that returns from the types of stocks in which the Fund is most heavily weighted (large-cap value stocks) will trail returns from the overall market. The Fund is also subject to the risks associated with investments in foreign stocks: currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency; and country risk, which is the chance that domestic events such as political upheaval, financial troubles, or a natural disaster will weaken a country's securities markets.
- Bond risks include: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner; and call/prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay a higher-yielding bond before its maturity date, forcing the underlying fund to reinvest the unanticipated proceeds at lower interest rates and lose the opportunity for additional price appreciation associated with falling rates.
- The Fund is also subject to manager risk, which is the chance that poor security selection will cause one of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform funds with similar objectives.
For additional information on investment risks, see MORE ON THE FUND.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years.
      ----------------------------------------------------
                       ANNUAL TOTAL RETURNS
      ----------------------------------------------------
                        [BAR CHART]
                        1992 -- 10.51%
                        1993 -- 10.88%
                        1994 -- -0.21%
                        1995 -- 28.64%
                        1996 -- 16.11%
                        1997 -- 21.15%
                        1998 -- 12.38%
                        1999 -- 7.13%
                        2000 -- 10.96%
                        2001 -- 0.50%
      ----------------------------------------------------



     During the period shown in the bar chart, the highest return for a calendar quarter was 11.48% (quarter ended December 31, 1998), and the lowest return for a quarter was -8.13% (quarter ended September 30, 1998).
     The table shows how the Fund's average annual total returns compare with those of relevant market indexes and a composite stock/bond benchmark. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that at the time of each distribution of income dividends or capital gains, the shareholder was in the highest federal income tax bracket. We did not take into consideration state or local income taxes.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR     5 YEARS       10 YEARS
                                          --------------------------------------
VANGUARD STAR FUND

 Return Before Taxes                           0.50%      10.22%       11.50%
 Return After Taxes on Distributions           -1.81        7.34         8.76
 Return After Taxes on Distributions and        1.17        7.29         8.43
  Sale of Fund Shares
WILSHIRE 5000 TOTAL MARKET INDEX
 (reflects no deduction for fees,                                           1
 expenses, or taxes)                         -10.96%       9.69%        2.27%
LEHMAN BROTHERS AGGREGATE BOND INDEX
 (reflects no deduction for fees,               8.44        7.43         7.23
 expenses, or taxes)
--------------------------------------------------------------------------------
STAR LIPPER COMPOSITE* (reflects no            -5.02        7.96         9.26
 deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
*Weighted 62.5% average  general equity fund, 25% average fixed income fund, and
 12.5% average money market fund; derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

3

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None
      Exchange Fee:                                                       None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*

     *Although STAR Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUND AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.37% as of October 31, 2001.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $38         $119       $208         $468
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL  INFORMATION
DIVIDENDS AND CAPITAL GAINS                       SUITABLE FOR IRAS
Dividends are distributed semiannually in June    Yes
and December;  capital gains, if any, are
distributed annually in December.                 MINIMUM INITIAL INVESTMENT
                                                  $1,000
INVESTMENT ADVISER
The Fund does not employ an investment adviser,   NEWSPAPER ABBREVIATION
but benefits from the investment advisory         STAR
services provided to the underlying Vanguard
funds in which it invests.                        VANGUARD FUND NUMBER
                                                  56
INCEPTION DATE
March 29, 1985                                    CUSIP NUMBER
                                                  921909107
NET ASSETS AS OF OCTOBER 31, 2001
$7.9 billion                                      TICKER SYMBOL
                                                  VGSTX
--------------------------------------------------------------------------------


MORE ON THE FUND


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
 Finally, you'll find information on other important features of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BALANCED FUNDS

 Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.
--------------------------------------------------------------------------------


MARKET EXPOSURE

STOCKS

Through eight underlying Vanguard funds, STAR Fund indirectly invests 60% to 70% of its assets in stocks. These stock investments are designed to provide long-term capital growth and some income. The underlying stock funds are described later in this section under "Security Selection."

5

[FLAG]
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.



----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2001)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%    19.9%      17.8%
Worst                -43.1    -12.4     -0.8        3.1
Average               12.6     11.1     11.2       11.4
----------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
 Because stock and bond prices often move in different directions, the Fund's bond and short-term investment holdings help to reduce--but not eliminate--the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.


[FLAG]
THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND IS MOST HEAVILY WEIGHTED WILL TRAIL RETURNS FROM THE OVERALL MARKET.

 By owning shares of the underlying stock funds, STAR Fund indirectly owns a diversified mixture of common stocks. Although its indirect stock holdings are predominantly large-cap, the Fund has significant exposure to mid-cap stocks and some exposure to small-cap stocks. Mid- and small-cap stocks tend to be more volatile than--and at times have performed quite differently from--large-cap stocks. The Fund's indirect stock holdings are also predominantly value-oriented, although the Fund has significant exposure to growth stocks.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS


 Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or market capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $10.5 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $10.5 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

 Through its investments in Vanguard International Growth and Vanguard International Value Funds, which invest in foreign stocks, the Fund is subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency. This decrease would occur because that currency is worth fewer U.S. dollars than at the time the investments were made.

BONDS

Through two underlying Vanguard funds, STAR Fund invests roughly 20% to 30% of its assets in bonds, predominantly long-term investment-grade corporate bonds and intermediate- and long-term GNMA mortgage-backed securities. By indirectly investing in bonds, the Fund seeks to provide a high level of current income with less price volatility than would be expected from the stock portion of its holdings. The underlying bond funds are described later in this section under "Security Selection."


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

 Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates, such as those issued by the Government National Mortgage Association (GNMAs). Each issuer is responsible for paying back the bond's initial value as well as making periodic interest payments.
--------------------------------------------------------------------------------


[FLAG]
THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK IS MODEST FOR SHORTER-TERM BONDS AND HIGH FOR LONGER-TERM BONDS.

 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

7

 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.


------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                          VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)          $978       $1,023       $956        $1,046
Intermediate-Term (10 years)     932        1,074        870         1,156
Long-Term (20 years)             901        1,116        816         1,251
------------------------------------------------------------------------------

 These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed bonds are different: In general, declining interest rates will not lift the prices of mortgage-backed bonds--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed bonds for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this "drag" on price, GNMAs tend to offer higher yields than do other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

 A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

[FLAG]
THE FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

 A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance--in the rating agency's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade."
--------------------------------------------------------------------------------



 The credit quality of the bonds held by the underlying funds is expected to be very high, so credit risk for the STAR Fund should be low.

[FLAG]
THE FUND IS ALSO SUBJECT TO CALL RISK (IN THE CASE OF CORPORATE BONDS) AND PREPAYMENT RISK (IN THE CASE OF MORTGAGE-BACKED BONDS). IN EITHER CASE THERE IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL REPAY A HIGHER-YIELDING BOND BEFORE ITS MATURITY DATE. THE UNDERLYING FUND WOULD LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES. AS A RESULT, THE UNDERLYING FUND WOULD EXPERIENCE A DECLINE IN INCOME AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.

SHORT-TERM INVESTMENTS

Through one underlying Vanguard short-term bond fund, STAR Fund invests roughly 10% to 20% of its assets in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. These investments also include, to a limited extent, non-investment-grade and unrated fixed income securities, mainly short- and intermediate-term corporate bonds. From this investment, the Fund seeks to obtain current income and to moderate overall volatility.
 The Fund's short-term investments are subject to a high level of income risk, which is the chance that dividends will decline if short-term interest rates fall, as well as to a low level of credit risk, which is the chance that an issuer of a short-term bond will fail to pay interest or principal in a timely manner. Because the Fund does not invest heavily in short-term investments, however, both income risk and credit risk to the STAR Fund will be low. The underlying short-term bond fund is described in this section under "Security Selection."

SECURITY SELECTION

Vanguard STAR Fund is a "fund of funds," which means that it achieves its objective by investing in a combination of other mutual funds rather than in individual securities.
 The trustees of the Fund allocate STAR Fund's assets among the three asset classes (stocks, bonds, and short-term investments) and among the underlying funds. The trustees may authorize the Fund to invest in additional Vanguard funds without shareholder approval. Generally, the Fund invests 60% to 70% of its assets in stock funds, 20% to 30% in bond funds, and 10% to 20% in short-term investments. While these allocations may shift from

9

time to time, stocks can be expected to represent at least 60% of the Fund's holdings at any given time. Within any asset class, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                "FUND OF FUNDS"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------


[FLAG]
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE INVESTMENT ADVISERS OF THE UNDERLYING FUNDS WILL DO A POOR JOB OF SELECTING SECURITIES.

 The underlying Vanguard funds are run according to traditional methods of active investment management. This means that securities are bought and sold according to the advisers' judgments about companies and their financial prospects, about issuers of bonds and money market instruments, and about the general level of interest rates.
 The Fund is generally managed without regard to tax ramifications.

STOCKS
As of October 31, 2001, STAR Fund invested in the following stock funds, in approximately the percentages indicated:
1. Vanguard(R) Windsor(TM) II Fund (25.8%)
2. Vanguard(R) Windsor(TM) Fund (14.3%)
3. Vanguard(R) Explorer(TM) Fund (4.4%)
4. Vanguard(R) Morgan(TM) Growth Fund (4.4%)
5. Vanguard(R) U.S. Growth Fund (4.3%)
6. Vanguard(R) PRIMECAP Fund (4.2%)
7. Vanguard(R) International Growth Fund (1.6%)
8. Vanguard(R) International Value Fund (1.6%)
 Vanguard Windsor Fund and Vanguard Windsor II Fund are value-oriented stock funds, chosen primarily for their potential for long-term growth of capital, as well as for their secondary objective of providing some dividend income. They work toward these goals by investing in large and medium-size companies whose stocks are considered by the funds' advisers to be undervalued. These stocks typically--but not always--have lower-than- average price/earnings ratios and higher-than-average dividend yields.
 Vanguard Explorer Fund is an aggressive growth fund, while Vanguard PRIMECAP Fund, Vanguard Morgan Growth Fund, and Vanguard U.S. Growth Fund are growth funds. These funds are held by STAR Fund primarily to provide long-term capital growth. They work in different ways to achieve this goal.
- Vanguard Explorer Fund invests mainly in the stocks of small companies that, at the time of purchase, typically have a market value of less than $2 billion. These companies tend to be unseasoned but are considered by the fund's advisers to have superior growth potential.

- Vanguard PRIMECAP Fund invests in stocks with above-average earnings growth potential that is not reflected in their current market prices. The fund's portfolio consists predominantly of large- and mid-cap stocks.
- Vanguard Morgan Growth Fund invests mainly in the stocks of large and medium-size U.S. companies whose revenues and/or earnings are expected to grow faster than those of the average company in the market. The fund also invests in stocks of smaller companies with similar characteristics.
- Vanguard U.S. Growth Fund invests mainly in large-cap stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.
 Effective August 28, 2001, the Fund's board of trustees added two international funds to the stock segment of STAR Fund's investment program. These funds--Vanguard International Growth Fund and Vanguard International Value Fund--eventually will make up approximately 12% of STAR Fund's holdings. The Fund may reallocate assets from other holdings in addition to directing new cash flow to the new funds. Reallocation will be chosen when investment conditions make this method advantageous to shareholders.
- Vanguard International Growth Fund invests mainly in the stocks of seasoned companies located outside the United States. In selecting stocks, the fund's adviser evaluates foreign markets around the world and chooses companies with above-average growth potential.
- Vanguard International Value Fund invests mainly in common stocks of companies located outside the United States that are considered by the fund's adviser to be undervalued. The fund invests in small-, mid-, and large-cap companies and is expected to diversify its assets across developed and emerging markets in Eastern and Western Europe, the Far East, and Latin America.


BONDS
As of October 31, 2001, STAR Fund invested in the following bond funds, in approximately the percentages indicated:
1. Vanguard(R) Long-Term Corporate Fund (13.5%)
2. Vanguard(R) GNMA Fund (13.1%)


 Both bond funds seek to provide a high level of current income and to preserve investors' principal. They work toward this goal, however, in different ways:
- Vanguard Long-Term Corporate Fund invests in a variety of high- or upper-medium-quality and, to a lesser extent, medium-quality fixed income securities, mainly long-term corporate bonds. The fund may invest in foreign bonds, to a limited extent, so long as they are denominated in U.S. dollars. The fund is expected to maintain a dollar-weighted average maturity of between 15 and 25 years.
- Vanguard GNMA Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans backed by the U.S. government. The balance of the fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. The fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages, but is expected to normally fall within an intermediate-term range (5 to 10 years).

11

SHORT-TERM INVESTMENTS

To satisfy its policy of allocating 10% to 20% of assets to short-term investments, STAR Fund invests approximately 12.8% of its assets in Vanguard(R) Short-Term Corporate Fund as of October 31, 2001.
- Vanguard Short-Term Corporate Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. The fund also invests, to a limited extent, in non-investment-grade and unrated fixed income securities, mainly short- and intermediate-term corporate bonds, and U.S. dollar-denominated foreign bonds. The fund is expected to maintain a dollar-weighted average maturity of between 1 and 3 years.

OTHER INVESTMENT POLICIES AND RISKS

The Fund's underlying funds may invest, to a limited extent, in foreign securities.
 Each underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses but otherwise fail to achieve its investment objective, which in turn may prevent STAR Fund from achieving its investment objective.

[FLAG]
THE UNDERLYING FUNDS MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

 A  derivative  is a financial  contract  whose value is based on (or  "derived"
 from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
- Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone, by fax, or online. (IRAs and other retirement accounts are not subject to this rule.)
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD

STAR Fund has entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Fund at cost. The Fund owes Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Fund also bears the cost of services provided by other parties (such as auditors, legal counsel, and the Fund's custodian), as well as taxes and other direct expenses of the Fund. However, the agreement provides that the Fund's expenses will be offset by a reimbursement from Vanguard for (a) the Fund's contributions to the costs of operating the underlying Vanguard funds in which STAR Fund invests, and (b) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund's operation.
 The Fund's trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Fund. As a result, the Fund is expected to operate at a very low or zero expense ratio. Since its inception in 1985, the Fund, in fact, has incurred no direct net expenses.
 Although STAR Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds. The following chart shows the expense ratio for each of the underlying funds during STAR Fund's 2001 fiscal year, as well as the percentage of STAR Fund's net assets invested in each fund as of October 31, 2001:

13


      ------------------------------------------------------------------------
                                                          PERCENTAGE OF STAR
      UNDERLYING FUND                     EXPENSE RATIO    FUND'S NET ASSETS
      ------------------------------------------------------------------------
      Vanguard Windsor II Fund                 0.38%              25.8%
      Vanguard Windsor Fund                    0.41               14.3
      Vanguard Long-Term Corporate Fund        0.30               13.5
      Vanguard GNMA Fund                       0.25               13.1
      Vanguard Short-Term Corporate Fund       0.25               12.8
      Vanguard Explorer Fund                   0.72                4.4
      Vanguard Morgan Growth Fund              0.41                4.4
      Vanguard U.S. Growth Fund                0.44                4.3
      Vanguard PRIMECAP Fund                   0.50                4.2
      Vanguard International Growth Fund       0.61                1.6
      Vanguard International Value Fund        0.64                1.6
      ------------------------------------------------------------------------


 Based on these figures, STAR Fund's indirect expense ratio as of October 31, 2001, was 0.37%. Vanguard expects the Fund's indirect expense ratio to remain at or about 0.37%.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard STAR Fund's indirect expense ratio in fiscal year 2001 was 0.37%, or $3.70 per $1,000 of average net assets. The average balanced mutual fund had expenses in 2000 of 1.29%, or $12.90 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees, as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

The Fund does not employ an investment adviser. Rather, the Fund's board of trustees decides how to allocate its assets among the underlying funds. The chart below lists the investment advisers employed by each underlying fund:


-------------------------------------------------------------------------------
UNDERLYING FUND                     INVESTMENT ADVISER
-------------------------------------------------------------------------------
Vanguard Windsor II Fund            Barrow, Hanley, Mewhinney & Strauss, Inc.
                                    Equinox Capital Management, LLC
                                    Tukman Capital Management, Inc.
                                    The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Windsor Fund               Wellington Management Company, LLP
                                    Sanford C. Bernstein & Co., LLC
                                    The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Explorer Fund              Granahan Investment Management, Inc.
                                    Wellington Management Company, LLP
                                    Chartwell Investment Partners
                                    The Vanguard Group
                                    Grantham, Mayo, Van Otterloo & Co. LLC
-------------------------------------------------------------------------------
Vanguard PRIMECAP Fund              PRIMECAP Management Company
-------------------------------------------------------------------------------
Vanguard Morgan Growth Fund         Wellington Management Company, LLP
                                    The Vanguard Group
                                    Franklin Portfolio Associates, LLC
-------------------------------------------------------------------------------
Vanguard U.S. Growth Fund           Alliance Capital Management L.P.
-------------------------------------------------------------------------------
Vanguard International Growth Fund  Schroder Investment Management North
                                     America Inc.
-------------------------------------------------------------------------------
Vanguard International Value Fund   Hansberger Global Investors, Inc.
-------------------------------------------------------------------------------
Vanguard Long-Term Corporate Fund   Wellington Management Company, LLP
-------------------------------------------------------------------------------
Vanguard GNMA Fund                  Wellington Management Company, LLP
-------------------------------------------------------------------------------
Vanguard Short-Term Corporate Fund  The Vanguard Group
-------------------------------------------------------------------------------

15

 The chart below briefly describes each investment adviser:

--------------------------------------------------------------------------------
FIRM                                      BACKGROUND
--------------------------------------------------------------------------------
Barrow, Hanley, Mewhinney & Strauss,      - Based in Dallas, Texas
Inc.                                      - Founded in 1979
                                          - Manages about $27 billion in assets
--------------------------------------------------------------------------------
Equinox Capital Management, LLC           - Based in New York City, New York
                                          - Founded in 1989
                                          - Manages about $6.7 billion in assets
--------------------------------------------------------------------------------
Tukman Capital Management, Inc.           - Based in Larkspur, California
                                          - Founded in 1980
                                          - Manages about $8.1 billion in assets
--------------------------------------------------------------------------------
The Vanguard Group                        - Based in Valley Forge, Pennsylvania
                                          - Founded in 1975
                                          - Manages about $388 billion in assets
--------------------------------------------------------------------------------
Wellington Management Company, LLP        - Based in Boston, Massachusetts
                                          - Founded in 1928
                                          - Manages about $292 billion in assets
--------------------------------------------------------------------------------
Sanford C. Bernstein & Co., LLC           - Based in New York City, New York
                                          - Founded in 1968
                                          - Manages about $10 billion in assets
--------------------------------------------------------------------------------
Granahan Investment Management, Inc.      - Based in Waltham, Massachusetts
                                          - Founded in 1985
                                          - Manages about $2 billion in assets
--------------------------------------------------------------------------------
Chartwell Investment Partners             - Based in Berwyn, Pennsylvania
                                          - Founded in 1997
                                          - Manages about $5 billion in assets
--------------------------------------------------------------------------------
Grantham, Mayo, Van Otterloo & Co. LLC    - Based in Boston, Massachusetts
                                          - Founded in 1977
                                          - Manages about $20 billion in assets
--------------------------------------------------------------------------------
PRIMECAP Management Company               - Based in Pasadena, California
                                          - Founded in 1983
                                          - Manages about $30 billion in assets
--------------------------------------------------------------------------------
Franklin Portfolio Associates, LLC        - Based in Boston, Massachusetts
                                          - Founded in 1982
                                          - Manages about $15 billion in assets
--------------------------------------------------------------------------------
Alliance Capital Management L.P.          - Based in New York City, New York
                                          - Founded in 1971
                                          - Manages about $421 billion in assets
--------------------------------------------------------------------------------
Schroder Investment Management North      - Based in London, England
 America Inc.                             - Founded in 1979
                                          - Manages about $170 billion in assets
--------------------------------------------------------------------------------
Hansberger Global Investors, Inc.         - Based in Fort Lauderdale, Florida
                                          - Founded in 1994
                                          - Manages about $2.4 billion in assets
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS


The Fund distributes to shareholders virtually all of its net income, as well as any capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends generally are distributed in June and December; capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

17

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred  retirement account (such as an
 IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

                                                             VANGUARD STAR FUND
                                                           YEAR ENDED DECEMBER 31,
                    JAN. 1 TO         -----------------------------------------------------------------
                  OCT. 31, 2001*        2000         1999         1998         1997         1996
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,         $17.81       $18.21       $17.96       $17.38       $15.86       $15.03
 BEGINNING OF PERIOD
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income      .41          .65          .60          .58          .60          .58
 Capital Gain
 Distributions
 Received                    --         1.07         1.13          .86         1.06          .63
 Net Realized and
 Unrealized Gain          (1.19)         .17         (.47)         .70         1.65         1.19
 (Loss) on Investments
-------------------------------------------------------------------------------------------------------
 Total from Investment     (.78)        1.89         1.26         2.14         3.31         2.40
  Operations
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income        (.26)        (.64)        (.61)        (.58)        (.59)        (.59)
 Distributions from
  Realized Capital         (.85)       (1.65)        (.40)        (.98)       (1.20)        (.98)
  Gains
-------------------------------------------------------------------------------------------------------
 Total Distributions      (1.11)       (2.29)       (1.01)       (1.56)       (1.79)       (1.57)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END     $15.92       $17.81       $18.21       $17.96       $17.38       $15.86
 OF PERIOD
-------------------------------------------------------------------------------------------------------
TOTAL RETURN             -4.47%       10.96%        7.13%       12.38%       21.15%       16.11%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
 DATA
 Net Assets, End of
 Period (Millions)       $7,850       $8,119       $8,087       $8,083       $7,355       $5,863
 Ratio of Total
 Expenses to
 Average Net Assets          0%           0%           0%           0%           0%           0%
 Ratio of Net
 Investment Income to
 Average Net Assets     2.91%**        3.57%        3.21%        3.18%        3.46%        3.71%
 Turnover Rate               6%          17%          10%          16%          15%          18%
-------------------------------------------------------------------------------------------------------

 *The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**Annualized.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Fund began fiscal 2001 with a net asset value (price) of $17.81 per share. During the period, the Fund earned $0.41 per share from investment income (interest and dividends). There was a decline of $1.19 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.78 per share from investment operations.

 Shareholders received $1.11 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $15.92, reflecting losses of $0.78 per share and distributions of $1.11 per share. This was a decrease of $1.89 per share (from $17.81 at the beginning of the period to $15.92 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was -4.47% for the period.

 As of October 31, 2001, the Fund had $7.9 billion in net assets. For the period, its annualized net investment income amounted to 2.91% of its average net assets, and it sold and replaced securities valued at 6% of its net assets.
--------------------------------------------------------------------------------

19


--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                REDEEMING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES


ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT: $1,000.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--56. For addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
^THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^EXCHANGE REDEMPTIONS. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.

21

^WIRE REDEMPTIONS. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the current address, see Contacting Vanguard.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


OTHER RULES YOU SHOULD KNOW


TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 - Ten-digit account number.
 - Complete owner name and address.
 - Primary Social Security or employer identification number.
 - Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
^SOME  VANGUARD  FUNDS  DO  NOT  PERMIT  TELEPHONE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

23

VANGUARD.COM
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online. ^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES. To discourage market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 - The fund name and account number.
 - The amount of the transaction (in dollars or shares).
 - Signatures of all owners exactly as registered on the account.
 - Signature guarantees, if required for the type of transaction.*
 - Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature guarantee requirements.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:
- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A NON-MONEY-MARKET FUND during any 12-month period.
- Your round trips through a non-money-market fund must be at least 30 days apart.
-    All funds may refuse share purchases at any time, for any reason.

- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will be apply to shares redeemed upon closure of the account.
 Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.


FUND AND ACCOUNT UPDATES


PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.

25

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard STAR Fund will be mailed twice a year, in June and December. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
- Performance assessments with comparisons to industry benchmarks.
- Financial statements with detailed listings of the Fund's holdings.
 To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of its investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.


CONTACTING VANGUARD


ONLINE
VANGUARD.COM
- Your best source of Vanguard news
- For fund, account, and service information
- For most account  transactions
- For literature requests n 24 hours per day, 7 days per week

VANGUARD  TELE-ACCOUNT(R)
1-800-662-6273  (ON-BOARD)
- For automated fund and account information
- For redemptions by check,  exchange,  or wire
- Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES
1-800-662-2739  (CREW)
(Text telephone at 1-800-749-7273)
- For account information
- For most account transactions
- Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
- For information and services for large institutional investors
- Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please use the specific fund number when contacting us about Vanguard STAR Fund--56.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

FUND OF FUNDS
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade."

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard STAR Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB: WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-3919

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P056 022002

Vanguard(R) STAR(TM) Fund
For Participants -- February 25, 2002

This prospectus contains financial data for the Fund through the fiscal period ended October 31, 2001.

BALANCED

PROSPECTUS

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Vanguard Group

VANGUARD STAR FUND
Participant Prospectus February 25, 2002


A Balanced Mutual Fund


--------------------------------------------------------------------------------
CONTENTS
  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  3 MORE ON THE FUND
 12 THE FUND AND VANGUARD
 13 INVESTMENT ADVISER
 14 DIVIDENDS, CAPITAL GAINS, AND TAXES
 15 SHARE PRICE
 15 FINANCIAL HIGHLIGHTS
 17 INVESTING WITH VANGUARD
 18 ACCESSING FUND INFORMATION BY COMPUTER
  GLOSSARY (inside back cover)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
-------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth and income.

PRIMARY INVESTMENT STRATEGIES
As a "fund of funds," STAR Fund invests in a diversified group of other Vanguard mutual funds, rather than in individual securities. The Fund follows a balanced investment approach by placing 60% to 70% of its assets in common stocks through eight stock funds; 20% to 30% of its assets in bonds through two bond funds; and 10% to 20% of its assets in short-term investments through a short-term bond fund. Through its underlying funds, STAR Fund owns diversified mixes of stocks and bonds. The Fund's stock holdings emphasize large-capitalization value stocks of domestic companies and, to a lesser extent, a diversified group of stocks in companies located outside the United States. The Fund's bond holdings focus predominantly on short- and long-term investment-grade corporate bonds and intermediate- and long-term GNMA mortgage-backed securities.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or in different amounts, the Fund's bond and short-term investment holdings may counteract some of the volatility experienced by the Fund's stock holdings. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.
- Stock risks include: stock market risk, which is the chance that stock prices overall will decline over short or even long periods; and investment style risk, which is the chance that returns from the types of stocks in which the Fund is most heavily weighted (large-cap value stocks) will trail returns from the overall market. The Fund is also subject to the risks associated with investments in foreign stocks: currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency; and country risk, which is the chance that domestic events such as political upheaval, financial troubles, or a natural disaster will weaken a country's securities markets.
- Bond risks include: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner; and call/prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay a higher-yielding bond before its maturity date, forcing the underlying fund to reinvest the unanticipated proceeds at lower interest rates and lose the opportunity for additional price appreciation associated with falling rates.
- The Fund is also subject to manager risk, which is the chance that poor security selection will cause one of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform funds with similar objectives.
For additional information on investment risks, see MORE ON THE FUND.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns compare with those of relevant market indexes and a composite stock/bond benchmark over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.
      ----------------------------------------------------
                       ANNUAL TOTAL RETURNS
      ----------------------------------------------------
                        [BAR CHART]
                        1992 -- 10.51%
                        1993 -- 10.88%
                        1994 -- -0.21%
                        1995 -- 28.64%
                        1996 -- 16.11%
                        1997 -- 21.15%
                        1998 -- 12.38%
                        1999 -- 7.13%
                        2000 -- 10.96%
                        2001 -- 0.50%
      ----------------------------------------------------


 During the period shown in the bar chart, the highest return for a calendar quarter was 11.48% (quarter ended December 31, 1998), and the lowest return for a quarter was -8.13% (quarter ended September 30, 1998).


      -------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      -------------------------------------------------------------------------
                                       1 YEAR       5 YEARS          10 YEARS
      -------------------------------------------------------------------------
      Vanguard STAR Fund                0.50%        10.22%          11.50%
      Wilshire 5000 Total Market
       Index                           -10.96        9.69            12.27
      Lehman Brothers Aggregate
       Bond Index                       8.44         7.43            7.23
      STAR Lipper Composite*           -5.02         7.96            9.26
      -------------------------------------------------------------------------
      *Weighted  62.5%  average  general  equity fund,  25% average fixed income fund, and 12.5% average money market fund; derived from data provided by Lipper Inc.
      -------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None
      Exchange Fee:                                                       None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*

     *Although STAR Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUND AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.37% as of October 31, 2001.

3

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $38         $119       $208         $468
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS  AND  CAPITAL  GAINS                  NET  ASSETS  AS OF  OCTOBER  31,
Dividends  are distributed  semiannually        $7.9 billion
in June 2001 and December; capital gains,
if any, are distributed annually in December.
                                                NEWSPAPER ABBREVIATION
INVESTMENT ADVISER                              STAR
The Fund does not employ an investment
adviser, but benefits from the investment       VANGUARD FUND NUMBER
advisory services provided to the underlying    56
Vanguard funds in which it invests.
                                                CUSIP NUMBER
INCEPTION DATE                                  921909107
March 29, 1985
                                                TICKER SYMBOL
                                                VGSTX
--------------------------------------------------------------------------------


MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
 Finally, you'll find information on other important features of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BALANCED FUNDS

 Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.
--------------------------------------------------------------------------------

MARKET EXPOSURE

STOCKS
Through eight underlying Vanguard funds, STAR Fund indirectly invests 60% to 70% of its assets in stocks. These stock investments are designed to provide long-term capital growth and some income. The underlying stock funds are described later in this section under "Security Selection."

[FLAG]
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2001)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%    19.9%      17.8%
Worst                -43.1    -12.4     -0.8        3.1
Average               12.6     11.1     11.2       11.4
----------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

5

 Because stock and bond prices often move in different directions, the Fund's bond and short-term investment holdings help to reduce--but not eliminate--the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.

[FLAG]
THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND IS MOST HEAVILY WEIGHTED WILL TRAIL RETURNS FROM THE OVERALL MARKET.

 By owning shares of the underlying stock funds, STAR Fund indirectly owns a diversified mixture of common stocks. Although its indirect stock holdings are predominantly large-cap, the Fund has significant exposure to mid-cap stocks and some exposure to small-cap stocks. Mid- and small-cap stocks tend to be more volatile than--and at times have performed quite differently from--large-cap stocks. The Fund's indirect stock holdings are also predominantly value-oriented, although the Fund has significant exposure to growth stocks.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

 Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or market capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $10.5 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $10.5 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

 Through its investments in Vanguard International Growth and Vanguard International Value Funds, which invest in foreign stocks, the Fund is subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency. This decrease would occur because that currency is worth fewer U.S. dollars than at the time the investments were made.

BONDS
Through two underlying Vanguard funds, STAR Fund invests roughly 20% to 30% of its assets in bonds, predominantly long-term investment-grade corporate bonds and intermediate- and long-term GNMA mortgage-backed securities. By indirectly investing in bonds, the Fund seeks to provide a high level of current income with less price volatility than would be expected from the stock portion of its holdings. The underlying bond funds are described later in this section under "Security Selection."

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

 Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates, such as those issued by the Government National Mortgage Association (GNMAs). Each issuer is responsible for paying back the bond's initial value as well as making periodic interest payments.
--------------------------------------------------------------------------------

[FLAG]
THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK IS MODEST FOR SHORTER-TERM BONDS AND HIGH FOR LONGER-TERM BONDS.

 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                          VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)
Intermediate-Term (10 years)     932        1,074        870         1,156
Long-Term (20 years)             901        1,116        816         1,251
------------------------------------------------------------------------------

 These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

 A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

7


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed bonds are different: In general, declining interest rates will not lift the prices of mortgage-backed bonds--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed bonds for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this "drag" on price, GNMAs tend to offer higher yields than do other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------

[FLAG]
THE FUND IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

 A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance--in the rating agency's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade."
--------------------------------------------------------------------------------



 The credit quality of the bonds held by the underlying funds is expected to be very high, so credit risk for the STAR Fund should be low.

[FLAG]
THE FUND IS ALSO SUBJECT TO CALL RISK (IN THE CASE OF CORPORATE BONDS) AND PREPAYMENT RISK (IN THE CASE OF MORTGAGE-BACKED BONDS). IN EITHER CASE THERE IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL REPAY A HIGHER-YIELDING BOND BEFORE ITS MATURITY DATE. THE UNDERLYING FUND WOULD LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES. AS A RESULT, THE UNDERLYING FUND WOULD EXPERIENCE A DECLINE IN INCOME AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.

SHORT-TERM INVESTMENTS

Through one underlying Vanguard short-term bond fund, STAR Fund invests roughly 10% to 20% of its assets in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. These investments also include, to a limited extent, non-investment-grade and unrated fixed income securities, mainly short- and intermediate-term corporate bonds. From this investment, the Fund seeks to obtain current income and to moderate overall volatility.
 The Fund's short-term investments are subject to a high level of income risk, which is the chance that dividends will decline if short-term interest rates fall, as well as to a low level of credit risk, which is the chance that an issuer of a short-term bond will fail to pay interest or principal in a timely manner. Because the Fund does not invest heavily in short-term investments, however, both income risk and credit risk to the STAR Fund will be low. The underlying short-term bond fund is described in this section under "Security Selection."

SECURITY SELECTION

Vanguard STAR Fund is a "fund of funds," which means that it achieves its objective by investing in a combination of other mutual funds rather than in individual securities.
 The trustees of the Fund allocate STAR Fund's assets among the three asset classes (stocks, bonds, and short-term investments) and among the underlying funds. The trustees may authorize the Fund to invest in additional Vanguard funds without shareholder approval. Generally, the Fund invests 60% to 70% of its assets in stock funds, 20% to 30% in bond funds, and 10% to 20% in short-term investments. While these allocations may shift from time to time, stocks can be expected to represent at least 60% of the Fund's holdings at any given time. Within any asset class, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                "FUND OF FUNDS"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------




[FLAG]
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE INVESTMENT ADVISERS OF THE UNDERLYING FUNDS WILL DO A POOR JOB OF SELECTING SECURITIES.

 The underlying Vanguard funds are run according to traditional methods of active investment management. This means that securities are bought and sold according to the advisers' judgments about companies and their financial prospects, about issuers of bonds and money market instruments, and about the general level of interest rates.
 The Fund is generally managed without regard to tax ramifications.

9

STOCKS

As of October 31, 2001, STAR Fund invested in the following stock funds, in approximately the percentages indicated:
1. Vanguard(R) Windsor(TM) II Fund (25.8%)
2. Vanguard(R) Windsor(TM) Fund (14.3%)
3. Vanguard(R) Explorer(TM) Fund (4.4%)
4. Vanguard(R) Morgan(TM) Growth Fund (4.4%)
5. Vanguard(R) U.S. Growth Fund (4.3%)
6. Vanguard(R) PRIMECAP Fund (4.2%)
7. Vanguard(R) International Growth Fund (1.6%)
8. Vanguard(R) International Value Fund (1.6%)

 Vanguard Windsor Fund and Vanguard Windsor II Fund are value-oriented stock funds, chosen primarily for their potential for long-term growth of capital, as well as for their secondary objective of providing some dividend income. They work toward these goals by investing in large and medium-size companies whose stocks are considered by the funds' advisers to be undervalued. These stocks typically--but not always--have lower-than- average price/earnings ratios and higher-than-average dividend yields.
 Vanguard Explorer Fund is an aggressive growth fund, while Vanguard PRIMECAP Fund, Vanguard Morgan Growth Fund, and Vanguard U.S. Growth Fund are growth funds. These funds are held by STAR Fund primarily to provide long-term capital growth. They work in different ways to achieve this goal.
- Vanguard Explorer Fund invests mainly in the stocks of small companies that, at the time of purchase, typically have a market value of less than $2 billion. These companies tend to be unseasoned but are considered by the fund's advisers to have superior growth potential.
- Vanguard PRIMECAP Fund invests in stocks with above-average earnings growth potential that is not reflected in their current market prices. The fund's portfolio consists predominantly of large- and mid-cap stocks.
- Vanguard Morgan Growth Fund invests mainly in the stocks of large and medium-size U.S. companies whose revenues and/or earnings are expected to grow faster than those of the average company in the market. The fund also invests in stocks of smaller companies with similar characteristics.
- Vanguard U.S. Growth Fund invests mainly in large-cap stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.
 Effective August 28, 2001, the Fund's board of trustees added two international funds to the stock segment of STAR Fund's investment program. These funds--Vanguard International Growth Fund and Vanguard International Value Fund--eventually will make up approximately 12% of STAR Fund's holdings. The Fund may reallocate assets from other holdings in addition to directing new cash flow to the new funds. Reallocation will be chosen when investment conditions make this method advantageous to shareholders.
- Vanguard International Growth Fund invests mainly in the stocks of seasoned companies located outside the United States. In selecting stocks, the fund's adviser evaluates foreign markets around the world and chooses companies with above-average growth potential.
- Vanguard International Value Fund invests mainly in common stocks of companies located outside the United States that are considered by the fund's adviser to be undervalued. The fund invests in small-, mid-, and large-cap companies and is expected to diversify its assets across developed and emerging markets in Eastern and Western Europe, the Far East, and Latin America.

BONDS

As of October 31, 2001, STAR Fund invested in the following bond funds, in approximately the percentages indicated:
1. Vanguard(R) Long-Term Corporate Fund (13.5%)
2. Vanguard(R) GNMA Fund (13.1%)

 Both bond funds seek to provide a high level of current income and to preserve investors' principal. They work toward this goal, however, in different ways:
- Vanguard Long-Term Corporate Fund invests in a variety of high- or upper-medium-quality and, to a lesser extent, medium-quality fixed income securities, mainly long-term corporate bonds. The fund may invest in foreign bonds, to a limited extent, so long as they are denominated in U.S. dollars. The fund is expected to maintain a dollar-weighted average maturity of between 15 and 25 years.
- Vanguard GNMA Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans backed by the U.S. government. The balance of the fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. The fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages, but is expected to normally fall within an intermediate-term range (5 to 10 years).

SHORT-TERM INVESTMENTS

To  satisfy  its  policy  of  allocating  10%  to 20% of  assets  to  short-term
investments,   STAR  Fund   invests   approximately   12.8%  of  its  assets  in
Vanguard(R) Short-Term Corporate Fund as of October 31, 2001.

- Vanguard Short-Term Corporate Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. The fund also invests, to a limited extent, in non-investment-grade and unrated fixed income securities, mainly short- and intermediate-term corporate bonds, and U.S. dollar-denominated foreign bonds. The fund is expected to maintain a dollar-weighted average maturity of between 1 and 3 years.

OTHER INVESTMENT POLICIES AND RISKS

The Fund's underlying funds may invest, to a limited extent, in foreign securities.
 Each underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses but otherwise fail to achieve its investment objective, which in turn may prevent STAR Fund from achieving its investment objective.

[FLAG]
THE UNDERLYING FUNDS MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

11


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

 A  derivative  is a financial  contract  whose value is based on (or  "derived"
 from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

STAR Fund has entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Fund at cost. The Fund owes Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Fund also bears the cost of services provided by other parties (such as auditors, legal counsel, and the Fund's custodian), as well as taxes and other direct expenses of the Fund. However, the agreement provides that the Fund's expenses will be offset by a reimbursement from Vanguard for (a) the Fund's contributions to the costs of operating the underlying Vanguard funds in which STAR Fund invests, and (b) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund's operation.
 The Fund's trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Fund. As a result, the Fund is expected to operate at a very low or zero expense ratio. Since its inception in 1985, the Fund, in fact, has incurred no direct net expenses.
 Although STAR Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds. The following chart shows the expense ratio for each of the underlying funds during STAR Fund's 2001 fiscal year, as well as the percentage of STAR Fund's net assets invested in each fund as of October 31, 2001:



      ------------------------------------------------------------------------
                                                           PERCENTAGE OF STAR
      UNDERLYING FUND                     EXPENSE RATIO    FUND'S NET ASSETS
      ------------------------------------------------------------------------
      Vanguard Windsor II Fund                 0.38%              25.8%
      Vanguard Windsor Fund                    0.41               14.3
      Vanguard Long-Term Corporate Fund        0.30               13.5
      Vanguard GNMA Fund                       0.25               13.1
      Vanguard Short-Term Corporate Fund       0.25               12.8
      Vanguard Explorer Fund                   0.72                4.4
      Vanguard Morgan Growth Fund              0.41                4.4
      Vanguard U.S. Growth Fund                0.44                4.3
      Vanguard PRIMECAP Fund                   0.50                4.2
      Vanguard International Growth Fund       0.61                1.6
      Vanguard International Value Fund        0.64                1.6
      ------------------------------------------------------------------------


 Based on these figures, STAR Fund's indirect expense ratio as of October 31, 2001, was 0.37%. Vanguard expects the Fund's indirect expense ratio to remain at or about 0.37%.

13

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard STAR Fund's indirect expense ratio in fiscal year 2001 was 0.37%, or $3.70 per $1,000 of average net assets. The average balanced mutual fund had expenses in 2000 of 1.29%, or $12.90 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees, as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


INVESTMENT ADVISERS

The Fund does not employ an investment adviser. Rather, the Fund's board of trustees decides how to allocate its assets among the underlying funds. The chart below lists the investment advisers employed by each underlying fund:


-------------------------------------------------------------------------------
UNDERLYING FUND                     INVESTMENT ADVISER
-------------------------------------------------------------------------------
Vanguard Windsor II Fund            Barrow, Hanley, Mewhinney & Strauss, Inc.
                                    Equinox Capital Management, LLC
                                    Tukman Capital Management, Inc.
                                    The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Windsor Fund               Wellington Management Company, LLP
                                    Sanford C. Bernstein & Co., LLC
                                    The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Explorer Fund              Granahan Investment Management, Inc.
                                    Wellington Management Company, LLP
                                    Chartwell Investment Partners
                                    The Vanguard Group
                                    Grantham, Mayo, Van Otterloo & Co. LLC
-------------------------------------------------------------------------------
Vanguard PRIMECAP Fund              PRIMECAP Management Company
-------------------------------------------------------------------------------
Vanguard Morgan Growth Fund         Wellington Management Company, LLP
                                    The Vanguard Group
                                    Franklin Portfolio Associates, LLC
-------------------------------------------------------------------------------
Vanguard U.S. Growth Fund           Alliance Capital Management L.P.
-------------------------------------------------------------------------------
Vanguard International Growth Fund  Schroder Investment Management North
                                     America Inc.
-------------------------------------------------------------------------------
Vanguard International Value Fund   Hansberger Global Investors, Inc.
-------------------------------------------------------------------------------
Vanguard Long-Term Corporate Fund   Wellington Management Company, LLP
-------------------------------------------------------------------------------
Vanguard GNMA Fund                  Wellington Management Company, LLP
-------------------------------------------------------------------------------
Vanguard Short-Term Corporate Fund  The Vanguard Group
-------------------------------------------------------------------------------

 The chart below briefly describes each investment adviser:
-------------------------------------------------------------------------------
FIRM                                      BACKGROUND
-------------------------------------------------------------------------------
Barrow, Hanley, Mewhinney & Strauss,      - Based in Dallas, Texas
Inc.                                      - Founded in 1979
                                          - Manages about $27 billion in assets
-------------------------------------------------------------------------------
Equinox Capital Management, LLC           - Based in New York City, New York
                                          - Founded in 1989
                                          - Manages about $6.7 billion in assets
-------------------------------------------------------------------------------
Tukman Capital Management, Inc.           - Based in Larkspur, California
                                          - Founded in 1980
                                          - Manages about $8.1 billion in assets
-------------------------------------------------------------------------------
The Vanguard Group                        - Based in Valley Forge, Pennsylvania
                                          - Founded in 1975
                                          - Manages about $388 billion in assets
-------------------------------------------------------------------------------
Wellington Management Company, LLP        - Based in Boston, Massachusetts
                                          - Founded in 1928
                                          - Manages about $292 billion in assets
-------------------------------------------------------------------------------
Sanford C. Bernstein & Co., LLC           - Based in New York City, New York
                                          - Founded in 1968
                                          - Manages about $10 billion in assets
-------------------------------------------------------------------------------
Granahan Investment Management, Inc.      - Based in Waltham, Massachusetts
                                          - Founded in 1985
                                          - Manages about $2 billion in assets
-------------------------------------------------------------------------------
Chartwell Investment Partners             - Based in Berwyn, Pennsylvania
                                          - Founded in 1997
                                          - Manages about $5 billion in assets
-------------------------------------------------------------------------------
Grantham, Mayo, Van Otterloo & Co. LLC    - Based in Boston, Massachusetts
                                          - Founded in 1977
                                          - Manages about $20 billion in assets
-------------------------------------------------------------------------------
PRIMECAP Management Company               - Based in Pasadena, California
                                          - Founded in 1983
                                          - Manages about $30 billion in assets
-------------------------------------------------------------------------------
Franklin Portfolio Associates, LLC        - Based in Boston, Massachusetts
                                          - Founded in 1982
                                          - Manages about $15 billion in assets
-------------------------------------------------------------------------------
Alliance Capital Management L.P.          - Based in New York City, New York
                                          - Founded in 1971
                                          - Manages about $421 billion in assets
-------------------------------------------------------------------------------
Schroder Investment Management North      - Based in London, England
 America Inc.                             - Founded in 1979
                                          - Manages about $170 billion in assets
-------------------------------------------------------------------------------
Hansberger Global Investors, Inc.         - Based in Fort Lauderdale, Florida
                                          - Founded in 1994
                                          - Manages about $2.4 billion in assets
-------------------------------------------------------------------------------


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends paid by the underlying funds), as well as any capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends generally are distributed in June and December; capital gains distributions generally occur in December.

15

 Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

-------------------------------------------------------------------------------------------------------
                                                          VANGUARD STAR FUND
                                                         YEAR ENDED DECEMBER 31,
                      JAN. 1 TO       -----------------------------------------------------------------
                  OCT. 31, 2001*        2000         1999         1998         1997         1996
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,         $17.81       $18.21       $17.96       $17.38       $15.86       $15.03
 BEGINNING OF PERIOD
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income      .41          .65          .60          .58          .60          .58
 Capital Gain
 Distributions
 Received                    --         1.07         1.13          .86         1.06          .63
 Net Realized and
 Unrealized Gain          (1.19)         .17         (.47)         .70         1.65         1.19
 (Loss) on Investments
-------------------------------------------------------------------------------------------------------
 Total from Investment     (.78)        1.89         1.26         2.14         3.31         2.40
  Operations
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income        (.26)        (.64)        (.61)        (.58)        (.59)        (.59)
 Distributions from
  Realized Capital         (.85)       (1.65)        (.40)        (.98)       (1.20)        (.98)
  Gains
-------------------------------------------------------------------------------------------------------
 Total Distributions      (1.11)       (2.29)       (1.01)       (1.56)       (1.79)       (1.57)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END     $15.92       $17.81       $18.21       $17.96       $17.38       $15.86
 OF PERIOD
-------------------------------------------------------------------------------------------------------
TOTAL RETURN             -4.47%       10.96%        7.13%       12.38%       21.15%       16.11%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
 Period (Millions)       $7,850       $8,119       $8,087       $8,083       $7,355       $5,863
 Ratio of Total
 Expenses to
 Average Net Assets          0%           0%           0%           0%           0%           0%
 Ratio of Net
 Investment Income to
 Average Net Assets     2.91%**        3.57%        3.21%        3.18%        3.46%        3.71%
 Turnover Rate               6%          17%          10%          16%          15%          18%
-------------------------------------------------------------------------------------------------------

 *The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**Annualized.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Fund began fiscal 2001 with a net asset value (price) of $17.81 per share. During the period, the Fund earned $0.41 per share from investment income (interest and dividends). There was a decline of $1.19 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.78 per share from investment operations.

 Shareholders received $1.11 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $15.92, reflecting losses of $0.78 per share and distributions of $1.11 per share. This was a decrease of $1.89 per share (from $17.81 at the beginning of the period to $15.92 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was -4.47% for the period.

 As of October 31, 2001, the Fund had $7.9 billion in net assets. For the period, its annualized net investment income amounted to 2.91% of its average net assets, and it sold and replaced securities valued at 6% of its net assets.
--------------------------------------------------------------------------------

17

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
 In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
 Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

FUND OF FUNDS
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade."

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]
Institutional  Division
Post Office Box 2900
Valley Forge,  PA 19482-2900

FOR MORE  INFORMATION
If you'd like more information about Vanguard STAR Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE: 1-800-523-1188

TEXT TELEPHONE: 1-800-523-8004

WORLD WIDE WEB: WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Fund's Investment Company Act
file number: 811-3919

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

I056 022002

VANGUARD LIFESTRATEGY FUNDS

INVESTOR SHARES

FEBRUARY 25, 2002


This prospectus
contains financial data
for the Fund through
the fiscal year ended
October 31, 2001.







Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                    [THE VANGUARD GROUP(R) LOGO]

VANGUARD LIFESTRATEGY FUNDS

PROSPECTUS

FEBRUARY 25, 2002

--------------------------------------------------------------------------------
CONTENTS

   1 AN INTRODUCTION TO VANGUARD LIFESTRATEGY FUNDS

   1 FUND PROFILES
     1 Vanguard LifeStrategy Income Fund
     5 Vanguard LifeStrategy Conservative Growth Fund
     8 Vanguard LifeStrategy Moderate Growth Fund
     12 Vanguard LifeStrategy Growth Fund

  15 MORE ON THE FUNDS

  22 THE FUNDS AND VANGUARD

  23 INVESTMENT ADVISER

  24 DIVIDENDS, CAPITAL GAINS, AND TAXES

  25 SHARE PRICE

  26 FINANCIAL HIGHLIGHTS

  29 INVESTING WITH VANGUARD
     29 Buying Shares
     30 Redeeming Shares
     32 Other Rules You Should Know
     34 Fund and Account Updates
     35 Contacting Vanguard

     GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment  for you.  We  suggest  that  you keep  this  prospectus  for  future reference.
--------------------------------------------------------------------------------

AN INTRODUCTION TO VANGUARD LIFESTRATEGY FUNDS
This prospectus provides information about the Vanguard LifeStrategy Funds, a group of mutual funds that invest fixed percentages of assets in up to five other Vanguard stock and bond mutual funds. Because they invest in other funds, rather than in individual securities, each Fund is considered a "fund of funds."

     The LifeStrategy Funds offer four distinct choices for different investment styles and life stages. Because an investor's risk tolerance, investment goals, investment time horizon, and financial circumstances are subject to change over time, the LifeStrategy Funds offer alternative strategies for attaining capital growth and income. The allocation to stocks and bonds in each LifeStrategy Fund reflects its greater or lesser emphasis on pursuing current income or growth of capital.

     Below you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 "FUND OF FUNDS"
The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R) INCOME FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide current income and some growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to bonds and 20% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:
o    Vanguard Total Bond Market Index Fund    50%
o    Vanguard Asset Allocation Fund           25%
o    Vanguard Short-Term Corporate Fund       20%
o    Vanguard Total Stock Market Index Fund    5%

     The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, mortgage-backed, and investment-grade corporate bonds. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests most of its assets in bonds, the Fund's overall level of risk should be relatively low.

2

o With approximately 80% of its assets allocated to bonds, the Fund is primarily subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates; income risk, which is the chance that falling interest rates will cause the Fund's income to decline; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, thus reducing the underlying fund's return; and prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay its higher-yielding bond earlier than expected, forcing the underlying fund to reinvest the unanticipated proceeds at lower interest rates.
o With approximately 20% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices in general will decline over short or even long periods.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause one of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform funds with similar objectives.
For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another since inception.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                 1995    22.99%
                                 1996     7.65%
                                 1997    14.23%
                                 1998    13.17%
                                 1999     2.82%
                                 2000     8.06%
                                 2001     4.06%
--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 6.93% (quarter ended June 30, 1995), and the lowest return for a quarter was -0.76% (quarter ended March 31, 2001).


     The table shows how the Fund's average annual total returns compare with those of a relevant market index and a composite stock/bond index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal tax bracket. We did not take into consideration state or local income taxes.


     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.

     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.

     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                            1 YEAR    5 YEARS   SINCE INCEPTION*
--------------------------------------------------------------------------------
VANGUARD LIFESTRATEGY INCOME FUND
 Return Before Taxes                         4.06%      8.37%           9.90%
 Return After Taxes on Distributions         2.02       5.96            7.43
 Return After Taxes on Distributions         2.46       5.59            6.88
   and Sale of Fund Shares
LEHMAN BROTHERS AGGREGATE BOND INDEX         8.44%      7.43%           8.14%
 (reflects no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
INCOME COMPOSITE INDEX**                     3.80%      7.70%           8.94%
 (reflects no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
*September 30, 1994.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Total Market Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term investments, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*

*Although LifeStrategy Income Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2001.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------------------------------------
               1 YEAR        3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                $29            $90          $157          $356
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

4

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS               SUITABLE FOR IRAS
Dividends are distributed quarterly in    Yes
March, June, September, and December;
capital gains, if any, are distributed    MINIMUM INITIAL INVESTMENT
annually in December.                     $3,000; $1,000 for IRAs and custodial
                                          accountsfor minors
INVESTMENT ADVISER
The Fund does not employ an investment    NEWSPAPER ABBREVIATION
adviser, but benefits from the            LifeInc
investment advisory services provided to
the underlying Vanguard funds in which    VANGUARD FUND NUMBER
it invests.                               723

INCEPTION DATE                            CUSIP NUMBER
September 30, 1994                        921909206

NET ASSETS AS OF OCTOBER 31, 2001         TICKER SYMBOL
$790 million                              VASIX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R) CONSERVATIVE GROWTH FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide current income and low to moderate growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 60% of assets to bonds and 40% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:
o    Vanguard Total Bond Market Index Fund          30%
o    Vanguard Asset Allocation Fund                 25%
o    Vanguard Short-Term Corporate Fund             20%
o    Vanguard Total Stock Market Index Fund         20%
o    Vanguard Total International Stock Index Fund   5%

     The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, mortgage-backed, and investment-grade corporate bonds. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in bonds, the Fund's overall level of risk should be low to moderate.
o With approximately 60% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates; income risk, which is the chance that falling interest rates will cause the Fund's income to decline; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, thus reducing the underlying fund's return; and prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay its higher-yielding bond earlier than expected, forcing the underlying fund to reinvest the unanticipated proceeds at lower interest rates.
o With approximately 40% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices in general will decline over short or even long periods.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause one of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform funds with similar objectives.
For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another since inception.

6

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                 1995     24.35%
                                 1996     10.36%
                                 1997     16.81%
                                 1998     15.88%
                                 1999      7.86%
                                 2000      3.12%
                                 2001     -0.08%
--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 8.84% (quarter ended December 31, 1998), and the lowest return for a quarter was -4.10% (quarter ended September 30, 2001).


     The table shows how the Fund's average annual total returns compare with those of relevant market indexes and a composite stock/bond index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal tax bracket. We did not take into consideration state or local taxes.


     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.

     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.

     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                            1 YEAR     5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
VANGUARD LIFESTRATEGY CONSERVATIVE GROWTH FUND
 Return Before Taxes                        -0.08%      8.51%          10.52%
 Return After Taxes on Distributions        -1.74       6.41            8.33
 Return After Taxes on Distributions        -0.03       5.92            7.61
   and Sale of Fund Shares
LEHMAN BROTHERS AGGREGATE BOND INDEX         8.44%      7.43%           8.14%
  (reflects no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
WILSHIRE 5000 TOTAL MARKET INDEX           -10.96%      9.69%          14.12%
  (reflects no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
CONSERVATIVE GROWTH COMPOSITE INDEX**       -0.69%      7.84%           9.66%
 (reflects no deduction  for fees, expenses, or taxes)
--------------------------------------------------------------------------------
 *September 30, 1994.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term investments, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*

*Although LifeStrategy Conservative Growth Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2001.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------------------------------------
                   1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                    $29          $90          $157          $356
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS               SUITABLE FOR IRAS
Dividends are distributed quarterly in    Yes
March, June, September, and December;
capital gains, if any, are distributed    MINIMUM INITIAL INVESTMENT
annually in December.                     $3,000; $1,000 for IRAs and custodial
                                          accountsfor minors
INVESTMENT ADVISER
The Fund does not employ an investment    NEWSPAPER ABBREVIATION
adviser, but benefits from the            LifeCon
investment advisory services provided to
the underlying Vanguard funds in which    VANGUARD FUND NUMBER
it invests.                               724

INCEPTION DATE                            CUSIP NUMBER
September 30, 1994                        921909305

NET ASSETS AS OF OCTOBER 31, 2001         TICKER SYMBOL
$1.9 billion                              VSCGX
--------------------------------------------------------------------------------

8

FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R) MODERATE GROWTH FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital and a low to moderate level of current income.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 60% of assets to common stocks and 40% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:
o    Vanguard Total Stock Market Index Fund               35%
o    Vanguard Total Bond Market Index Fund                30%
o    Vanguard Asset Allocation Fund                       25%
o    Vanguard Total International Stock Index Fund        10%

     The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, mortgage-backed, and investment-grade corporate bonds, with an emphasis on long-term U.S. Treasury bonds.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests a significant portion of its assets in bonds, the Fund's overall level of risk should be moderate.
o With approximately 60% of its assets allocated to stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices in general will decline over short or even long periods. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies; and country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or a natural disaster.
o With approximately 40% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, thus reducing the underlying fund's return; and prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay its higher-yielding bond earlier than expected, forcing the underlying fund to reinvest the unanticipated proceeds at lower interest rates.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause one of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform funds with similar objectives.
 For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another since inception.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                 1995     27.94%
                                 1996     12.71%
                                 1997     19.77%
                                 1998     19.03%
                                 1999     12.01%
                                 2000     -0.88%
                                 2001     -4.48%
--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 13.08% (quarter ended December 31, 1998), and the lowest return for a quarter was -7.91% (quarter ended September 30, 2001).


     The table shows how the Fund's average annual total returns compare with those of relevant market indexes and a composite stock/bond index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal tax bracket. We did not take into consideration state or local taxes.


     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.

     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.

     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

10

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                            1 YEAR    5 YEARS   SINCE INCEPTION*
--------------------------------------------------------------------------------
VANGUARD LIFESTRATEGY MODERATE GROWTH FUND
 Return Before Taxes                        -4.48%      8.62%          11.24%
 Return After Taxes on Distributions        -5.67       6.97            9.47
 Return After Taxes on Distributions        -2.67       6.28            8.50
   and Sale of Fund Shares
LEHMAN BROTHERS AGGREGATE BOND INDEX         8.44%      7.43%           8.14%
  (reflects no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
WILSHIRE 5000 TOTAL MARKET INDEX           -10.96%      9.69%          14.12%
  (reflects no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
MODERATE GROWTH COMPOSITE INDEX**           -4.34%      8.34%          10.90%
  (reflects no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
 *September 30, 1994.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term investments, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*

*Although LifeStrategy Moderate Growth Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2001.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------------------------------------
               1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                $29           $90         $157          $356
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS               SUITABLE FOR IRAS
Dividends are distributed semiannually    Yes
in June and December; capital gains, if
any, are distributed annually in          MINIMUM INITIAL INVESTMENT
December.                                 $3,000; $1,000 for IRAs and custodial
                                          accountsfor minors
INVESTMENT ADVISER
The Fund does not employ an investment    NEWSPAPER ABBREVIATION
adviser, but benefits from the            LifeMod
investment advisory services provided to
the underlying Vanguard funds in which    VANGUARD FUND NUMBER
it invests.                               914

INCEPTION DATE                            CUSIP NUMBER
September 30, 1994                        921909404

NET ASSETS AS OF OCTOBER 31, 2001         TICKER SYMBOL
$4.1 billion                              VSMGX
--------------------------------------------------------------------------------

12

FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R) GROWTH FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital and some current income.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to common stocks and 20% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:
o    Vanguard Total Stock Market Index Fund                  50%
o    Vanguard Asset Allocation Fund                          25%
o    Vanguard Total International Stock Index Fund           15%
o    Vanguard Total Bond Market Index Fund                   10%

     The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, mortgage-backed, and investment-grade corporate bonds, with a strong emphasis on long-term U.S. Treasury bonds.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. Because stocks usually are more volatile than bonds, and the Fund invests more in stocks than the other LifeStrategy Funds, the Fund's overall level of risk should be high compared with those funds; however, the level of risk should be lower than that of a fund investing entirely in stocks.
o With approximately 80% of its assets allocated to stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices in general will decline over short or even long periods. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies; and country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or a natural disaster.
o With approximately 20% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, thus reducing the underlying fund's return; and prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay its higher-yielding bond earlier than expected, forcing the underlying fund to reinvest the unanticipated proceeds at lower interest rates.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause one of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform funds with similar objectives.
For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another since inception.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                 1995     29.24%
                                 1996     15.41%
                                 1997     22.26%
                                 1998     21.40%
                                 1999     17.32%
                                 2000     -5.44%
                                 2001     -8.86%
--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 17.31% (quarter ended December 31, 1998), and the lowest return for a quarter was -11.81% (quarter ended September 30, 2001).


     The table shows how the Fund's average annual total returns compare with those of a relevant market index and a composite stock/bond index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal tax bracket. We did not take into consideration state or local taxes.


     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.

     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.

     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                            1 YEAR    5 YEARS   SINCE INCEPTION*
--------------------------------------------------------------------------------
VANGUARD LIFESTRATEGY GROWTH FUND
 Return Before Taxes                        -8.86%      8.46%          11.74%
 Return After Taxes on Distributions        -9.65       7.19           10.30
 Return After Taxes on Distributions        -5.33       6.37            9.15
   and Sale of Fund Shares
WILSHIRE 5000 TOTAL MARKET INDEX           -10.96%      9.69%          14.12%
  (reflects no  deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
GROWTH COMPOSITE INDEX**                    -8.81%      8.21%          11.42%
 (reflects no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
*September 30, 1994.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term investments, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.
--------------------------------------------------------------------------------

14

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                              None*

*Although LifeStrategy Growth Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2001.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------------------------------------
             1 YEAR       3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
              $29           $90          $157          $356
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS               SUITABLE FOR IRAS
Dividends are distributed semiannually    Yes
in June and December; capital gains, if
any, are distributed annually in          MINIMUM INITIAL INVESTMENT
December.                                 $3,000; $1,000 for IRAs and custodial
                                          accountsfor minors
INVESTMENT ADVISER
The Fund does not employ an investment    NEWSPAPER ABBREVIATION
adviser, but benefits from the            LifeGro
investment advisory services provided to
the underlying Vanguard funds in which    VANGUARD FUND NUMBER
it invests.                               122

INCEPTION DATE                            CUSIP NUMBER
September 30, 1994                        921909503

NET ASSETS AS OF OCTOBER 31, 2001         TICKER SYMBOL
$3.5 billion                              VASGX
--------------------------------------------------------------------------------

MORE ON THE FUNDS
This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

     Finally, you'll find information on other important features of the Funds.

ASSET ALLOCATION FRAMEWORK
Asset allocation--that is, dividing your investment among stocks, bonds, and short-term investments--is one of the most critical decisions you can make as an investor. The best mix for you will depend on your personal investment objective, time horizon, and risk tolerance. The LifeStrategy Funds offer four pre-set asset allocation strategies, and so provide shareholders with a simple way to meet typical investment needs at different stages of life.

     Each Fund invests in up to five underlying Vanguard funds to pursue a target allocation of stocks, bonds, and short-term investments.* Because one of the underlying funds (Vanguard Asset Allocation Fund) periodically shifts its holdings among asset classes, each LifeStrategy Fund's asset mix can fluctuate within a prescribed range. The tables below illustrate the expected asset allocation and the potential allocation ranges for each Fund:

--------------------------------------------------------------------------------
                            EXPECTED ASSET ALLOCATION
--------------------------------------------------------------------------------
                                                                  SHORT-TERM
                                             STOCKS     BONDS     INVESTMENTS*
--------------------------------------------------------------------------------
LifeStrategy Income Fund                       20%        80%        0%
LifeStrategy Conservative Growth Fund          40%        60%        0%
LifeStrategy Moderate Growth Fund              60%        40%        0%
LifeStrategy Growth Fund                       80%        20%        0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        POTENTIAL ASSET ALLOCATION RANGE
--------------------------------------------------------------------------------
                                                                  SHORT-TERM
                                             STOCKS     BONDS     INVESTMENTS*
--------------------------------------------------------------------------------
LifeStrategy Income Fund                     5%-30%     70%-95%    0%-25%
LifeStrategy Conservative Growth Fund       25%-50%     50%-75%    0%-25%
LifeStrategy Moderate Growth Fund           45%-70%     30%-55%    0%-25%
LifeStrategy Growth Fund                    65%-90%     10%-35%    0%-25%
--------------------------------------------------------------------------------

*"Short-term investments" consist of any money market instruments held by Vanguard Asset Allocation Fund, one of the underlying Vanguard funds in which the LifeStrategy Funds invest.

16

MARKET EXPOSURE
Each of the LifeStrategy Funds owns, indirectly through investment in the underlying funds, a portfolio of stocks and bonds. Because Vanguard Asset Allocation Fund periodically shifts its holdings among asset classes, it is not possible to precisely describe, in all cases, the percentages and types of stocks and bonds each LifeStrategy Fund owns. However, when the LifeStrategy Funds are invested at or near their expected asset allocations (see previous page), their portfolios are expected to be as follows:
     LIFESTRATEGY INCOME FUND: Stock holdings (20%) consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks. Bond holdings (80%) are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, mortgage-backed, and investment-grade corporate bonds.
     LIFESTRATEGY CONSERVATIVE GROWTH FUND: Stock holdings (40%) consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings (60%) are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, mortgage-backed, and investment-grade corporate bonds.
     LIFESTRATEGY MODERATE GROWTH FUND: Stock holdings (60%) consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings (40%) are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, mortgage-backed, and investment-grade corporate bonds, with an emphasis on long-term U.S. Treasury bonds.
     LIFESTRATEGY GROWTH FUND: Stock holdings (80%) consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings (20%) are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, mortgage-backed, and investment-grade corporate bonds, with a strong emphasis on long-term U.S. Treasury bonds.

STOCKS
By owning shares of other Vanguard funds, each of the Vanguard LifeStrategy Funds indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each of the Vanguard LifeStrategy Funds (except the LifeStrategy Income Fund) also invests in foreign stocks.

[FLAG] EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-2001)
--------------------------------------------------------------------------------
                     1 YEAR    5 YEARS    10 YEARS    20 YEARS
--------------------------------------------------------------------------------
Best                  54.2%     28.6%      19.9%       17.8%
Worst                -43.1     -12.4       -0.8         3.1
Average               12.6      11.1       11.2        11.4
--------------------------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or these Funds in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS
Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or market capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $10.5 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $10.5 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

     Through their  investments  in one  underlying  fund (the Asset  Allocation
Fund), the Funds will hold a portfolio allocated among common stocks, bonds, and money market instruments, a portion of which will typically consist of a diversified group of stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-capitalization stocks. Through another underlying fund (the Total Stock Market Index Fund), each Fund will hold a representative sample of the stocks that make up the Wilshire 5000 Total Market Index, which measures the investment return of the overall stock market.

     Keep in mind that a significant portion of the market value of the Wilshire 5000 Index (about 20% as of October 31, 2001) is made up of securities not included in the S&P 500 Index. These securities are overwhelmingly mid- and small-cap stocks, which historically have been more volatile than--and at times have performed quite differently from--large-cap stocks.

     By owning shares of Vanguard Total International Stock Index Fund, which invests in foreign stocks, the LifeStrategy Conservative Growth, Moderate Growth, and Growth Funds are subject to country risk and currency risk. Country risk is the chance that a country's economy will be hurt by political upheaval, financial troubles, or a natural disaster. This could cause investments in that country to lose money. Currency risk is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency. This decrease would occur because that currency is worth fewer U.S. dollars than at the time the investments were made.

BONDS
By owning shares of other Vanguard mutual funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in government, mortgage-backed, and corporate bonds.

18

[FLAG] EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK IS MODEST FOR SHORTER-TERM BOND FUNDS AND HIGH FOR LONGER-TERM BOND FUNDS.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                             VALUE OF A $1,000 BOND*
--------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
--------------------------------------------------------------------------------
Short-Term (2.5 years)          $978       $1,023       $956        $1,046
Intermediate-Term (10 years)     932        1,074        870         1,156
Long-Term (20 years)             901        1,116        816         1,251
--------------------------------------------------------------------------------

     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole, or any Fund in particular.

     Changes in interest rates will affect bond income as well as bond prices.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES
As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES
A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

[FLAG] EACH FUND IS SUBJECT TO INCOME RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK IS GENERALLY GREATEST FOR SHORT-TERM BONDS AND LEAST FOR LONG-TERM BONDS.

     Income risk is a concern primarily for the LifeStrategy Income and Conservative Growth Funds, which, through their ownership of Vanguard Short-Term Corporate Fund, indirectly own more short-term bonds.

[FLAG] EACH FUND IS ALSO SUBJECT TO CALL RISK (IN THE CASE OF  CORPORATE  BONDS)
     AND PREPAYMENT RISK (IN THE CASE OF MORTGAGE-BACKED BONDS). IN EITHER CASE THERE IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL REPAY A HIGHER-YIELDING BOND BEFORE ITS MATURITY DATE. THE UNDERLYING FUND WOULD LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES. AS A RESULT, THE UNDERLYING FUND WOULD EXPERIENCE A DECLINE IN INCOME AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.

     Prepayment risk applies mainly to intermediate- and long-term corporate bonds and mortgage-backed securities. Prepayment risk is a concern primarily for the LifeStrategy Income Fund, which will invest half of its assets in Vanguard Total Bond Market Index Fund.

[FLAG] EACH FUND IS SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk for the LifeStrategy Funds should be low.

     To a limited extent, the Funds are also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by the underlying funds may suffer a substantial decline in credit quality and market value due to a corporate restructuring.

SHORT-TERM INVESTMENTS
Through one underlying fund (the Asset Allocation Fund), from 0% to 25% of the assets of each LifeStrategy Fund can be invested in money market instruments. These potential holdings make the Funds subject to inflation risk, which is the chance that the rising cost of living may erode the purchasing power of your investment over time.

     Because the Asset Allocation Fund typically invests only a small portion of its assets in money market instruments, and because each LifeStrategy Fund invests only up to 25% of its assets in the Asset Allocation Fund, inflation risk to the Funds is very low.

20

SECURITY SELECTION
Each Fund seeks to achieve its objective by investing in fixed percentages of four or five underlying Vanguard funds. The following table shows these percentages for each Fund.

--------------------------------------------------------------------------------
                                            LIFESTRATEGY FUND
--------------------------------------------------------------------------------
                                         CONSERVATIVE   MODERATE
UNDERLYING VANGUARD FUND         INCOME     GROWTH       GROWTH     GROWTH
--------------------------------------------------------------------------------
Total Stock Market Index            5%         20%          35%       50%
Total International Stock Index    --           5           10        15
Total Bond Market Index            50          30           30        10
Short-Term Corporate               20          20           --        --
Asset Allocation                   25          25           25        25
Total                             100%        100%         100%      100%
--------------------------------------------------------------------------------

     The Vanguard LifeStrategy Funds' board of trustees allocates each Fund's assets among the underlying funds based on the Fund's investment objective and policies. The board may change these allocations from time to time without shareholder approval. The Funds' investments in the underlying funds may be affected by other factors as well. For example, an underlying fund may stop accepting or limit additional investments, forcing the Funds to invest in a different underlying fund.

     The following paragraphs briefly describe the five underlying Vanguard funds in which the Funds invest.

o Vanguard Total Stock Market Index Fund seeks to track the performance of the Wilshire 5000 Total Market Index, which consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. This Fund invests in a representative sample of stocks that make up the Index.
o Vanguard Total International Stock Index Fund seeks to track the performance of the Morgan Stanley Capital International (MSCI) Europe Index, the MSCI Pacific Index, and the Select Emerging Markets Free Index by investing in three Vanguard mutual funds that track the various components of the indexes.
o Vanguard Total Bond Market Index Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index by investing in a representative sample of bonds included in the Index. This Index measures the total universe of public investment- grade fixed income securities in the United States--including government, corporate, mortgage-backed, asset-backed, and international dollar-denominated bonds, all with maturities of over one year.
o Vanguard Short-Term Corporate Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. The fund also invests, to a limited extent, in non-investment-grade and unrated fixed income securities, mainly short- and intermediate-term corporate bonds, and in U.S. dollar-denominated foreign bonds. The fund is expected to maintain a dollar-weighted average maturity of between one and three years.

o Vanguard Asset Allocation Fund distributes its assets among common stocks (typically selected to parallel the performance of the S&P 500 Index, which is dominated by large-capitalization stocks), bonds (typically long-term U.S. Treasury bonds), and money market instruments. The fund's assets are allocated in proportions consistent with the adviser's evaluation of their expected returns and risks. These proportions are changed from time to time as market expectations shift, and the fund may be up to 100% invested in any one of the three asset classes.

     The Funds are generally managed without regard to tax ramifications.

[FLAG] THROUGH THEIR LIMITED  INVESTMENTS IN ACTIVELY MANAGED  UNDERLYING FUNDS,
     THE LIFESTRATEGY FUNDS ARE SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE AN UNDERLYING FUND--AND, THUS, THE LIFESTRATEGY FUNDS--TO UNDERPERFORM FUNDS WITH SIMILAR OBJECTIVES.

[FLAG] EACH FUND MAY INVEST,  TO A LIMITED EXTENT,  IN DERIVATIVES.  DERIVATIVES
     MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

TEMPORARY INVESTMENT MEASURES
Each actively managed underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses but otherwise fail to achieve its investment objective, which in turn may prevent a LifeStrategy Fund from achieving its investment objective.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

22

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone, by fax, or online. (IRAs and other retirement accounts are not subject to this rule.)
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

THE FUNDS AND VANGUARD
The LifeStrategy Funds have entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Funds at cost. The Funds owe Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Funds also bear the cost of services provided by other parties (such as auditors, legal counsel, and the Funds' custodian), as well as taxes and other direct expenses of the Funds. However, the agreement provides that the Funds' expenses will be offset by a reimbursement from Vanguard for (a) the Funds' contributions to the costs of operating the underlying Vanguard funds in which the LifeStrategy Funds invest, and (b) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operation.

     The Funds' trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero expense ratio. Since their inception in 1994, the Funds, in fact, have incurred no direct net expenses.

     Although the LifeStrategy Funds are not expected to incur any net expenses directly, the Funds' shareholders indirectly bear the expenses of the underlying Vanguard funds. During their most recent fiscal years, the underlying funds had the following expense ratios:
o    Total Stock Market Index Fund            0.20%
o    Total International Stock Index Fund     0.35%
o    Total Bond Market Index Fund             0.22%
o    Short-Term Corporate Fund                0.24%
o    Asset Allocation Fund                    0.44%

     Based on these figures and the percentage of each underlying fund owned, the LifeStrategy Funds had the following indirect expense ratios as of October 31, 2001:
o    LifeStrategy Income Fund                 0.28%
o    LifeStrategy Conservative Growth Fund    0.28%
o    LifeStrategy Moderate Growth Fund        0.28%
o    LifeStrategy Growth Fund                 0.28%

     Vanguard expects the Funds' indirect expense ratios to remain at or about 0.28%.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS
The LifeStrategy Funds do not employ an investment adviser. Rather, the Funds' board of trustees decides how to allocate each Fund's assets among the underlying funds. The chart below lists the investment adviser employed by each underlying fund:

--------------------------------------------------------------------------------
UNDERLYING FUND                            INVESTMENT ADVISER
--------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund     The Vanguard Group
--------------------------------------------------------------------------------
Vanguard Total International Stock Index   The Vanguard Group*
Fund
--------------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund      The Vanguard Group
--------------------------------------------------------------------------------
Vanguard Short-Term Corporate Fund         The Vanguard Group
--------------------------------------------------------------------------------
Vanguard Asset Allocation Fund             Mellon Capital Management
                                           Corporation
--------------------------------------------------------------------------------
*Vanguard Total International Stock Index Fund does not have its own investment adviser, but rather benefits from the advisory services provided by The Vanguard Group to the three underlying funds in which the Total International Stock Index Fund invests: Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, and Vanguard Emerging Markets Stock Index Fund. The Vanguard Group also oversees the Total International Stock Index Fund's cash investments, if any.
--------------------------------------------------------------------------------

24

     The chart below briefly describes each investment adviser:

--------------------------------------------------------------------------------
FIRM                                   BACKGROUND
--------------------------------------------------------------------------------
The Vanguard Group                     o  Based in Valley Forge, Pennsylvania
                                       o  Founded in 1975
                                       o  Manages about $388 billion in assets
--------------------------------------------------------------------------------
Mellon Capital Management Corporation  o  Based in San Francisco, California
                                       o  Founded in 1983
                                       o  Manages about $88 billion in assets
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS
Each Fund distributes to shareholders virtually all of its net income, as well as any capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends for the Income and Conservative Growth Funds generally are distributed in March, June, September, and December; income dividends for the Moderate Growth and Growth Funds generally are distributed in June and December. Capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"
Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

SHARE PRICE
Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

26

FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE
This explanation uses the LifeStrategy Income Fund as an example. The Fund began the fiscal period ended October 31, 2001, with a net asset value (price) of $13.01 per share. During the period, the Fund earned $0.52 per share from investment income (interest and dividends). There was a decline of $0.09 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.43 per share from investment operations.

Shareholders received $0.47 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $12.97, reflecting a gain of $0.43 per share and distributions of $0.47 per share. This was a decrease of $0.04 per share (from $13.01 at the beginning of the period to $12.97 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 3.42% for the period.

As of October 31, 2001, the Fund had $790 million in net assets. For the period, its annualized net investment income amounted to 4.87% of its average net assets, and it sold and replaced securities valued at 4% of its net assets.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                         VANGUARD LIFESTRATEGY INCOME FUND
                                  JANUARY 1, 2001 TO                          YEAR ENDED DECEMBER 31,
                                   OCTOBER 31, 2001*              2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $13.01            $12.82        $13.22        $12.43        $11.55        $11.54
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .52               .74           .69           .63           .63           .64
 Capital Gain Distributions Received              --               .04           .14           .20           .15           .19
 Net Realized and Unrealized Gain (Loss)
  on Investments                                (.09)              .23          (.47)          .78           .83           .03
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations              .43              1.01           .36          1.61          1.61           .86
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.45)             (.74)         (.69)         (.63)         (.63)         (.64)
 Distributions from Realized Capital Gains      (.02)             (.08)         (.07)         (.19)         (.10)         (.21)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                          (.47)             (.82)         (.76)         (.82)         (.73)         (.85)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $12.97            $13.01        $12.82        $13.22        $12.43        $11.55
==============================================================================================================================
TOTAL RETURN                                   3.42%             8.06%         2.82%        13.17%        14.23%         7.65%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)           $790              $632          $555          $449          $244          $151
 Ratio of Total Expenses to
  Average Net Assets                              0%                0%            0%            0%            0%            0%
 Ratio of Net Investment Income to
  Average Net Assets                         4.87%**             5.84%         5.37%         5.24%         5.54%         5.66%
 Turnover Rate                                    4%               17%           11%            3%            6%           22%
==============================================================================================================================

 *The Fund's fiscal  year-end  changed from December 31 to October 31, effective
  October 31, 2001.
**Annualized.


------------------------------------------------------------------------------------------------------------------------------
                                                                           VANGUARD LIFESTRATEGY CONSERVATIVE
                                                                                      GROWTH FUND
                                  JANUARY 1, 2001 TO                            YEAR ENDED DECEMBER 31,
                                   OCTOBER 31, 2001*              2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $14.71            $15.10        $14.71        $13.40        $12.14        $11.68
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .45               .70           .64           .58           .56           .53
 Capital Gain Distributions Received              --               .06           .18           .20           .18           .20
 Net Realized and Unrealized Gain (Loss)
  on Investments                                (.84)             (.29)          .31          1.32          1.27           .46
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations             (.39)              .47          1.13          2.10          2.01          1.19
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.40)             (.70)         (.63)         (.59)         (.56)         (.53)
 Distributions from Realized Capital Gains      (.04)             (.16)         (.11)         (.20)         (.19)         (.20)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                          (.44)             (.86)         (.74)         (.79)         (.75)         (.73)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $13.88            $14.71        $15.10        $14.71        $13.40        $12.14
==============================================================================================================================
TOTAL RETURN                                  -2.61%             3.12%         7.86%        15.88%        16.81%        10.36%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)         $1,954            $1,897        $1,748        $1,416          $803          $462
 Ratio of Total Expenses to
  Average Net Assets                              0%                0%            0%            0%            0%            0%
 Ratio of Net Investment Income to
  Average Net Assets                         3.78%**             4.73%         4.34%         4.32%         4.61%         4.86%
 Turnover Rate                                   14%                9%            5%            3%            1%            2%
==============================================================================================================================

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**Annualized.

28

------------------------------------------------------------------------------------------------------------------------------
                                                                          VANGUARD LIFESTRATEGY MODERATE
                                                                                   GROWTH FUND
                                  JANUARY 1, 2001 TO                              YEAR ENDED DECEMBER 31,
                                   OCTOBER 31, 2001*              2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $17.25            $18.18        $16.86        $14.81        $12.97        $12.11
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .35               .64           .55          .510          .490           .44
 Capital Gain Distributions Received              --               .08           .24          .241          .236           .22
 Net Realized and Unrealized Gain
  (Loss) on Investments                        (1.80)             (.87)         1.21         2.054         1.819           .87
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations            (1.45)             (.15)         2.00         2.805         2.545          1.53
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.22)             (.64)         (.55)        (.510)        (.490)         (.44)
 Distributions from Realized Capital Gains      (.06)             (.14)         (.13)        (.245)        (.215)         (.23)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                          (.28)             (.78)         (.68)        (.755)        (.705)         (.67)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $15.52            $17.25        $18.18        $16.86        $14.81        $12.97
==============================================================================================================================
TOTAL RETURN                                  -8.48%            -0.88%        12.01%        19.03%        19.77%        12.71%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)         $4,077            $3,911        $3,441        $2,202        $1,358          $826
 Ratio of Total Expenses to
  Average Net Assets                              0%                0%            0%            0%            0%            0%
 Ratio of Net Investment Income to
  Average Net Assets                         2.69%**             3.59%         3.47%         3.43%         3.72%         3.98%
 Turnover Rate                                   16%               12%            3%            5%            2%            3%
==============================================================================================================================

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**Annualized.


------------------------------------------------------------------------------------------------------------------------------
                                                                         VANGUARD LIFESTRATEGY GROWTH FUND
                                  JANUARY 1, 2001 TO                              YEAR ENDED DECEMBER 31,
                                   OCTOBER 31, 2001*              2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $19.59            $21.41        $18.79        $16.04        $13.68        $12.36
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .23               .51           .45          .410           .39           .34
 Capital Gain Distributions Received              --               .10           .29          .264           .28           .24
 Net Realized and Unrealized Gain
  (Loss) on Investments                        (3.04)            (1.75)         2.49         2.751          2.36          1.32
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations            (2.81)            (1.14)         3.23         3.425          3.03          1.90
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.16)             (.51)         (.45)        (.410)         (.38)         (.35)
 Distributions from Realized Capital Gains      (.06)             (.17)         (.16)        (.265)         (.29)         (.23)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                          (.22)             (.68)         (.61)        (.675)         (.67)         (.58)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $16.56            $19.59        $21.41        $18.79        $16.04        $13.68
==============================================================================================================================
TOTAL RETURN                                 -14.43%            -5.44%        17.32%        21.40%        22.26%        15.41%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)         $3,512            $3,738        $3,177        $1,924        $1,184          $629
 Ratio of Total Expenses to
  Average Net Assets                              0%                0%            0%            0%            0%            0%
 Ratio of Net Investment Income to
  Average Net Assets                         1.53%**             2.49%         2.50%         2.53%         2.84%         3.18%
 Turnover Rate                                    7%                6%            1%            2%            1%            0%
==============================================================================================================================

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**Annualized.

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD
This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                REDEEMING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES

ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for IRAs and custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

30

PURCHASE RULES YOU SHOULD KNOW
*THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
*U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
*LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
*NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
*FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
*CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
*EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.
*WIRE REDEMPTIONS: When redeeming from a money market or bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
*SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. *POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
*RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
*SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. *PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

32

*NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
*EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS
*AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
*TELE-ACCOUNT(R). To conduct account transactions throughVanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
*PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
o    Ten-digit account number.
o    Complete owner name and address.
o    Primary Social Security or employer identification number.
o    Personal Identification Number (PIN), if applicable.
*SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
*SOME  VANGUARD  FUNDS  DO  NOT  PERMIT  TELEPHONE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

VANGUARD.COM
*REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
*SOME   VANGUARD   FUNDS  DO  NOT  PERMIT   ONLINE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.

WRITTEN INSTRUCTIONS
*"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
o    The fund name and account number.
o    The amount of the transaction (in dollars or shares).
o    Signatures of all owners exactly as registered on the account.
o    Signature guarantees, if required for the type of transaction.*
o    Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature guarantee requirements.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:
o You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A NON-MONEY-MARKET FUND during any 12-month period.
o Your round trips through a non-money-market fund must be at least 30 days apart.
o    All funds may refuse share purchases at any time, for any reason.
o Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

34

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will be applied to shares redeemed upon closure of the account.

     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard LifeStrategy Fund will be mailed twice a year, in June and December. These comprehensive reports include overviews of the financial markets and specific information concerning the Funds:
o    Performance assessments with comparisons to industry benchmarks.
o    Financial statements with detailed listings of the Funds' holdings.

     To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of its investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD

ONLINE
VANGUARD.COM
o Your best source of Vanguard news
o For fund, account, and service information
o For most account transactions
o For literature requests
o 24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
o For automated fund and account information
o For redemptions by check, exchange, or wire
o Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
 (Text telephone at 1-800-952-3335)
o For fund and service information
o For literature requests
o Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
 (Text telephone at 1-800-749-7273)
o For account information
o For most account transactions
o Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o For information and services for large institutional investors
o Business hours only

36

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about:
Vanguard LifeStrategy Income Fund--723
Vanguard LifeStrategy Conservative Growth Fund--724
Vanguard LifeStrategy Moderate Growth Fund--914
Vanguard LifeStrategy Growth Fund--122

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

FUND OF FUNDS
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP LOGO]
THE VANUGARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard LifeStrategy Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES
DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Funds' Investment Company Act
                                                           file number: 811-3919

                                               (C) 2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     P088 022002

VANGUARD LIFESTRATEGY FUNDS

FOR PARTICIPANTS

FEBRUARY 25, 2002


This prospectus
contains financial data
for the Fund through
the fiscal year ended
October 31, 2001.







Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                    [THE VANGUARD GROUP(R) LOGO]

VANGUARD LIFESTRATEGY FUNDS

PARTICIPANT PROSPECTUS

FEBRUARY 25, 2002

--------------------------------------------------------------------------------
CONTENTS
   1 AN INTRODUCTION TO VANGUARD LIFESTRATEGY FUNDS

   1 FUND PROFILES
     1 Vanguard LifeStrategy Income Fund
     4 Vanguard LifeStrategy Conservative Growth Fund
     7 Vanguard LifeStrategy Moderate Growth Fund
     10 Vanguard LifeStrategy Growth Fund

  13 MORE ON THE FUNDS

  20 THE FUNDS AND VANGUARD

  21 INVESTMENT ADVISER

  22 DIVIDENDS, CAPITAL GAINS, AND TAXES

  22 SHARE PRICE

  22 FINANCIAL HIGHLIGHTS

  25 INVESTING WITH VANGUARD

  26 ACCESSING FUND INFORMATION BY COMPUTER

     GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

AN INTRODUCTION TO VANGUARD LIFESTRATEGY FUNDS
This prospectus provides information about the Vanguard LifeStrategy Funds, a group of mutual funds that invest fixed percentages of assets in up to five other Vanguard stock and bond mutual funds. Because they invest in other funds, rather than in individual securities, each Fund is considered a "fund of funds."

     The LifeStrategy Funds offer four distinct choices for different investment styles and life stages. Because an investor's risk tolerance, investment goals, investment time horizon, and financial circumstances are subject to change over time, the LifeStrategy Funds offer alternative strategies for attaining capital growth and income. The allocation to stocks and bonds in each LifeStrategy Fund reflects its greater or lesser emphasis on pursuing current income or growth of capital.

     Below you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 "FUND OF FUNDS"
The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R) INCOME FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide current income and some growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to bonds and 20% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:
o    Vanguard Total Bond Market Index Fund       50%
o    Vanguard Asset Allocation Fund              25%
o    Vanguard Short-Term Corporate Fund          20%
o    Vanguard Total Stock Market Index Fund       5%

     The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, mortgage-backed, and investment-grade corporate bonds. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests most of its assets in bonds, the Fund's overall level of risk should be relatively low.

2

o With approximately 80% of its assets allocated to bonds, the Fund is primarily subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates; income risk, which is the chance that falling interest rates will cause the Fund's income to decline; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, thus reducing the underlying fund's return; and prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay its higher-yielding bond earlier than expected, forcing the underlying fund to reinvest the unanticipated proceeds at lower interest rates.
o With approximately 20% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices in general will decline over short or even long periods.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause one of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform funds with similar objectives.
For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another since inception. The table shows how the Fund's average annual total returns compare with those of a relevant market index and a composite stock/bond index over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                 1995    22.99%
                                 1996     7.65%
                                 1997    14.23%
                                 1998    13.17%
                                 1999     2.82%
                                 2000     8.06%
                                 2001     4.06%
--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 6.93% (quarter ended June 30, 1995), and the lowest return for a quarter was -0.76% (quarter ended March 31, 2001).

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                      1 YEAR      5 YEARS     SINCE INCEPTION*
--------------------------------------------------------------------------------
Vanguard LifeStrategy Income Fund      4.06%       8.37%           9.90%
Lehman Brothers Aggregate Bond Index   8.44        7.43            8.14
Income Composite Index**               3.80        7.70            8.94
--------------------------------------------------------------------------------
 *September 30, 1994.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Total Market Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term investments, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                                None*

*Although LifeStrategy Income Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2001.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------------------------------------
               1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                $29           $90         $157          $356
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                      NET ASSETS AS OF
Dividends are distributed quarterly in March,    OCTOBER 31, 2001
June, September, and December; capital gains,    $790 million
if any, are distributed annually in December.
                                                 NEWSPAPER ABBREVIATION
INVESTMENT ADVISER                               LifeInc
The Fund does not employ an investment adviser,
but benefits from the investment advisory        VANGUARD FUND NUMBER
services provided to the underlying Vanguard     723
funds in which it invests.
                                                 CUSIP NUMBER
INCEPTION DATE                                   921909206
September 30, 1994
                                                 TICKER SYMBOL
                                                 VASIX
--------------------------------------------------------------------------------

4

FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R) CONSERVATIVE GROWTH FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide current income and low to moderate growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 60% of assets to bonds and 40% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:
o    Vanguard Total Bond Market Index Fund                  30%
o    Vanguard Asset Allocation Fund                         25%
o    Vanguard Short-Term Corporate Fund                     20%
o    Vanguard Total Stock Market Index Fund                 20%
o    Vanguard Total International Stock Index Fund           5%

     The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency mortgage-backed, and investment-grade corporate bonds. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in bonds, the Fund's overall level of risk should be low to moderate.
o With approximately 60% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates; income risk, which is the chance that falling interest rates will cause the Fund's income to decline; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, thus reducing the underlying fund's return; and prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay its higher-yielding bond earlier than expected, forcing the underlying fund to reinvest the unanticipated proceeds at lower interest rates.
o With approximately 40% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices in general will decline over short or even long periods.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause one of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform funds with similar objectives.
For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another since inception. The table shows how the Fund's average annual total returns compare with those of relevant market indexes and a composite stock/bond index over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                 1995     24.35%
                                 1996     10.36%
                                 1997     16.81%
                                 1998     15.88%
                                 1999      7.86%
                                 2000      3.12%
                                 2001     -0.08%
--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 8.84% (quarter ended December 31, 1998), and the lowest return for a quarter was -4.10% (quarter ended September 30, 2001).

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                        1 YEAR      5 YEARS     SINCE INCEPTION*
--------------------------------------------------------------------------------
Vanguard LifeStrategy
 Conservative Growth Fund                -0.08%      8.51%          10.52%
Lehman Brothers Aggregate Bond Index      8.44       7.43            8.14
Wilshire 5000 Total Market Index        -10.96       9.69           14.12
Conservative Growth Composite Index**    -0.69       7.84            9.66
--------------------------------------------------------------------------------
 *September 30, 1994.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term investments, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.
--------------------------------------------------------------------------------

6

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                                None*

*Although LifeStrategy Conservative Growth Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2001.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------------------------------------
             1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
              $29          $90         $157          $356
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                      NET ASSETS AS
Dividends are distributed quarterly in March,    OF OCTOBER 31, 2001
June, September, and December; capital gains,    $1.9 billion
if any, are distributed annually in December.
                                                 NEWSPAPER ABBREVIATION
INVESTMENT ADVISER                               LifeCon
The Fund does not employ an investment adviser,
but benefits from the investment advisory        VANGUARD FUND NUMBER
services provided to the underlying Vanguard     724
funds in which it invests.
                                                 CUSIP NUMBER
INCEPTION DATE                                   921909305
September 30, 1994
                                                 TICKER SYMBOL
                                                 VSCGX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R) MODERATE GROWTH FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital and a low to moderate level of current income.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 60% of assets to common stocks and 40% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:
o    Vanguard Total Stock Market Index Fund                     35%
o    Vanguard Total Bond Market Index Fund                      30%
o    Vanguard Asset Allocation Fund                             25%
o    Vanguard Total International Stock Index Fund              10%

     The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency mortgage-backed, and investment-grade corporate bonds, with an emphasis on long-term U.S. Treasury bonds.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests a significant portion of its assets in bonds, the Fund's overall level of risk should be moderate.
o With approximately 60% of its assets allocated to stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices in general will decline over short or even long periods. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies; and country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or a natural disaster.
o With approximately 40% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, thus reducing the underlying fund's return; and prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay its higher-yielding bond earlier than expected, forcing the underlying fund to reinvest the unanticipated proceeds at lower interest rates.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause one of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform funds with similar objectives.
For additional information on investment risks, see MORE ON THE FUNDS.

8

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another since inception. The table shows how the Fund's average annual total returns compare with those of relevant market indexes and a composite stock/bond index over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                 1995     27.94%
                                 1996     12.71%
                                 1997     19.77%
                                 1998     19.03%
                                 1999     12.01%
                                 2000     -0.88%
                                 2001     -4.48%
--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 13.08% (quarter ended December 31, 1998), and the lowest return for a quarter was -7.91% (quarter ended September 30, 2001).

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                             1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Vanguard LifeStrategy Moderate Growth Fund    -4.48%     8.62%        11.24%
Lehman Brothers Aggregate Bond Index           8.44      7.43          8.14
Wilshire 5000 Total Market Index             -10.96      9.69         14.12
Moderate Growth Composite Index**             -4.34      8.34         10.90
--------------------------------------------------------------------------------
 *September 30, 1994.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term investments, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                                None*

*Although LifeStrategy Moderate Growth Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2001.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------------------------------------
                1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                 $29          $90          $157         $356
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                     NET ASSETS AS OF
Dividends are distributed semiannually in June  OCTOBER 31, 2001
and December; capital gains, if any, are        $4.1 billion
distributed annually in December.
                                                NEWSPAPER ABBREVIATION
INVESTMENT ADVISER                              LifeMod
The Fund does not employ an investment
adviser, but benefits from the investment       VANGUARD FUND NUMBER
advisory services provided to the underlying    914
Vanguard funds in which it invests.
                                                CUSIP NUMBER
INCEPTION DATE                                  921909404
September 30, 1994
                                                TICKER SYMBOL
                                                VSMGX
--------------------------------------------------------------------------------

10

FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R) GROWTH FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital and some current income.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to common stocks and 20% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:
o    Vanguard Total Stock Market Index Fund                   50%
o    Vanguard Asset Allocation Fund                           25%
o    Vanguard Total International Stock Index Fund            15%
o    Vanguard Total Bond Market Index Fund                    10%

     The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency mortgage-backed, and investment-grade corporate bonds, with a strong emphasis on long-term U.S. Treasury bonds.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. Because stocks usually are more volatile than bonds, and the Fund invests more in stocks than the other LifeStrategy Funds, the Fund's overall level of risk should be high compared with those funds; however, the level of risk should be lower than that of a fund investing entirely in stocks.
o With approximately 80% of its assets allocated to stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices in general will decline over short or even long periods. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies; and country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or a natural disaster.
o With approximately 20% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, thus reducing the underlying fund's return; and prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay its higher-yielding bond earlier than expected, forcing the underlying fund to reinvest the unanticipated proceeds at lower interest rates.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause one of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform funds with similar objectives.
For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another since inception. The table shows how the Fund's average annual total returns compare with those of a relevant market index and a composite stock/bond index over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                 1995     29.24%
                                 1996     15.41%
                                 1997     22.26%
                                 1998     21.40%
                                 1999     17.32%
                                 2000     -5.44%
                                 2001     -8.86%
--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 17.31% (quarter ended December 31, 1998), and the lowest return for a quarter was -11.81% (quarter ended September 30, 2001).

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                            1 YEAR   5 YEARS    SINCE INCEPTION*
--------------------------------------------------------------------------------
Vanguard LifeStrategy Growth Fund           -8.86%     8.46%         11.74%
Wilshire 5000 Total Market Index           -10.96      9.69          14.12
Growth Composite Index**                    -8.81      8.21          11.42
--------------------------------------------------------------------------------
 *September 30, 1994.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term investments, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.
--------------------------------------------------------------------------------

12

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*

*Although LifeStrategy Growth Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2001.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------------------------------------
                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                 $29         $90          $157         $356
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                     NET ASSETS AS OF
Dividends are distributed semiannually in June  OCTOBER 31, 2001
and December; capital gains, if any, are        $3.5 billion
distributed annually in December.
                                                NEWSPAPER ABBREVIATION
INVESTMENT ADVISER                              LifeGro
The Fund does not employ an investment
adviser, but benefits from the investment       VANGUARD FUND NUMBER
advisory services provided to the underlying    122
Vanguard funds in which it invests.
                                                CUSIP NUMBER
INCEPTION DATE                                  921909503
September 30, 1994
                                                TICKER SYMBOL
                                                VASGX
--------------------------------------------------------------------------------

MORE ON THE FUNDS
This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

Finally, you'll find information on other important features of the Funds.

ASSET ALLOCATION FRAMEWORK
Asset allocation--that is, dividing your investment among stocks, bonds, and short-term investments--is one of the most critical decisions you can make as an investor. The best mix for you will depend on your personal investment objective, time horizon, and risk tolerance. The LifeStrategy Funds offer four pre-set asset allocation strategies, and so provide shareholders with a simple way to meet typical investment needs at different stages of life.

     Each Fund invests in up to five underlying Vanguard funds to pursue a target allocation of stocks, bonds, and short-term investments.* Because one of the underlying funds (Vanguard Asset Allocation Fund) periodically shifts its holdings among asset classes, each LifeStrategy Fund's asset mix can fluctuate within a prescribed range. The tables below illustrate the expected asset allocation and the potential allocation ranges for each Fund:

--------------------------------------------------------------------------------
                            EXPECTED ASSET ALLOCATION
--------------------------------------------------------------------------------
                                                                   SHORT-TERM
                                            STOCKS      BONDS      INVESTMENTS*
--------------------------------------------------------------------------------
LifeStrategy Income Fund                     20%         80%        0%
LifeStrategy Conservative Growth Fund        40%         60%        0%
LifeStrategy Moderate Growth Fund            60%         40%        0%
LifeStrategy Growth Fund                     80%         20%        0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        POTENTIAL ASSET ALLOCATION RANGE
--------------------------------------------------------------------------------
                                                                   SHORT-TERM
                                            STOCKS      BONDS      INVESTMENTS*
--------------------------------------------------------------------------------
LifeStrategy Income Fund                  5%-30%      70%-95%      0%-25%
LifeStrategy Conservative Growth Fund    25%-50%      50%-75%      0%-25%
LifeStrategy Moderate Growth Fund        45%-70%      30%-55%      0%-25%
LifeStrategy Growth Fund                 65%-90%      10%-35%      0%-25%
--------------------------------------------------------------------------------

*"Short-term investments" consist of any money market instruments held by Vanguard Asset Allocation Fund, one of the underlying Vanguard funds in which the LifeStrategy Funds invest.

14

MARKET EXPOSURE
Each of the LifeStrategy Funds owns, indirectly through investment in the underlying funds, a portfolio of stocks and bonds. Because Vanguard Asset Allocation Fund periodically shifts its holdings among asset classes, it is not possible to precisely describe, in all cases, the percentages and types of stocks and bonds each LifeStrategy Fund owns. However, when the LifeStrategy Funds are invested at or near their expected asset allocations (see previous page), their portfolios are expected to be as follows:
     LIFESTRATEGY INCOME FUND: Stock holdings (20%) consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks. Bond holdings (80%) are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, mortgage-backed, and investment-grade corporate bonds.
     LIFESTRATEGY CONSERVATIVE GROWTH FUND: Stock holdings (40%) consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings (60%) are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, mortgage-backed, and investment-grade corporate bonds.
     LIFESTRATEGY MODERATE GROWTH FUND: Stock holdings (60%) consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings (40%) are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, mortgage-backed, and investment-grade corporate bonds, with an emphasis on long-term U.S. Treasury bonds.
     LIFESTRATEGY GROWTH FUND: Stock holdings (80%) consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings (20%) are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, mortgage-backed, and investment-grade corporate bonds, with a strong emphasis on long-term U.S. Treasury bonds.

STOCKS
By owning shares of other Vanguard funds, each of the Vanguard LifeStrategy Funds indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each of the Vanguard LifeStrategy Funds (except the LifeStrategy Income Fund) also invests in foreign stocks.

[FLAG] EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-2001)
--------------------------------------------------------------------------------
                       1 YEAR    5 YEARS    10 YEARS   20 YEARS
--------------------------------------------------------------------------------
Best                   54.2%      28.6%      19.9%      17.8%
Worst                 -43.1      -12.4       -0.8        3.1
Average                12.6       11.1       11.2       11.4
--------------------------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or these Funds in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS
Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or market capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $10.5 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $10.5 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

     Through their  investments  in one  underlying  fund (the Asset  Allocation
Fund), the Funds will hold a portfolio allocated among common stocks, bonds, and money market instruments, a portion of which will typically consist of a diversified group of stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-capitalization stocks. Through another underlying fund (the Total Stock Market Index Fund), each Fund will hold a representative sample of the stocks that make up the Wilshire 5000 Total Market Index, which measures the investment return of the overall stock market.

     Keep in mind that a significant portion of the market value of the Wilshire 5000 Index (about 20% as of October 31, 2001) is made up of securities not included in the S&P 500 Index. These securities are overwhelmingly mid- and small-cap stocks, which historically have been more volatile than--and at times have performed quite differently from--large-cap stocks.

     By owning shares of Vanguard Total International Stock Index Fund, which invests in foreign stocks, the LifeStrategy Conservative Growth, Moderate Growth, and Growth Funds are subject to country risk and currency risk. Country risk is the chance that a country's economy will be hurt by political upheaval, financial troubles, or a natural disaster. This could cause investments in that country to lose money. Currency risk is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency. This decrease would occur because that currency is worth fewer U.S. dollars than at the time the investments were made.

BONDS
By owning shares of other Vanguard mutual funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in government, mortgage-backed, and corporate bonds.

16

[FLAG] EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK IS MODEST FOR SHORTER-TERM BOND FUNDS AND HIGH FOR LONGER-TERM BOND FUNDS.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                             VALUE OF A $1,000 BOND*
--------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
--------------------------------------------------------------------------------
Short-Term (2.5 years)          $978       $1,023       $956        $1,046
Intermediate-Term (10 years)     932        1,074        870         1,156
Long-Term (20 years)             901        1,116        816         1,251
--------------------------------------------------------------------------------

     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole, or any Fund in particular.

     Changes in interest rates will affect bond income as well as bond prices.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES
As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES
A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

[FLAG] EACH FUND IS SUBJECT TO INCOME RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK IS GENERALLY GREATEST FOR SHORT-TERM BONDS AND LEAST FOR LONG-TERM BONDS.

     Income risk is a concern primarily for the LifeStrategy Income and Conservative Growth Funds, which, through their ownership of Vanguard Short-Term Corporate Fund, indirectly own more short-term bonds.

[FLAG] EACH FUND IS ALSO SUBJECT TO CALL RISK (IN THE CASE OF  CORPORATE  BONDS)
     AND PREPAYMENT RISK (IN THE CASE OF MORTGAGE-BACKED BONDS). IN EITHER CASE THERE IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL REPAY A HIGHER-YIELDING BOND BEFORE ITS MATURITY DATE. THE UNDERLYING FUND WOULD LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES. AS A RESULT, THE UNDERLYING FUND WOULD EXPERIENCE A DECLINE IN INCOME AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.

     Prepayment risk applies mainly to intermediate- and long-term corporate bonds and mortgage-backed securities. Prepayment risk is a concern primarily for the LifeStrategy Income Fund, which will invest half of its assets in Vanguard Total Bond Market Index Fund.

[FLAG] EACH FUND IS SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk for the LifeStrategy Funds should be low.

     To a limited extent, the Funds are also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by the underlying funds may suffer a substantial decline in credit quality and market value due to a corporate restructuring.

SHORT-TERM INVESTMENTS
Through one underlying fund (the Asset Allocation Fund), from 0% to 25% of the assets of each LifeStrategy Fund can be invested in money market instruments. These potential cash holdings make the Funds subject to inflation risk, which is the chance that the rising cost of living may erode the purchasing power of your investment over time.

     Because the Asset Allocation Fund typically invests only a small portion of its assets in money market instruments, and because each LifeStrategy Fund invests only up to 25% of its assets in the Asset Allocation Fund, inflation risk to the Funds is very low.

18

SECURITY SELECTION
Each Fund seeks to achieve its objective by investing in fixed percentages of four or five underlying Vanguard funds. The following table shows these percentages for each Fund.

--------------------------------------------------------------------------------
                                              LIFESTRATEGY FUND
--------------------------------------------------------------------------------
                                         CONSERVATIVE   MODERATE
UNDERLYING VANGUARD FUND         INCOME     GROWTH       GROWTH     GROWTH
--------------------------------------------------------------------------------
Total Stock Market Index            5%         20%          35%       50%
Total International Stock Index    --           5           10        15
Total Bond Market Index            50          30           30        10
Short-Term Corporate               20          20           --        --
Asset Allocation                   25          25           25        25
Total                             100%        100%         100%      100%
--------------------------------------------------------------------------------

     The Vanguard LifeStrategy Funds' board of trustees allocates each Fund's assets among the underlying funds based on the Fund's investment objective and policies. The board may change these allocations from time to time without shareholder approval. The Funds' investments in the underlying funds may be affected by other factors as well. For example, an underlying fund may stop accepting or limit additional investments, forcing the Funds to invest in a different underlying fund.
     The following paragraphs briefly describe the five underlying Vanguard funds in which the Funds invest.
o Vanguard Total Stock Market Index Fund seeks to track the performance of the Wilshire 5000 Total Market Index, which consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. This Fund invests in a representative sample of stocks that make up the Index.
o Vanguard Total International Stock Index Fund seeks to track the performance of the Morgan Stanley Capital International (MSCI) Europe Index, the MSCI Pacific Index, and the Select Emerging Markets Free Index by investing in three Vanguard mutual funds that track the various components of the indexes.
o Vanguard Total Bond Market Index Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index by investing in a representative sample of bonds included in the Index. This Index measures the total universe of public investment- grade fixed income securities in the United States--including government, corporate, mortgage-backed, asset-backed, and international dollar-denominated bonds, all with maturities of over one year.
o Vanguard Short-Term Corporate Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. The fund also invests, to a limited extent, in non-investment-grade and unrated fixed income securities, mainly short- and intermediate-term corporate bonds, and in U.S. dollar-denominated foreign bonds. The fund is expected to maintain a dollar-weighted average maturity of between one and three years.

o Vanguard Asset Allocation Fund distributes its assets among common stocks (typically selected to parallel the performance of the S&P 500 Index, which is dominated by large-capitalization stocks), bonds (typically long-term U.S. Treasury bonds), and money market instruments. The fund's assets are allocated in proportions consistent with the adviser's evaluation of their expected returns and risks. These proportions are changed from time to time as market expectations shift, and the fund may be up to 100% invested in any one of the three asset classes.

     The Funds are generally managed without regard to tax ramifications.

[FLAG] THROUGH THEIR LIMITED  INVESTMENTS IN ACTIVELY MANAGED  UNDERLYING FUNDS,
     THE LIFESTRATEGY FUNDS ARE SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE AN UNDERLYING FUND--AND, THUS, THE LIFESTRATEGY FUNDS--TO UNDERPERFORM FUNDS WITH SIMILAR OBJECTIVES.

[FLAG] EACH FUND MAY INVEST,  TO A LIMITED EXTENT,  IN DERIVATIVES.  DERIVATIVES
     MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

TEMPORARY INVESTMENT MEASURES
Each actively managed underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses but otherwise fail to achieve its investment objective, which in turn may prevent a LifeStrategy Fund from achieving its investment objective.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

20

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


THE FUNDS AND VANGUARD
The LifeStrategy Funds have entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Funds at cost. The Funds owe Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Funds also bear the cost of services provided by other parties (such as auditors, legal counsel, and the Funds' custodian), as well as taxes and other direct expenses of the Funds. However, the agreement provides that the Funds' expenses will be offset by a reimbursement from Vanguard for (a) the Funds' contributions to the costs of operating the underlying Vanguard funds in which the LifeStrategy Funds invest, and (b) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operation.

     The Funds' trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero expense ratio. Since their inception in 1994, the Funds, in fact, have incurred no direct net expenses.


     Although the LifeStrategy Funds are not expected to incur any net expenses directly, the Funds' shareholders indirectly bear the expenses of the underlying Vanguard funds. During their most recent fiscal years, the underlying funds had the following expense ratios:
o    Total Stock Market Index Fund                        0.20%
o    Total International Stock Index Fund                 0.35%
o    Total Bond Market Index Fund                         0.22%
o    Short-Term Corporate Fund                            0.24%
o    Asset Allocation Fund                                0.44%

     Based on these figures and the percentage of each underlying fund owned, the LifeStrategy Funds had the following indirect expense ratios as of October 31, 2001:
o    LifeStrategy Income Fund                             0.28%
o    LifeStrategy Conservative Growth Fund                0.28%
o    LifeStrategy Moderate Growth Fund                    0.28%
o    LifeStrategy Growth Fund                             0.28%

     Vanguard expects the Funds' indirect expense ratios to remain at or about 0.28%.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS
The LifeStrategy Funds do not employ an investment adviser. Rather, the Funds' board of trustees decides how to allocate each Fund's assets among the underlying funds. The chart below lists the investment adviser employed by each underlying fund:

--------------------------------------------------------------------------------
UNDERLYING FUND                            INVESTMENT ADVISER
--------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund     The Vanguard Group
--------------------------------------------------------------------------------
Vanguard Total International Stock Index   The Vanguard Group*
Fund
--------------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund      The Vanguard Group
--------------------------------------------------------------------------------
Vanguard Short-Term Corporate Fund         The Vanguard Group
--------------------------------------------------------------------------------
Vanguard Asset Allocation Fund             Mellon Capital Management
                                           Corporation
--------------------------------------------------------------------------------
*Vanguard Total International Stock Index Fund does not have its own investment adviser, but rather benefits from the advisory services provided by The Vanguard Group to the three underlying funds in which the Total International Stock Index Fund invests: Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, and Vanguard Emerging Markets Stock Index Fund. The Vanguard Group also oversees the Total International Stock Index Fund's cash investments, if any.
--------------------------------------------------------------------------------

     The chart below briefly describes each investment adviser:

--------------------------------------------------------------------------------
FIRM                                      BACKGROUND
--------------------------------------------------------------------------------
The Vanguard Group                     o  Based in Valley Forge, Pennsylvania
                                       o  Founded in 1975
                                       o  Manages about $388 billion in assets
--------------------------------------------------------------------------------
Mellon Capital Management Corporation  o  Based in San Francisco, California
                                       o  Founded in 1983
                                       o  Manages about $88 billion in assets
--------------------------------------------------------------------------------

22

DIVIDENDS, CAPITAL GAINS, AND TAXES
Each Fund distributes to shareholders virtually all of its net income, as well as any capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends for the Income and Conservative Growth Funds generally are distributed in March, June, September, and December; income dividends for the Moderate Growth and Growth Funds generally are distributed in June and December. Capital gains distributions generally occur in December.

     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

SHARE PRICE
Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the LifeStrategy Income Fund as an example. The Fund began the fiscal period ended October 31, 2001, with a net asset value (price) of $13.01 per share. During the period, the Fund earned $0.52 per share from investment income (interest and dividends). There was a decline of $0.09 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.43 per share from investment operations.

Shareholders received $0.47 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $12.97, reflecting a gain of $0.43 per share and distributions of $0.47 per share. This was a decrease of $0.04 per share (from $13.01 at the beginning of the period to $12.97 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 3.42% for the period.

As of October 31, 2001, the Fund had $790 million in net assets. For the period, its annualized net investment income amounted to 4.87% of its average net assets, and it sold and replaced securities valued at 4% of its net assets.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                         VANGUARD LIFESTRATEGY INCOME FUND
                                  JANUARY 1, 2001 TO                          YEAR ENDED DECEMBER 31,
                                   OCTOBER 31, 2001*              2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $13.01            $12.82        $13.22        $12.43        $11.55        $11.54
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .52               .74           .69           .63           .63           .64
 Capital Gain Distributions Received              --               .04           .14           .20           .15           .19
 Net Realized and Unrealized Gain (Loss)
  on Investments                                (.09)              .23          (.47)          .78           .83           .03
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations              .43              1.01           .36          1.61          1.61           .86
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.45)             (.74)         (.69)         (.63)         (.63)         (.64)
 Distributions from Realized Capital Gains      (.02)             (.08)         (.07)         (.19)         (.10)         (.21)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                          (.47)             (.82)         (.76)         (.82)         (.73)         (.85)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $12.97            $13.01        $12.82        $13.22        $12.43        $11.55
==============================================================================================================================
TOTAL RETURN                                   3.42%             8.06%         2.82%        13.17%        14.23%         7.65%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)           $790              $632          $555          $449          $244          $151
 Ratio of Total Expenses to
  Average Net Assets                              0%                0%            0%            0%            0%            0%
 Ratio of Net Investment Income to
  Average Net Assets                         4.87%**             5.84%         5.37%         5.24%         5.54%         5.66%
 Turnover Rate                                    4%               17%           11%            3%            6%           22%
==============================================================================================================================

 *The Fund's fiscal  year-end  changed from December 31 to October 31, effective
  October 31, 2001.
**Annualized.

24

------------------------------------------------------------------------------------------------------------------------------
                                                                           VANGUARD LIFESTRATEGY CONSERVATIVE
                                                                                      GROWTH FUND
                                  JANUARY 1, 2001 TO                            YEAR ENDED DECEMBER 31,
                                   OCTOBER 31, 2001*              2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $14.71            $15.10        $14.71        $13.40        $12.14        $11.68
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .45               .70           .64           .58           .56           .53
 Capital Gain Distributions Received              --               .06           .18           .20           .18           .20
 Net Realized and Unrealized Gain (Loss)
  on Investments                                (.84)             (.29)          .31          1.32          1.27           .46
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations             (.39)              .47          1.13          2.10          2.01          1.19
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.40)             (.70)         (.63)         (.59)         (.56)         (.53)
 Distributions from Realized Capital Gains      (.04)             (.16)         (.11)         (.20)         (.19)         (.20)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                          (.44)             (.86)         (.74)         (.79)         (.75)         (.73)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $13.88            $14.71        $15.10        $14.71        $13.40        $12.14
==============================================================================================================================
TOTAL RETURN                                  -2.61%             3.12%         7.86%        15.88%        16.81%        10.36%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)         $1,954            $1,897        $1,748        $1,416          $803          $462
 Ratio of Total Expenses to
  Average Net Assets                              0%                0%            0%            0%            0%            0%
 Ratio of Net Investment Income to
  Average Net Assets                         3.78%**             4.73%         4.34%         4.32%         4.61%         4.86%
 Turnover Rate                                   14%                9%            5%            3%            1%            2%
==============================================================================================================================

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**Annualized.


------------------------------------------------------------------------------------------------------------------------------
                                                                          VANGUARD LIFESTRATEGY MODERATE
                                                                                   GROWTH FUND
                                  JANUARY 1, 2001 TO                              YEAR ENDED DECEMBER 31,
                                   OCTOBER 31, 2001*              2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $17.25            $18.18        $16.86        $14.81        $12.97        $12.11
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .35               .64           .55          .510          .490           .44
 Capital Gain Distributions Received              --               .08           .24          .241          .236           .22
 Net Realized and Unrealized Gain
  (Loss) on Investments                        (1.80)             (.87)         1.21         2.054         1.819           .87
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations            (1.45)             (.15)         2.00         2.805         2.545          1.53
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.22)             (.64)         (.55)        (.510)        (.490)         (.44)
 Distributions from Realized Capital Gains      (.06)             (.14)         (.13)        (.245)        (.215)         (.23)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                          (.28)             (.78)         (.68)        (.755)        (.705)         (.67)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $15.52            $17.25        $18.18        $16.86        $14.81        $12.97
==============================================================================================================================
TOTAL RETURN                                  -8.48%            -0.88%        12.01%        19.03%        19.77%        12.71%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)         $4,077            $3,911        $3,441        $2,202        $1,358          $826
 Ratio of Total Expenses to
  Average Net Assets                              0%                0%            0%            0%            0%            0%
 Ratio of Net Investment Income to
  Average Net Assets                         2.69%**             3.59%         3.47%         3.43%         3.72%         3.98%
 Turnover Rate                                   16%               12%            3%            5%            2%            3%
==============================================================================================================================

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**Annualized.

------------------------------------------------------------------------------------------------------------------------------
                                                                         VANGUARD LIFESTRATEGY GROWTH FUND
                                  JANUARY 1, 2001 TO                              YEAR ENDED DECEMBER 31,
                                   OCTOBER 31, 2001*              2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $19.59            $21.41        $18.79        $16.04        $13.68        $12.36
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .23               .51           .45          .410           .39           .34
 Capital Gain Distributions Received              --               .10           .29          .264           .28           .24
 Net Realized and Unrealized Gain
  (Loss) on Investments                        (3.04)            (1.75)         2.49         2.751          2.36          1.32
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations            (2.81)            (1.14)         3.23         3.425          3.03          1.90
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.16)             (.51)         (.45)        (.410)         (.38)         (.35)
 Distributions from Realized Capital Gains      (.06)             (.17)         (.16)        (.265)         (.29)         (.23)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                          (.22)             (.68)         (.61)        (.675)         (.67)         (.58)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $16.56            $19.59        $21.41        $18.79        $16.04        $13.68
==============================================================================================================================
TOTAL RETURN                                 -14.43%            -5.44%        17.32%        21.40%        22.26%        15.41%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)         $3,512            $3,738        $3,177        $1,924        $1,184          $629
 Ratio of Total Expenses to
  Average Net Assets                              0%                0%            0%            0%            0%            0%
 Ratio of Net Investment Income to
  Average Net Assets                         1.53%**             2.49%         2.50%         2.53%         2.84%         3.18%
 Turnover Rate                                    7%                6%            1%            2%            1%            0%
==============================================================================================================================

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**Annualized.

26

INVESTING WITH VANGUARD
One or more of the Funds are an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
o If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of a Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of a Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

     Before making an exchange to or from another fund available in your plan, consider the following:
o Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
o Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
o Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

FUND OF FUNDS
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP LOGO]
THE VANGUARD GROUP (R)
INSTITUTIONAL DIVISION
POST OFFICE BOX 2900
VALLEY FORGE, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard LifeStrategy Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Funds' Investment Company Act
                                                           file number: 811-3919


                                               (C) 2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     I088 022002

VANGUARD(R) INTERNATIONAL
STOCK INDEX FUNDS


INVESTOR SHARES & ADMIRAL(TM) SHARES
- FEBRUARY 25, 2002



This prospectus
contains financial data
for the Funds through
the fiscal period ended
October 31, 2001.


STOCK
PROSPECTUS

                                              VANGUARD EUROPEAN STOCK INDEX FUND

                                               VANGUARD PACIFIC STOCK INDEX FUND

                                      VANGUARD EMERGING MARKETS STOCK INDEX FUND

                                           VANGUARD DEVELOPED MARKETS INDEX FUND

                                   VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accurace or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[THE VANGUARD GROUP(R) LOGO]

VANGUARD INTERNATIONAL STOCK INDEX FUNDS

INVESTOR SHARES AND ADMIRAL SHARES PROSPECTUS February 25, 2002


--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------


 1 AN INTRODUCTION TO INDEX FUNDS            29 DIVIDENDS, CAPITAL GAINS,
                                              AND TAXES
 2 FUND PROFILES
                                             31 SHARE PRICE
    2 Vanguard European Stock Index Fund
                                             31 FINANCIAL HIGHLIGHTS
    6 Vanguard Pacific Stock Index Fund
                                             37 INVESTING WITH VANGUARD
   10 Vanguard Emerging Markets Stock
      Index Fund                                37 Buying Shares

   14 Vanguard Developed Markets                39 Converting Shares
      Index Fund
                                                40 Redeeming Shares
   17 Vanguard Total International Stock
      Index Fund                                42 Other Rules You Should Know

20 MORE ON THE FUNDS                            44 Fund and Account Updates

28 THE FUNDS AND VANGUARD                       45 Contacting Vanguard

28 INVESTMENT ADVISER                           GLOSSARY (inside back cover)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk/(R)/" explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------


SHARE CLASS OVERVIEW
This prospectus offers Investor Shares for all of the Funds as well as Admiral Shares for two of the Funds. Please note that Admiral Shares are NOT available to:

-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
-    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.

A separate prospectus offers the Funds' Institutional Shares as well as the Institutional version of Vanguard Developed Markets Index Fund. Institutional Shares are for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $10 million.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

AN INTRODUCTION TO INDEX FUNDS
WHAT IS INDEXING?
Indexing is an investment strategy for tracking, as closely as possible, the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds. An index fund holds all, or a representative sample, of the securities that make up its target index. Unlike actively managed funds, index (or "passively managed") funds do not buy and sell securities based on research and analysis. Rather, index funds simply attempt to mirror what the target index does, for better or worse. An index fund does not always perform exactly like its target index. Like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

INDEX FUNDS IN THIS PROSPECTUS

Vanguard offers a variety of stock index funds (both U.S. and international),as well as bond and balanced index funds. This prospectus provides information about Vanguard International Stock Index Funds. Four of these Funds seek to track particular segments of the international stock market; the fifth Fund seeks to track the entire international stock market.



FUND                                      SEEKS TO TRACK
-------------------------------------------------------------------------------
Vanguard European Stock Index Fund        European stock markets
Vanguard Pacific Stock Index Fund         Australian and Far East stock markets
Vanguard Emerging Markets Stock Index     15 emerging stock markets in Europe,
 Fund                                      Asia, Africa, and Latin America
Vanguard Developed Markets Index Fund     European, Australian, and Far East
                                           stock markets
Vanguard Total International Stock Index  European, Australian, Far East stock
 Fund                                      markets, as well as 15 emerging stock
                                           markets in Europe Asia, Africa, and
                                           Latin America
-------------------------------------------------------------------------------


On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

2

FUND PROFILE-- VANGUARD(R) EUROPEAN STOCK INDEX FUND


INVESTMENT  OBJECTIVE
The Fund seeks to match the performance of the Morgan Stanley Capital International (MSCI) Europe Index.



PRIMARY INVESTMENT STRATEGIES The Fund employs a "passively managed"--or index--investment approach by investing all, or substantially all, of its net assets in the common stocks included in the MSCI Europe Index. The MSCI Europe Index is made up of approximately 550 common stocks of companies located in 16 European countries--mostly those in the United Kingdom, France, Switzerland, and Germany (which made up 38%, 13%, 10%, and 10%, respectively, of the Index's market capitalization, as of November 30, 2001). Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.



PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Switzerland, and Germany) involves a higher degree of country risk than that of more geographically diversified international funds.

- Regional risk, which is the chance that an entire region--namely, Europe--will be hurt by political upheaval, financial troubles, or a natural disaster.
- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.



PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
              SCALE -40% TO 80%
                        1992                    -3.32%
                        1993                    29.13%
                        1994                     1.88%
                        1995                    22.28%
                        1996                    21.26%
                        1997                    24.23%
                        1998                    28.86%
                        1999                    16.62%
                        2000                    -8.18%
                        2001                   -20.30%
              ----------------------------------------------------


     During the period shown in the bar chart, the highest return for a calendar quarter was 20.37% (quarter ended March 31, 1998), and the lowest return for a quarter was -15.62% (quarter ended March 31, 2001).


     The table shows how the Fund's average annual total returns compare with those of its target index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal tax bracket. We did not take into consideration state or local income taxes.


     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                               1 YEAR    5 YEARS     10 YEARS
                                           -------------------------------------
VANGUARD EUROPEAN STOCK INDEX FUND
  INVESTOR SHARES
 Return Before Taxes                           -20.30%     6.44%        9.93%
 Return After Taxes on Distributions           -20.94      5.69         9.17
 Return After Taxes on Distributions and       -12.32      5.03         8.15
  Sale of Fund Shares
--------------------------------------------------------------------------------
MSCI EUROPE INDEX (reflects no deduction       -20.28%     6.13%        9.84%
 for fees, expenses, or taxes)
--------------------------------------------------------------------------------

4


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.



                                                          INVESTOR     ADMIRAL
                                                            SHARES      SHARES
                                                            ------      ------
   SHAREHOLDER FEES (fees paid directly from your
   investment)
   Sales Charge (Load) Imposed on Purchases:                  None       None
   Purchase Fee:                                              None       None
   Sales Charge (Load) Imposed on Reinvested Dividends:       None       None
   Redemption Fee:                                            None       None
   Exchange Fee:                                              None       None
   Account Maintenance Fee (for accounts under $10,000):  $10/year*      None

   ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
   Management Expenses:                                      0.23%      0.18%
   12b-1 Distribution Fee:                                    None       None
   Other Expenses:                                           0.07%      0.07%
    TOTAL ANNUAL FUND OPERATING EXPENSES:                    0.30%      0.25%

          *If applicable, te account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, fractional shares may be automatically redeemed to make up the difference.


     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


             -----------------------------------------------------------
                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
             -----------------------------------------------------------
               Investor Shares    $31       $97        $169        $381
               Admiral Shares      26        80         141         318
             -----------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                                                                               5
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS        CONVERSION FEATURES
Distributed annually in December    Investor Shares--May be converted to
                                   Admiral Shares if you meet certain account
INVESTMENT ADVISER                 balance and tenure requirements
The Vanguard Group, Valley Forge,   Admiral Shares--Will be converted to
Pa., since inception               Investor Shares if you are no longer eligible
                                    for Admiral Shares

INCEPTION DATE                     NEWSPAPER ABBREVIATION
Investor Shares--June 18, 1990     Investor Shares--Europe
Admiral Shares--August 13, 2001    Admiral Shares--EuropeAdml

NET ASSETS (ALL SHARE CLASSES)     VANGUARD FUND NUMBER
AS OF                              Investor Shares--79
OCTOBER 31, 2001                   Admiral Shares--579
$4.7 billion
                                  CUSIP NUMBER
SUITABLE FOR IRAS                  Investor Shares--922042205
Yes                                Admiral Shares--922042809

MINIMUM INITIAL INVESTMENT         TICKER SYMBOL
 Investor Shares--$3,000; $1,000   Investor Shares--VEURX
for IRAs and custodial accounts    Admiral Shares--VEUSX
for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

6

FUND PROFILE-- VANGUARD(R) PACIFIC STOCK INDEX FUND



INVESTMENT OBJECTIVE
The Fund seeks to match the performance of the MSCI Pacific Index.

PRIMARY INVESTMENT STRATEGIES The Fund employs a "passively managed"--or index--investment approach by investing all, or substantially all, of its net assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 470 common stocks of companies located in Japan, Australia, Hong Kong, New Zealand, and Singapore. (As of November 30, 2001, Japan made up 77% of the Index's market capitalization.) For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. The Index's, and therefore the Fund's, heavy exposure to Japan involves a higher degree of country risk than that of more geographically diversified international funds.

- Regional risk, which is the chance that an entire region--namely, the Pacific region--will be hurt by political upheaval, financial troubles, or a natural disaster.
- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.



PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
              SCALE -40% TO 80%
                           1992            -18.17%
                           1993             35.46%
                           1994             13.04%
                           1995              2.75%
                           1996             -7.82%
                           1997            -25.67%
                           1998              2.41%
                           1999             57.05%
                           2000            -25.74%
                           2001            -26.34%
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 26.50% (quarter ended December 31, 1998), and the lowest return for a quarter was -20.69% (quarter ended December 31, 1997).


     The table shows how the Fund's average annual total returns compare with those of its current and previous target indexes. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal tax bracket. We did not take into consideration state or local income taxes.


     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k)plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                               1 YEAR    5 YEARS     10 YEARS
                                           -------------------------------------
VANGUARD PACIFIC STOCK INDEX FUND
  INVESTOR SHARES
 Return Before Taxes                           -26.34%    -8.14%       -2.50%
 Return After Taxes on Distributions           -26.42     -8.41        -2.82
 Return After Taxes on Distributions and       -15.99     -6.34        -2.01
  Sale of Fund Shares
--------------------------------------------------------------------------------
MSCI PACIFIC INDEX (reflects no deduction      -25.40%    -7.80%       -2.43%
 for fees, expenses, or taxes)
MSCI PACIFIC FREE INDEX* (reflects             -26.49%    -8.23%       -2.60%
 no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
*Until  recently,  the Fund  tracked the MSCI  Pacific  Free  Index.  Because of adjustments by the index  sponsor,  the MSCI Pacific Free Index is now identical to the MSCI Pacific Index. As a result, the Fund's board of trustees changed the
Fund's target index to the MSCI Pacific Index as of January 18, 2002.
--------------------------------------------------------------------------------

8


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.




                                                          INVESTOR     ADMIRAL
                                                            SHARES      SHARES
                                                            ------      ------
   SHAREHOLDER FEES (fees paid directly from your
   investment)
   Sales Charge (Load) Imposed on Purchases:                  None       None
   Purchase Fee:                                              None       None
   Sales Charge (Load) Imposed on Reinvested Dividends:       None       None
   Redemption Fee:                                            None       None
   Exchange Fee:                                              None       None
   Account Maintenance Fee (for accounts under $10,000):  $10/year*      None

   ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
   Management Expenses:                                      0.30%      0.25%
   12b-1 Distribution Fee:                                    None       None
   Other Expenses:                                           0.07%      0.07%
    TOTAL ANNUAL FUND OPERATING EXPENSES:                    0.37%      0.32%

          *If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, fractional shares may be automatically redeemed to make up the difference.




     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

             -----------------------------------------------------------
                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
             -----------------------------------------------------------
             Investor Shares      $38       $119       $208        $468
             Admiral Shares        33        103        180         406
             -----------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS        CONVERSION FEATURES
Distributed annually in December    Investor Shares--May be converted to
                                   Admiral Shares if you meet certain account
INVESTMENT ADVISER                 balance and tenure requirements
The Vanguard Group, Valley Forge,   Admiral Shares--Will be converted to
Pa.,since inception                 Investor Shares if you are no longer
                                    eligible for Admiral Shares

INCEPTION DATE                     NEWSPAPER ABBREVIATION
Investor Shares--June 18, 1990     Investor Shares--Pacific
Admiral Shares--August 13, 2001    Admiral Shares--PacifAdml

NET ASSETS (ALL SHARE CLASSES)   VANGUARD FUND NUMBER
AS OF OCTOBER 31, 2001            Investor Shares--72
 $1.6 billion                     Admiral Shares--572

SUITABLE FOR IRAS                CUSIP NUMBER
 Yes                              Investor Shares--922042106
                                  Admiral Shares--922042700

MINIMUM INITIAL INVESTMENT         TICKER SYMBOL
 Investor Shares--$3,000; $1,000   Investor Shares--VPACX
for IRAs and custodial accounts    Admiral Shares--VPADX
for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

10

FUND PROFILE-- VANGUARD(R) EMERGING MARKETS STOCK INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to match the performance of the Select Emerging Markets Free Index.*


*The designation "Free" in the name of the Index refers to the securities that the Index tracks. Some countries restrict foreign investment in certain industries, so the Index includes only stocks that can be bought freely by a fund.



PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passively managed"--or index--investment approach by investing substantially all (normally 95%)of its net assets in the common stocks included in the Select Emerging Markets Free Index. The Select Emerging Markets Free Index includes approximately 480 common stocks of companies located in emerging markets around the world. As of November 30, 2001, the largest markets covered in the Index were South Korea, South Africa, Taiwan, Brazil, and Mexico (which made up 20%,17%, 16%, 11%, and 11%, respectively, of the Index's market capitalization). Other countries represented in the Index include Argentina, China, the Czech Republic, Hungary, Indonesia, Israel, the Philippines, Poland, Thailand, and Turkey. MSCI administers the Select Index exclusively for Vanguard. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. Country risk is especially high for funds that focus on emerging markets. The Index's, and therefore the Fund's, heavy exposure to South Korea, South Africa, Taiwan, Brazil, and Mexico involves a higher degree of country risk than that of more geographically diversified international funds.

- Emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.
- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance (including operating expenses but excluding shareholder fees) has varied from one calendar year to another since inception.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
              SCALE -40% TO 80%
                           1995              0.56%
                           1996             15.83%
                           1997            -16.82%
                           1998            -18.12%
                           1999             61.57%
                           2000            -27.56%
                           2001             -2.88%
              ----------------------------------------------------
               If applicable shareholder fees were reflected, returns would be less than those shown.
              ----------------------------------------------------



     During the period shown in the bar chart, the highest return for a calendar quarter was 28.32% (quarter ended December 31, 1999), and the lowest return for a quarter was -22.03% (quarter ended September 30, 2001).


     The table shows how the Fund's average annual total returns compare with those of its target index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal tax bracket. We did not take into consideration state or local income taxes.


     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                               1 YEAR    5 YEARS      SINCE
                                                                      INCEPTION*
                                           -------------------------------------
VANGUARD EMERGING MARKETS INDEX FUND
  INVESTOR SHARES
 Return Before Taxes                            -3.85%    -5.18%       -0.26%
 Return After Taxes on Distributions            -4.66     -6.01        -1.01
 Return After Taxes on Distributions and        -2.23     -4.38        -0.49
  Sale of Fund Shares
--------------------------------------------------------------------------------
MSCI EMERGING MARKETS FREE INDEX (reflects      -2.37%    -5.74%       -2.38%
 no deduction for fees, expenses, or taxes)
SELECT EMERGING MARKETS FREE INDEX**            -2.77%    -5.11%       -1.08%
(reflects no deduction for fees, expenses,
 or taxes)
--------------------------------------------------------------------------------
 *May 4, 1994
**Consists of stocks that can be bought free of restrictions in 15 emerging markets in Europe, Asia, Africa, and Latin America. This index is administered by MSCI exclusively for Vanguard.
--------------------------------------------------------------------------------

12

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                         None
      Purchase Fee:                                                      0.5%*
      Sales Charge (Load) Imposed on Reinvested Dividends:              None
      Redemption Fee:                                                    0.5%**
      Account Maintenance Fee (for accounts under $10,000):         $10/year***

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.37%
      12b-1 Distribution Fee:                                           None
      Other Expenses:                                                   0.23%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.60%

          *The purchase fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.

          **The redemption fee applies to shares redeemed by selling, by exchanging , or by application of the low-balance account closure fee. The fee is withheld from redemption proceeds and retained by the Fund.

          ***If applicable. the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, fractional shares may be automatically redeemed to make up the difference.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.

                ------------------------------------------------
                1 YEAR     3 YEARS     5 YEARS     10 YEARS
                ------------------------------------------------
                  $163       $298        $445         $873
                ------------------------------------------------

     You would pay the following expenses if you did not redeem your shares (the difference being that the Fund's 0.5% redemption fee would not apply to any of the periods below, as it would to those above):

                ------------------------------------------------
                1 YEAR     3 YEARS     5 YEARS     10 YEARS
                ------------------------------------------------
                  $111       $241        $383         $796
                ------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS        MINIMUM INITIAL INVESTMENT
Distributed annually in December   $3,000; $1,000 for IRAs and custodial
                                    accounts
INVESTMENT ADVISER                 for minors
The Vanguard Group, Valley Forge,
Pa., since inception               NEWSPAPER ABBREVIATION
                                   EmerMkt

INCEPTION DATE                     VANGUARD FUND NUMBER
May 4, 1994                        533

NET ASSETS (ALL SHARE CLASSES)     CUSIP NUMBER
AS OF OCTOBER 31, 2001             922042304
$835 million
                                  TICKER SYMBOL
SUITABLE FOR IRAS                  VEIEX
Yes
--------------------------------------------------------------------------------

14

FUND PROFILE-- VANGUARD(R) DEVELOPED MARKETS INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of the MSCI Europe, Australasia, Far East (EAFE) Index.


PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passively managed"--or index--investment approach. The Fund seeks to track the performance of the MSCI EAFE Index by investing in two Vanguard funds--the European Stock Index Fund and the Pacific Stock Index Fund. These funds have the respective objectives of tracking the MSCI Europe Index and the MSCI Pacific Index, which together make up the MSCI EAFE Index. The Fund allocates all, or substantially all, of its net assets between the European
Stock Index Fund and the Pacific Stock Index Fund based on the market capitalization of European and Pacific stocks in the MSCI EAFE Index. The MSCI EAFE Index includes approximately 1,020 common stocks of companies located in Europe, Australia, Asia, and the Far East. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-    Country risk,  which is the chance that domestic  events--such as political
     upheaval,   financial  troubles,  or  a  natural  disaster--will  weaken  a country's securities markets.

- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund performed in its first full calendar year.
              ----------------------------------------------------
                              ANNUAL TOTAL RETURN
              ----------------------------------------------------
              SCALE -40% TO 80%
                           2001            -22.04%
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 6.16% (quarter ended December 31, 2001), and the lowest return for a quarter was -13.95% (quarter ended September 30, 2001).

     The table shows how the Fund's average annual total returns compare with those of its target index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal tax bracket. We did not take into consideration state or local income taxes.


     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR      SINCE INCEPTION*
                                             -----------------------------------
VANGUARD DEVELOPED MARKETS INDEX FUND
 Return Before Taxes                           -22.04%   -18.16%
 Return After Taxes on Distributions           -22.56    -18.81
 Return After Taxes on Distributions and       -13.43    -14.61
  Sale of Fund Shares
--------------------------------------------------------------------------------
MSCI EAFE INDEX (reflects no deduction for     -22.01%   -18.37%
 fees, expenses, or taxes)
--------------------------------------------------------------------------------
*May 8, 2002
--------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                         None
      Purchase Fee:                                                     None
      Sales Charge (Load) Imposed on Reinvested Dividends:              None
      Redemption Fee:                                                   None
      Exchange Fee:                                                     None
      Account Maintenance Fee (for accounts under $10,000):         $10/year*

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Ooperating Expenses:                            None**

          *If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, fractional shares may be automatically redeemed to make up the difference.

          **Although the Developed Markets Index Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.32% as of October 31, 2001.

16


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                ------------------------------------------------
                1 YEAR     3 YEARS     5 YEARS     10 YEARS
                ------------------------------------------------
                  $33        $103        $180         $406
                ------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.




--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS             MINIMUM INITIAL INVESTMENT
Distributed annually in December        $3,000; $1,000 for IRAs and custodial
                                        accounts
INVESTMENT ADVISER                      for minors
The Fund does not employ an investment
adviser, but benefits from the          NEWSPAPER ABBREVIATION
investment advisory services provided   DevMkt
to the underlying Vanguard funds in
which it invests.                       VANGUARD FUND NUMBER
                                       227
INCEPTION DATE
May 8, 2000                             CUSIP NUMBER
                                        921909701
NET ASSETS AS OF OCTOBER 31, 2001
$145 million                            TICKER SYMBOL
                                        VDMIX
SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) TOTAL INTERNATIONAL STOCK INDEX FUND

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of the Total International Composite Index, which is a combination of the indexes tracked by the European, Pacific, and Emerging Markets Stock Index Funds.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passively managed"--or index--investment approach. The Fund seeks to track the performance of the Total International Composite Index by investing in three Vanguard funds--the European Stock Index Fund, the Pacific Stock Index Fund, and the Emerging Markets Stock Index Fund. These funds have the respective objectives of tracking the MSCI Europe Index, the MSCI Pacific Index, and the Select Emerging Markets Free Index, which together make up the Total International Composite Index. The Fund allocates all, or substantially all, of its net assets among the European Stock Index Fund, the Pacific Stock Index Fund, and the Emerging Markets Stock Index Fund weighted by the market capitalization of European, Pacific, and emerging markets stocks in the Total International Composite Index. MSCI administers this Index exclusively for Vanguard. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

-    Country risk,  which is the chance that domestic  events--such as political
     upheaval,   financial  troubles,  or  a  natural  disaster--will  weaken  a country's securities markets.

- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.

18


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another since inception.



              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
              SCALE -40% TO 80%
                           1997             -0.77%
                           1998            -15.60%
                           1999             29.92%
                           2000            -15.61%
                           2001            -20.15%
              ----------------------------------------------------




     During the period shown in the bar chart, the highest return for a calendar quarter was 20.49% (quarter ended December 31, 1998), and the lowest return for a quarter was -14.90% (quarter ended September 30, 2001).


     The table shows how the Fund's average annual total returns compare with those of its target index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal tax bracket. We did not take into consideration state or local income taxes.


     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                                                      SINCE
                                              1 YEAR     5 YEARS      INCEPTION*
                                           -------------------------------------
VANGUARD TOTAL
INTERNATIONAL STOCK INDEX FUND
 Return Before Taxes                           -20.15%     0.08%        0.17%
 Return After Taxes on Distributions           -20.70     -0.63        -0.57
 Return After Taxes on Distributions and       -12.28     -0.24        -0.19
  Sale of Fund Shares
--------------------------------------------------------------------------------
MSCI EAFE + EMERGING MARKETS FREE INDEX        -19.47%     0.71%       0.54%
(reflects no deduction for fees, expenses,
 or taxes)
TOTAL INTERNATIONAL COMPOSITE INDEX**          -20.31%    -0.19%      -0.07%
(reflects no deduction for fees, expenses,
 or taxes)
-------------------------------------------------------------------------------
 *April 29, 1996.
**Consists of stocks in the European, Australian, and Far East stock markets and stocks that can be bought free of restrictions in 15 emerging markets in Europe, Asia, Africa, and Latin America. This
  Index is administered by MSCI exclusively for Vanguard.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.



      SHAREHOLDER FEES (fees paid directly from your
      investment)
      Sales Charge (Load) Imposed on Purchases:                         None
      Purchase Fee:                                                     None
      Sales Charge (Load) Imposed on Reinvested Dividends:              None
      Redemption Fee:                                                   None
      Exchange Fee:                                                     None
      Account Maintenance Fee (for accounts under $10,000):         $10/year*

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Ooperating Expenses:                            None**

          *If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, fractional shares may be automatically redeemed to make up the difference.

          **Although the Total International Stock Index Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.35% as of October 31, 2001.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                -------------------------------------------------
                1 YEAR     3 YEARS     5 YEARS     10 YEARS
                -------------------------------------------------
                  $36        $113        $197         $443
                -------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS             MINIMUM INITIAL INVESTMENT
Distributed annually in December        $3,000; $1,000 for IRAs and custodial
                                        accounts
INVESTMENT ADVISER                      for minors
The Fund does not employ an investment
adviser, but benefits from the          NEWSPAPER ABBREVIATION
investment advisory services provided   TotIntl
to the underlying Vanguard funds in
which it invests.                       VANGUARD FUND NUMBER
                                        113
INCEPTION DATE
April 29, 1996                          CUSIP NUMBER
                                        921909602
NET ASSETS AS OF OCTOBER 31, 2001
$2.7 billion                            TICKER SYMBOL
                                        VGTSX
SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------

20

MORE ON THE FUNDS
This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.



ADVANTAGES OF INDEX FUNDS
Index funds typically have the following characteristics:
- Variety of investments. Vanguard index funds generally invest in a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
- Low cost. Index funds are inexpensive to run compared with actively managed funds. They have no research costs and keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.
     Compared with actively managed funds, most index funds have lower turnover rates and lower capital gains distributions. However, from time to time, some index funds may pay out higher-than-expected taxable distributions. That's because index funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an index fund to sell securities that have appreciated in value, and, thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

INDEXING METHODS
In seeking to track a particular index, a fund generally uses one of two methods to select the securities in which it invests.
     REPLICATION METHOD. Many stock funds--but not bond funds--use the replication method of indexing. This means that a fund holds each security found in its target index in about the same proportion as represented in the index itself. For example, if 5% of the Standard & Poor's 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company. For bond funds, replication is an inefficient and costly method of indexing, since there is no liquid market for many of the corporate and agency bonds typically found in a broad bond index. The European, Pacific, and Emerging Markets Stock Index Funds employ this method of indexing.

     SAMPLING METHOD. Because it would be very expensive and inefficient to buy and sell all securities held in certain indexes (the Wilshire 5000 Index, for example, included more than 6,100 separate stocks as of October 31, 2001), many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors and other characteeristics. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

     "FUND OF FUNDS" METHOD. Yet another indexing approach is to invest in other index funds that seek to track subsets of a target index. The Total International Stock Index Fund and the Developed Markets Index Fund both use this "fund of funds" approach, which can be very cost-effective and efficient. For example, the Developed Markets Index Fund seeks to track the performance of the MSCI EAFE Index by investing in two Vanguard funds--the European Stock Index Fund and the Pacific Stock Index Fund. These funds have the respective objectives of tracking the MSCI Europe Index and the MSCI Pacific Index, which together constitute the MSCI EAFE Index. The Developed Markets Index Fund allocates its assets between the European Stock Index Fund and the Pacific Stock Index Fund based on the market capitalization of European and Pacific stocks in the MSCI EAFE Index.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 "FUND OF FUNDS"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------


MARKET EXPOSURE
To track their target indexes as closely as possible, the European and Pacific Stock Index Funds attempt to remain fully invested in foreign stocks included in their particular indexes. The Emerging Markets Stock Index Fund normally invests about 95% of its assets in the foreign stocks of its target index, holding the remaining 5% in cash investments to meet shareholder redemptions. The Developed Markets and Total International Stock Index Funds normally hold 100% of their assets in shares of their underlying funds.


     Because they invest mainly in foreign stocks, the Funds are subject to certain risks.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

Because foreign stock and bond markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from foreign investments.
--------------------------------------------------------------------------------

22

[FLAG]EACH FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.
          IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

     To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

           ----------------------------------------------------------
                 INTERNATIONAL STOCK MARKET RETURNS (1969-2001)
           ----------------------------------------------------------
                        1 YEAR    5 YEARS    10 YEARS    20 YEARS
           ----------------------------------------------------------
           Best          69.4%     36.1%      22.0%       15.5%
           Worst        -23.4       0.4        4.4        11.0
           Average       12.3      12.2       13.1        13.5
           ----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2001. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or these Funds in particular.
     Note that the preceding table does not take into account returns measured by the Select Emerging Markets Free Index, a barometer of less developed stock markets. Emerging markets can be substantially more volatile than more developed foreign markets. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the above returns do not reflect the variability of returns from year to year for these markets individually, or the variability across these and other geographic regions or market sectors. To illustrate this variability, the following table shows returns for different international markets--as well as the U.S. market for comparison--from 1992 through 2001, as measured by their respective indexes. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

                   STOCK MARKET RETURNS FOR DIFFERENT MARKETS*
--------------------------------------------------------------------------------
              EUROPEAN      PACIFIC       EMERGING         U.S.
              MARKET        MARKET        MARKETS**        MARKET
--------------------------------------------------------------------------------
1992           -3.66%       -18.40%        11.40%            7.62%
1993           29.88         35.69         74.84            10.08
1994            2.72         12.83         -7.32             1.32
1995           21.95          2.78          0.01            37.58
1996           21.09         -8.58         15.19            22.96
1997           23.80        -25.49        -16.37            33.36
1998           28.53          2.44        -18.39            28.58
1999           15.89         57.63         60.86            21.04
2000           -8.39        -25.78        -27.93            -9.10
2001          -20.28        -25.40         -2.77           -11.89

*European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Free Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.

**Theinception  date of the Select Emerging  Markets Free Index was May 4, 1994;
returns  shown for 1992 to 1994 are measured by the MSCI  Emerging  Markets Free
Index.
--------------------------------------------------------------------------------

     Keep in mind, however, that these average returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from these Funds in particular.

[FLAG]EACH FUND IS SUBJECT TO COUNTRY  RISK AND CURRENCY  RISK.  COUNTRY RISK IS
     THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR A NATURAL DISASTER--WILL WEAKEN A COUNTRY'S SECURITIES MARKET. CURRENCY RISK IS THE CHANCE THAT INVESTMENTS IN A PARTICULAR COUNTRY WILL DECREASE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                 REGIONAL VERSUS BROAD INTERNATIONAL INVESTING
Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------


     EUROPEAN STOCK INDEX FUND. Stocks from the United Kingdom, France, Switzerland and Germany constituted 38%, 13%, 10%, and 10%, respectively, of the MSCI Europe Index, as of November 30, 2001. Stocks from the remaining 12 countries have much less significant market-capitalization weightings in the Index and thus much less impact on the Fund's total return. The Fund's heavy exposure to just four countries involves a higher degree of country risk than that of more geographically diversified international funds.
     PACIFIC STOCK INDEX FUND. Japanese stocks constituted approximately 77% and Australian stocks constituted about 14% of the MSCI Pacific Index as of November 30, 2001. Therefore, Japanese and Australian stocks represent correspondingly large compo-

24


     nents of the Pacific Stock Index Fund's assets. The Fund's large investment in the Japanese stock market involves a higher degree of country risk than that of more geographically diversified international funds.
     EMERGING MARKETS STOCK INDEX FUND. As discussed previously, emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. Therefore, the Emerging Markets Stock Index Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets.
     DEVELOPED MARKETS INDEX FUND. As a fund of funds, the Developed Markets Index Fund invests all, or substantially all, of its net assets in shares of the European and Pacific Stock Index Funds; indirectly, its country risk will proportionately mirror that of the European and Pacific Stock Index Funds.
     TOTAL INTERNATIONAL STOCK INDEX FUND. As a fund of funds, the Total International Stock Index Fund invests all, or substantially all, of its net assets in shares of the European, Pacific, and Emerging Markets Stock Index Funds; indirectly, its country and emerging markets risks will proportionately mirror those of the underlying funds. As of October 31, 2001, the Fund's assets were invested as follows: 64% in the European Stock Index Fund; 26% in the Pacific Stock Index Fund; and 10% in the Emerging Markets Stock Index Fund.

SECURITY SELECTION


In seeking to track their target indexes, the European Stock Index, Pacific Stock Index, and Emerging Markets Stock Index Funds invest in portfolios of foreign stocks selected in a manner that mirrors the weightings of their target indexes. The Total International Stock Index Fund simply invests in shares of the European, Pacific, and Emerging Markets Stock Index Funds. Likewise, the Developed Markets Index Fund simply invests in shares of the European and Pacific Stock Index Funds. Under normal conditions, the Developed Markets Index Fund will invest at least 80%, and usually all or substantially all, of its net assets in these funds or other Vanguard funds that use an indexing strategy to invest in stocks of developed markets. Please see each Fund's "Primary Investment Strategies" for descriptions of the markets in which it invests.


     EUROPEAN STOCK INDEX FUND. The Fund invests in the common stocks included in the MSCI Europe Index, which is made up of approximately 550 common stocks of companies located in 16 European countries. Four countries--the United Kingdom, France, Switzerland, and Germany--dominate the Index. These four countries made up 38%, 13%, 10%, and 10%, respectively, of the Index's market capitalization as of November 30, 2001. The other 12 countries--Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden--are much less significant to the Index and, consequently, to the Fund. Under normal conditions, the Fund will invest at least 80%, and usually all or substantially all, of its net assets in European stocks.
     PACIFIC STOCK INDEX FUND. The Fund invests in the common stocks included in the MSCI Pacific Index, which is made up of approximately 470 common stocks of Pacific Basin companies. The Index is dominated by the Japanese stock market, which represented 77% of the Index's market capitalization as of November 30, 2001. The other four countries represented in the Index are Australia, Hong Kong, New Zealand, and Singapore. Under normal conditions, the Fund will invest at least 80%, and usually all or substantially all, of its net assets in Pacific stocks.
     EMERGING MARKETS STOCK INDEX FUND. The Fund invests in the common stocks included in the Select Emerging Markets Free Index, which is made up of approximately 480 common stocks of companies located in 15 emerging markets of Europe, Asia, Africa, and Latin

America. Five countries--South Korea, South Africa, Taiwan, Brazil, and Mexico--collectively represent a majority of the Index, with 20%,17%, 16%, 11%, and 11%, respectively, of the Index's market capitalization as of November 30, 2001. The other ten countries are Argentina, China, the Czech Republic, Hungary, Indonesia, Israel, the Philippines, Poland, Thailand, and Turkey. The Index is called "select" because it is modeled on a larger index--the MSCI Emerging Markets Free Index--but with certain adjustments designed to reduce risk. As of November 30, 2001, the Select Index excluded certain countries found in the MSCI Emerging Markets Free Index--Chile, Colombia, India, Jordan, Malaysia, Pakistan, Peru, Russia, Sri Lanka, and Venezuela--because of concerns about liquidity, repatriation of capital, or entry barriers in those markets. MSCI administers the Select Index exclusively for Vanguard and periodically adjusts the list of included countries to keep pace with evolution in world markets. (Such adjustments are made on a forward-looking basis, so past performance of the Select Index always reflects actual country representation during the relevant period.) Under normal conditions, the Fund will invest at least 80%, and usually substantially all (about 95%), of its net assets in stocks of emerging markets.
     Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.

PURCHASE, REDEMPTION, AND ACCOUNT MAINTENANCE FEES
Some Vanguard index funds charge a purchase fee on purchases of their shares, including shares purchased by exchange from other Vanguard funds. Some Vanguard index funds also charge a redemption fee on the redemption of their shares. Funds incur trading costs when they invest new cash or sell securities to meet redemption requests; these costs run higher for funds that invest in small-company or international stocks. Purchase and redemption fees ensure that trading costs are borne by the shareholder responsible for the transaction. Without these fees, high trading costs would prevent some funds from tracking their target indexes so closely.
     At Vanguard, all purchase and redemption fees are paid directly to the fund itself (unlike sales charges or loads that non-Vanguard funds may impose to compensate their sales representatives). Purchases that result from reinvested dividends or capital gains are not subject to purchase fees.
     Vanguard assesses an account maintenance fee on index fund shareholders whose account balances are below $10,000 (for any reason, including a decline in the value of a Fund's shares) on the date a dividend is distributed. This fee is intended to allocate account maintenance costs more equitably among shareholders. For funds that distribute dividends annually, the account maintenance fee is $10 per year, deducted from the annual dividend, which usually is distributed during the last two weeks of the calendar year. If the fee is deducted from your dividend distribution, you will still be taxed on the full amount of your dividend (unless you hold your shares through a nontaxable account). If you are due a dividend that is less than the fee, fractional shares may be automatically redeemed to make up the difference.

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in stocks of foreign companies, each Fund may make certain other kinds of investments to achieve its objective. Each Fund may change its objective without shareholder approval. Each Fund reserves the right to substitute a different index for the index it currently tracks. This could happen if the current index were discontinued, or for any other reason determined in good faith by the board of trustees. In any such instance, the substitute index would measure the same general markets as the current index.

26
[FLAG]EACH FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Funds may also invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset).
     The Funds will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. In addition, each Fund's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------


     Each Fund may enter into forward foreign currency exchange contracts in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Funds' securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.



COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
- Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone, by fax, or online. (IRAs and other retirement accounts are not subject to this rule.)
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.


See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


TURNOVER RATE
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been extremely low. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of October 31, 2001, the average turnover rate for passively managed foreign index funds was approximately 23%; for all foreign stock funds, the average turnover rate was approximately 91%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

28

THE FUNDS AND VANGUARD

The Funds are offered by The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.
     The Developed Markets and Total International Stock Index Funds indirectly bear a proportionate share of the expenses of the underlying funds in which they invest. However, their direct expenses are expected to be very low or zero. For example, the Total International Stock Index Fund has incurred no direct expenses since its inception in 1996. The Developed Markets and Total International Stock Index Funds may operate without incurring direct expenses because Vanguard will reimburse them for (i) their contributions to the cost of operating the underlying funds in which they invest, and (ii) savings in administrative and marketing costs that Vanguard expects to derive from their operations.
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Funds' adviser through its Quantitative Equity Group. (The Developed Markets and Total International Stock Index Funds receive advisory services indirectly, by investing in other funds.) As of October 31, 2001, Vanguard served as adviser for about $388 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
     For the fiscal year ended October 31, 2001, the advisory expenses of the European, Pacific, and Emerging Markets Stock Index Funds represented an effective annual rate of less than 0.01% of each Fund's average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Funds' portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.

     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISER


The manager primarily responsible for overseeing the European, Pacific, and Emerging Markets Stock Index Funds' investments is:

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------
DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

--------------------------------------------------------------------------------

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

30

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- The European, Pacific, and Emerging Markets Stock Index Funds each may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of a Fund's foreign tax obligations, provided that you meet certain requirements. Because the Developed Markets and Total International Stock Index Funds invest in foreign stocks indirectly through other funds, their investors are not able to take advantage of foreign tax credits or deductions. See your tax adviser or IRS publications for more information.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION


BACKUP  WITHHOLDING.   By  law,  Vanguard  must  withhold  30%  of  any  taxable
distributions or redemptions from your account if you do not:

-    Provide us with your correct taxpayer identification number;
-    Certify that the taxpayer identification number is correct; and
-    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com[TM] and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share for the European, Pacific, and Emerging Markets Stock Index Funds is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. Net asset value per share for the Developed Markets and Total International Stock Index Funds is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.



FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

32

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the European Stock Index Fund's Investor Shares as an example. The Investor Shares began the fiscal period ended October 31, 2001 with a net asset value (price) of $25.99 per share. During the period, each Investor Share earned $0.37 from investment income (interest and dividends). There was a decline of $6.85 per share in the value of investments held or sold by the Fund, resulting in a net decline of $6.48 per share from investment operations.

Shareholders received $0.01 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $19.50, reflecting losses of $6.48 per share and distributions of $0.01 per share. This was a decrease of $6.49 per share (from $25.99 at the beginning of the period to $19.50 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -24.94% for the period.

As of October 31, 2001, the Investor Shares had $4.2 billion in net assets. For the period, the annualized expense ratio was 0.30% ($3.00 per $1,000 of net assets), and the annualized net investment income amounted to 2.08% of average net assets. The Fund sold and replaced securities valued at 3% of its net assets.
--------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------
                                            VANGUARD EUROPEAN STOCK INDEX FUND INVESTOR SHARES
                                                          YEAR ENDED DECEMBER 31,

                                               JAN. 1 TO----------------------------------------------------------------
                                          OCT. 31, 2001*        2000        1999         1998         1997        1996
 -----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD             $25.99      $28.82      $25.28       $20.13       $16.57      $14.02
 -----------------------------------------------------------------------------------------------------------------------
 INVESTMENT OPERATIONS
  Net Investment Income                              .37        .335         .50          .41          .38         .34
  Net Realized and Unrealized Gain (Loss)
   on Investments                                  (6.85)     (2.692)       3.69         5.40         3.63        2.63
 -----------------------------------------------------------------------------------------------------------------------
    Total from  Investment Operations              (6.48)     (2.357)       4.19         5.81         4.01        2.97
 -----------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS
  Dividends from Net Investment Income              (.01)      (.423)       (.50)        (.52)        (.37)       (.36)
  Distributions from Realized Capital Gains          --        (.050)       (.15)        (.14)        (.08)       (.06)
 -----------------------------------------------------------------------------------------------------------------------
    Total Distributions                             (.01)      (.473)       (.65)        (.66)        (.45)       (.42)
 -----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                   $19.50      $25.99      $28.82       $25.28       $20.13      $16.57
 =======================================================================================================================
 TOTAL RETURN**                                  -24.94%      -8.18%      16.62%       28.86%       24.23%      21.26%
 =======================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $4,165      $5,611       6,106       $4,479       $2,432      $1,595
  Ratio of TotalExpenses to
  Average Net Assets                              0.30%+       0.29%       0.29%        0.29%        0.31%       0.35%
  Ratio of Net Investment Income to
   Average Net Assets                             2.08%+       1.64%       1.99%        1.97%        2.19%       2.45%
  Turnover Rate                                      3%           8%          7%           7%           3%          4%
 =======================================================================================================================
     *The  Fund's  fiscal  year-end  changed  from  December  31 to October  31, effective October 31, 2001.
   ***Total return  figures do not reflect the  transaction  fee on purchases
      (0.5% from November 3, 1997,  through March 31, 2000; 1.0% from 1996 through November 2,  1997), or the $10 annual  account  maintenance  fee applied on balances  under $10,000.
     +Annualized.
------------------------------------------------------------------------------------------------------------------------

                                              VANGUARD EUROPEAN STOCK INDEX FUND
                                                                  ADMIRAL SHARES
                                                                     AUG. 13* TO
                                                                 OCT. 31**, 2001
-------------------------------------------------------------------------------
NET ASSET VALUE,BEGINNING OF PERIOD                                       $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                       .12
 Net Realized and Unrealized Gain(Loss)on                                  (4.35)
  Investments
--------------------------------------------------------------------------------
    Total from Investment Operations                                       (4.23)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                         --
 Distributions from Realized Capital Gains                                    --
--------------------------------------------------------------------------------
    Total Distributions                                                       --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $45.77
================================================================================
TOTAL RETURN                                                             -8.46%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                       $261
 Ratio of Total Expenses to Average Net Assets                            0.25%+
 Ratio of Net Investment Income to Average Net Assets                     0.70%+
 Turnover Rate                                                                3%
================================================================================
    *Inception.
   **The Fund's fiscal year-end changed from December 31 to October 31, effective
     October 31, 2001.
    +Annualized.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                            VANGUARD PACIFIC STOCK INDEX FUND INVESTOR SHARES
                                                          YEAR ENDED DECEMBER 31,
                                               JAN. 1 TO----------------------------------------------------------------
                                          OCT. 31, 2001*        2000        1999         1998         1997        1996
 -----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD              $8.95      $12.22       $7.84        $7.72       $10.51      $11.50
------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OPERATIONS
  Net Investment Income                              .07        .077         .08         .085          .09         .10
  Net Realized and Unrealized Gain (Loss)
   on Investments                                  (2.23)     (3.222)       4.39         .100        (2.79)      (1.00)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               (2.16)     (3.145)       4.47         .185        (2.70)       (.90)
------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS
  Dividends from Net Investment Income                --       (.125)       (.09)       (.065)        (.09)       (.09)
  Distributions from Realized Capital Gains           --          --          --           --           --          --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                               --       (.125)       (.09)       (.065)        (.09)       (.09)
------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                    $6.79       $8.95      $12.22        $7.84        $7.72      $10.51
========================================================================================================================
 TOTAL RETURN**                                  -24.13%     -25.74%      57.05%        2.41%      -25.67%      -7.82%
========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $1,389      $1,823      $2,526       $1,033         $827        $978
  Ratio of Total Expenses to Average
   Net Assets                                     0.37%+       0.38%       0.37%        0.40%        0.35%       0.35%
  Ratio of Net Investment Income to Average
   Net Assets                                     1.06%+       0.68%       0.95%        1.17%        1.03%       0.89%
  Turnover Rate                                       2%          6%          6%           4%           8%          9%
========================================================================================================================
    *The Fund's fiscal year-end changed from December 31 to October 31, effective
     October 31, 2001.
   **Total return  figures do not reflect the  transaction  fee on purchases
    (0.5% from January 1, 1997,  through  March 31,  2000;  1.0% in 1996),or the
    $10 annual account maintenance fee applied on balances under $10,000.
    +Annualized.
------------------------------------------------------------------------------------------------------------------------

34


                                               VANGUARD PACIFIC STOCK INDEX FUND
                                                                  ADMIRAL SHARES
                                                                     AUG. 13* TO
                                                                 OCT. 31**, 2001
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $50.00
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                       .20
 Net Realized and Unrealized Gain (Loss)on Investments                     (5.80)
--------------------------------------------------------------------------------
    Total from Investment Operations                                       (5.60)
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                         --
 Distributions from Realized Capital Gains                                    --
--------------------------------------------------------------------------------
    Total Distributions                                                       --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $44.40
================================================================================
TOTAL RETURN                                                            -11.20%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                        $80
 Ratio of TotalExpenses to Average Net Assets                             0.32%+
 Ratio of NetInvestment Income to Average Net Assets                      2.05%+
 Turnover Rate                                                                2%
================================================================================
    *Inception.
   **The Fund's fiscal year-end changed from December 31 to October 31, effective
     October 31, 2001.
    +Annualized.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                            VANGUARD EMERGING MARKETS STOCK INDEX FUND INVESTOR SHARES
                                                         YEAR ENDED DECEMBER 31,

                                               JAN. 1 TO----------------------------------------------------------------
                                           OCT. 31, 2001        2000        1999         1998         1997        1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $8.84      $12.50       $7.91        $9.98       $12.28      $10.75
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .19        .141         .24          .27          .24         .18
 Net Realized and Unrealized Gain (Loss)
  on Investments                                   (1.74)     (3.583)       4.62        (2.08)       (2.31)       1.52
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               (1.55)     (3.442)       4.86         1.81)       (2.07)       1.70
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.01)      (.218)       (.27)        (.26)        (.23)       (.17)
 Distributions from Realized Capital Gains           --           --          --           --           --          --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                             (.01)      (.218)       (.27)        (.26)        (.23)       (.17)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $7.28       $8.84      $12.50        $7.91       $ 9.98      $12.28
========================================================================================================================
TOTAL RETURN**                                   -17.55%     -27.56%      61.57%      -18.12%      -16.82%      15.83%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)              $770         $913      $1,138         $577         $660        $637
 Ratio of Total Expenses to
  Average Net Assets                              0.60%+       0.59%       0.58%        0.61%        0.57%       0.60%
 Ratio of Net Investment Income to
  Average Net Assets                              2.69%+       1.51%       2.55%        2.99%        1.96%       1.69%
 Turnover Rate                                       23%         40%         22%          22%          19%          1%
========================================================================================================================
    *The Fund's fiscal year-end changed from December 31 to October 31, effective
     October 31, 2001.
   **Total return figures do not reflect the transaction fee on purchases (0.5%
     beginning April 1,2000; 1.0% from November 3, 1997, through March 31, 2000;
     1.5% from January 1, 1997,  through  November  2,  1997;  2.0%  in 1996), the  transaction fee on redemptions (0.5% beginning 4/1/2000; 1.0% through
     March 31, 2000), or the $10 annual account maintenance fee applied on balances under $10,000.
    +Annualized.
------------------------------------------------------------------------------------------------------------------------

                                          VANGUARD DEVELOPED MARKETS INDEX FUND
                                              JAN. 1 TO               MAY 8** TO
                                                OCT. 31,            DEC. 31,2000
                                                   2001*
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $9.07                  $10.00
----------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                --                     .15
 Capital Gain Distributions Received                  --                      --
 Net Realized and Unrealized Gain (Loss)
  on Investments                                   (2.24)                   (.93)
----------------------------------------------------------------------------------
    Total from Investment Operations               (2.24)                   (.78)
----------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 --                    (.15)
 Distributions from Realized Capital Gains            --                      --
----------------------------------------------------------------------------------
   Total Distributions                                --                   (.15)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $6.83                  $ 9.07
==================================================================================
TOTAL RETURN+                                    -24.70%                  -7.78%
==================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $145                     $99
 Ratio of Total Expenses to Average Net Assets        0%                      0%
 Ratio of Net Investment Income to
   Average Net Assets                            0.04%++                 1.66%++
 Turnover Rate                                        9%                      8%
==================================================================================
    *The Fund's fiscal year-end changed from December 31 to October 31, effective
     October 31, 2001.
   **Inception.
    +Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
   ++Annualized.
----------------------------------------------------------------------------------

36



                                            VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND
                                                          YEAR ENDED DECEMBER 31,
                                              JAN. 1 TO-----------------------------------------------------------------
                                          OCT. 31, 2001*        2000        1999         1998         1997      1996**
                                                           -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $11.83      $14.31      $11.19       $ 9.87       $10.14      $10.26
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                --         .20         .21          .21          .18        .150
 Capital Gain Distributions Received                  --         .01         .04          .02          .02        .015
 Net Realized and Unrealized Gain (Loss) on        (2.84)      (2.44)       3.09         1.31         (.28)      (.110)
  Investments
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               (2.84)      (2.23)       3.34         1.54         (.08)       .055
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 --        (.20)       (.21)        (.21)        (.17)      (.160)
 Distributions from Realized Capital Gains            --        (.05)       (.01)        (.01)        (.02)      (.015)
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                               --        (.25)       (.22)        (.22)        (.19)      (.175)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 8.99      $11.83      $14.31       $11.19       $ 9.87      $10.14
========================================================================================================================
TOTAL RETURN+                                    -24.01%     -15.61%      29.92%       15.60%       -0.77%       0.55%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)             $2,732      $2,920      $2,570       $1,375         $903        $280
 Ratio of Total Expenses to
  Average NetAssets                                 0%            0%          0%           0%           0%          0%
 Ratio of Net Investment Income to
  Average Net Assets                             0.05%++       1.68%       2.04%        2.18%        2.19%     1.51%++
 Turnover Rate                                        2%          3%          1%           2%           0%           0%
========================================================================================================================
    *The Fund's fiscal year-end changed from December 31 to October 31, effective
     October 31, 2001.
   **April 29 (inception) through December 31.
    +Total return figures do not reflect the transaction fee on purchases (0.5%
     from November 3, 1997, through March 31, 2000; 0.75% from January 1, 1997, through  November  2,  1997;  1.0%  in  1996), or the $10 annual account maintenance fee applied on balances under $10,000.
   ++Annualized.
------------------------------------------------------------------------------------------------------------------------

                                                                              37
--------------------------------------------------------------------------------
INVESTING WITH VANGUARD
This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES
ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for IRAs and custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire. Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES TO OPEN AND MAINTAIN AN ACCOUNT: $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares (see Converting Shares). Institutional shareholders should contact Vanguard for information on special rules that may apply to them.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.

38

BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

PURCHASE FEES Each Fund reserves the right to deduct purchase fees from all share purchases, including shares purchased by exchange from other Vanguard funds. These fees, which do not apply to shares purchased through reinvested dividends and capital gains, currently are assessed as follows:
 European Stock Index Fund-None
 Pacific Stock Index Fund-None
 Emerging Markets Stock Index Fund-0.5%
 Developed Markets Index Fund-None
 Total International Stock Index Fund-None

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
- Accounts maintained by financial intermediaries, except in limited circumstances.
^THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.

CONVERTING SHARES

ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.


IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or, you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $50,000 and you are registered with Vanguard.com.
     Registered users of Vanguard.com may request a tenure conversion online. Or, you may contact Vanguard by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may reclassify the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance due to market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

40


REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

REDEMPTION FEES
The Emerging Markets Stock Index Fund charges a 0.5% redemption fee on all shares redeemed by selling, by exchanging to another fund, or by application of the low-balance closure policy. The fee is withheld from redemption proceeds and retained by the Fund. From time to time, the Fund may waive or modify redemption fees for certain categories of investors.


YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

^EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.

^WIRE REDEMPTIONS: When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.

                                                                              41
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day. Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

42

OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
-    Ten-digit account number.
-    Complete owner name and address.
-    Primary Social Security or employer identification number.
-    Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
^SOME  VANGUARD  FUNDS  DO  NOT  PERMIT  TELEPHONE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

VANGUARD.COM[TM]

^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
^SOME   VANGUARD   FUNDS  DO  NOT  PERMIT   ONLINE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.

WRITTEN INSTRUCTIONS

^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
-    The fund name and account number.
-    The amount of the transaction (in dollars or shares).
-    Signatures of all owners exactly as registered on the account.
-    Signature guarantees, if required for the type of transaction.*
-    Any supporting legal documentation that may be required.

*For instance, signature guarantees must be provided by all registered account shareholders when redemption pro ceeds are to be sent to a different person or address. Call Vanguard for specific signature guarantee requirements.



RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person trans-

acting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.
LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:
- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A NON-MONEY-MARKET FUND during any 12-month period.
- Your round trips through a non-money-market fund must be at least 30 days apart.
-    All funds may refuse share purchases at any time, for any reason.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

44

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment.


If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR/(TM)/ Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.


FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.


AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.


CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.


ANNUAL AND SEMIANNUAL REPORTS
Fund financial reports about Vanguard International Stock Index Funds will be mailed twice a year, in June and December. These comprehensive reports include overviews of the financial markets and specific information concerning the
Funds:
-    Performance assessments with comparisons to industry benchmarks.
-    Financial statements with detailed listings of the Funds' holdings.
     To keep the Funds' costs as low as possible (so that you and other shareholders can keep more of the Funds' investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead ofmailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.


CONTACTING VANGUARD

ONLINE

VANGUARD.COM
- Your best source of Vanguard news n For fund, account, and service information
- For most account transactions n For literature requests n 24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 (ON-BOARD)
-    For automated fund and account information
-    For redemptions by check, exchange, or wire
-    Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
-    For fund and service information
-    For literature requests
-    Business hours only

CLIENT SERVICES 1-800-662-2739 (CREW)
(Text telephone at 1-800-749-7273)
-    For account information
-    For most account transactions
-    Business hours only

46

ADMIRAL SERVICE CENTER 1-888-237-9949
-    For Admiral account information
-    For most Admiral transactions
-    Business hours only

INSTITUTIONAL DIVISION 1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about Vanguard International Stock Index Funds:
     Vanguard European Stock Index Fund--79 (Investor Shares) or 579 (Admiral Shares)
     Vanguard Pacific Stock Index Fund--72 (Investor Shares) or 572 (Admiral Shares)
     Vanguard Emerging Markets Stock Index Fund--533 (Investor Shares)
     Vanguard Developed Markets Index Fund--227 (Investor Shares)
     Vanguard Total International Stock Index Fund--113 (Investor Shares)



The Funds are not sponsored, sold, promoted, or endorsed by Morgan Stanley Capital International. All market indexes referenced in this prospectus are the exclusive property of their respective owners.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.


INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                          [SHIP]
                                                       [THE VANGUARD GROUP LOGO]
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard INTERNATIONAL STOCK INDEX Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds. There is a separate SAI for Vanguard DEVELOPED MARKETS and TOTAL INTERNATIONAL STOCK INDEX Funds, which are legally a part of Vanguard STAR Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.


To receive a free copy of the latest annual or semiannual report or the SAIs, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:


THE VANGUARD GROUP INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE,PA 19482-2600

TELEPHONE: 1-800-662-7447 (SHIP)

TEXT TELEPHONE: 1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-5972 (811-3919 for DEVELOPED MARKETS and TOTAL INTERNATIONAL STOCK INDEX Funds)

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.


P072 022002

VANGUARD(R) INTERNATIONAL
STOCK INDEX FUNDS

INVESTOR SHARES FOR PARTICIPANTS
- FEBRUARY 25, 2002



This prospectus
contains financial data
for the Funds through
the fiscal period ended
October 31, 2001.


STOCK
PROSPECTUS

                                              VANGUARD EUROPEAN STOCK INDEX FUND

                                               VANGUARD PACIFIC STOCK INDEX FUND

                                      VANGUARD EMERGING MARKETS STOCK INDEX FUND

                                           VANGUARD DEVELOPED MARKETS INDEX FUND

                                   VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accurace or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[THE VANGUARD GROUP(R) LOGO]

VANGUARD(R) INTERNATIONAL STOCK INDEX FUNDS


INVESTOR SHARES PARTICIPANT PROSPECTUS
February 25, 2002

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------


  1 AN INTRODUCTION TO INDEX FUNDS

  2 FUND PROFILES

    2 Vanguard European Stock Index Fund

    5 Vanguard Pacific Stock Index Fund

    8 Vanguard Emerging Markets Stock Index Fund

    11 Vanguard Developed Markets Index Fund

    14 Vanguard Total International Stock Index Fund

 17 MORE ON THE FUNDS

 24 THE FUNDS AND VANGUARD

 24 INVESTMENT ADVISER

 25 DIVIDENDS, CAPITAL GAINS, AND TAXES

 26 SHARE PRICE

 26 FINANCIAL HIGHLIGHTS

 31 INVESTING WITH VANGUARD

 32 ACCESSING FUND INFORMATION BY COMPUTER

    GLOSSARY (inside back cover)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk/(R)/" explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW
This  prospectus   offers  the  Funds'  Investor  Shares  and  is  intended  for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

1

AN INTRODUCTION TO INDEX FUNDS

WHAT IS INDEXING?
Indexing is an investment strategy for tracking, as closely as possible, the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
     An index fund holds all, or a representative sample, of the securities that make up its target index. Unlike actively managed funds, index (or "passively managed") funds do not buy and sell securities based on research and analysis. Rather, index funds simply attempt to mirror what the target index does, for better or worse.
     An index fund does not always perform exactly like its target index. Like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


INDEX FUNDS IN THIS  PROSPECTUS
Vanguard offers a variety of stock index (both U.S. and international), bond, and balanced index funds. This prospectus provides information about Vanguard International Stock Index Funds. Four of these Funds seek to track a particular segment of the international stock market; the fifth Fund seeks to track the entire international stock market.



FUND                                      SEEKS TO TRACK
-------------------------------------------------------------------------------
Vanguard European Stock Index Fund        European stock markets
Vanguard Pacific Stock Index Fund         Australian and Far East stock markets
Vanguard Emerging Markets Stock             15 emerging stock markets in Europe,
  Index Fund                                 Asia, Africa, and Latin America
Vanguard Developed Markets Index Fund     European, Australian, and Far East
                                           stock markets
Vanguard Total International Stock Index  European, Australian, Far East stock
 Fund                                      markets, as well as 15 emerging
                                           stock markets in Europe, Asia,
                                           Africa, and Latin America
-------------------------------------------------------------------------------


     On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

FUND PROFILE-- VANGUARD(R) EUROPEAN STOCK INDEX FUND

INVESTMENT OBJECTIVE
The Fund seeks to match the performance of the Morgan Stanley Capital International (MSCI) Europe Index.


PRIMARY INVESTMENT STRATEGIES
The  Fund  employs  a  "passively  managed"--or  index--investment  approach  by investing all, or substantially all, of its net assets in the common stocks included in the MSCI Europe Index. The MSCI Europe Index is made up of approximately 550 common stocks of companies located in 16 European countries--mostly those in the United Kingdom, France, Switzerland and Germany (which made up 38%, 13%, 10%, and 10%, respectively, of the Index's market capitalization, as of November 30, 2001). Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.



PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Switzerland and Germany) involves a higher degree of country risk than that of more geographically diversified international funds.

- Regional risk, which is the chance that an entire region--namely, Europe--will be hurt by political upheaval, financial troubles, or a natural disaster.
- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns compare with those of Its target index over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

3


              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES


              ----------------------------------------------------
              SCALE -40% TO 80%
                        1992                    -3.32%
                        1993                    29.13%
                        1994                     1.88%
                        1995                    22.28%
                        1996                    21.26%
                        1997                    24.23%
                        1998                    28.86%
                        1999                    16.62%
                        2000                    -8.18%
                        2001                   -20.30%
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 20.37% (quarter ended March 31, 1998), and the lowest return for a quarter was -15.62% (quarter ended March 31, 2001).




       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                             1 YEAR  5 YEARS    10 YEARS
--------------------------------------------------------------------------------

      Vanguard European Stock Index Fund    -20.30%     6.44%       9.93%
      MSCI Europe Index                     -20.28      6.13        9.94
--------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.23%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.07%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.30%

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $31         $97       $169         $381
-------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         Europe

INVESTMENT ADVISER                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   79
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           922042205
June 18, 1990
                                         TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF     VEURX
OCTOBER 31, 2001
$4.7 billion
--------------------------------------------------------------------------------

5

FUND PROFILE-- VANGUARD(R) PACIFIC STOCK INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to match the performance of the MSCI Pacific Index.

PRIMARY INVESTMENT STRATEGIES
The  Fund  employs  a  "passively  managed"--or  index--investment  approach  by investing all, or substantially all, of its net assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 470 common stocks of companies located in Japan, Australia, Hong Kong, New Zealand, and Singapore. (As of November 30, 2001, Japan made up 77% of the Index's market capitalization.) For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.



PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. The Index's, and therefore the Fund's, heavy exposure to Japan involves a higher degree of country risk than that of more geographically diversified international funds.

- Regional risk, which is the chance that an entire region--namely, the Pacific region--will be hurt by political upheaval, financial troubles, or a natural disaster.
- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns compare with those of its current and previous target indexes over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
              SCALE -40% TO 80%
                           1992            -18.17%
                           1993             35.46%
                           1994             13.04%
                           1995              2.75%
                           1996             -7.82%
                           1997            -25.67%
                           1998              2.41%
                           1999             57.05%
                           2000            -25.74%
                           2001            -26.34%
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 26.50% (quarter ended December 31, 1998), and the lowest return for a quarter was -20.69% (quarter ended December 31, 1997).





             AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      --------------------------------------------------------------------------
                                            1 YEAR   5 YEARS    10 YEARS
      --------------------------------------------------------------------------
      Vanguard Pacific Stock Index Fund      -26.34%  -8.14%      -2.50%
      MSCI Pacific Index                     -25.40   -7.80       -2.43
      MSCI Pacific Free Index*               -26.49   -8.23       -2.60
      --------------------------------------------------------------------------
     *Until recently, the Fund tracked the MSCI Pacific Free Index. Because of adjustments by the index sponsor, the MSCI Pacific Free Index is now identical to the MSCI Pacific Index. As a result, the Fund's board of trustees changed the Fund's target index to the MSCI Pacific Index as of January 18, 2002.
      --------------------------------------------------------------------------





FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.
      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.30%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.07%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.37%

7

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $38        $119       $208         $468
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         Pacific

INVESTMENT ADVISER                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   72
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           922042106
June 18, 1990
                                         TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF     VPACX
OCTOBER 31, 2001
$1.6 billion
--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) EMERGING MARKETS STOCK INDEX FUND

INVESTMENT OBJECTIVE
The Fund seeks to match the performance of the Select Emerging Markets Free Index.*
     *The designation "Free" in the name of the Index refers to the securities that the Index tracks. Some countries restrict foreign investment in certain industries, so the Index includes only stocks that can be bought freely by a fund.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passively managed"--or index--investment approach by investing substantially all (normally 95%)of its net assets in the common stocks included in the Select Emerging Markets Free Index. The Select Emerging Markets Free Index includes approximately 480 common stocks of companies located in emerging markets around the world. As of November 30, 2001, the largest markets covered in the Index were South Korea, South Africa, Taiwan, Brazil, and Mexico (which made up 20%,17%, 16%, 11%, and 11%, respectively, of the Index's market capitalization). Other countries represented in the Index include Argentina, China, the Czech Republic, Hungary, Indonesia, Israel, the Philippines, Poland, Thailand, and Turkey. MSCI administers the Select Index exclusively for Vanguard. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. Country risk is especially high for funds that focus on emerging markets. The Index's, and therefore the Fund's, heavy exposure to South Korea, South Africa, Taiwan, Brazil, and Mexico involves a higher degree of country risk than that of more geographically diversified international funds.

- Emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.
- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance (including operating expenses but excluding shareholder fees) has varied from one calendar year to another since inception. The table shows how the Fund's average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of a relevant market index and the Fund's target index over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

9


              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
              SCALE -40% TO 80%
                           1995              0.56%
                           1996             15.83%
                           1997            -16.82%
                           1998            -18.12%
                           1999             61.57%
                           2000            -27.56%
                           2001             -2.88%
              ----------------------------------------------------
               If applicable  shareholder fees were reflected,
               returns would be less than those shown.
              ----------------------------------------------------
     During the period shown in the bar chart, the highest return for a calendar quarter was 28.32% (quarter ended December 31, 1999), and the lowest return for a quarter was -22.03% (quarter ended September 30, 2001).






           AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      --------------------------------------------------------------------------
                                                                          SINCE
                                              1 YEAR    5 YEARS      INCEPTION*
      --------------------------------------------------------------------------
      Vanguard Emerging Markets Stock
       Index Fund                               -3.85%   -5.18%      -0.26%
      MSCI Emerging Markets Free Index          -2.37    -5.74       -2.38
      Select Emerging Markets Free Index**      -2.77    -5.11       -1.08

      --------------------------------------------------------------------------
      *May 4, 1994.
     **Consists of stocks that can be bought free of restrictions in 15 emerging markets in Europe, Asia, Africa, and Latin America. This index is administered by MSCI exclusively for Vanguard.
      --------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.
      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                       0.5%*
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                    0.5%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.37%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.23%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.60%

          *The purchase fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.
          **The redemption fee applies to all redemptions (sales or exchanges); it is deducted from redemption proceeds and retained by the Fund.

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

  1 YEAR     3 YEARS     5 YEARS      10 YEARS
------------------------------------------------
   $163        $298        $445        $873
------------------------------------------------

     You would pay the following expenses if you do not redeem your shares (the difference being that the Fund's 0.5% redemption fee would not apply to any of the periods below, as it would to those above):


  1 YEAR     3 YEARS     5 YEARS      10 YEARS
------------------------------------------------
   $111        $241        $383        $796
------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.




--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         EmerMkt

INVESTMENT ADVISER                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   533
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           922042304
May 4, 1994
                                         TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF     VEIEX
OCTOBER 31, 2001
$835 million
--------------------------------------------------------------------------------

11

FUND PROFILE-- VANGUARD(R) DEVELOPED MARKETS INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of the MSCI Europe, Australasia, Far East (EAFE) Index.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passively managed"--or index--investment approach. The Fund seeks to track the performance of the MSCI EAFE Index by investing in two Vanguard funds--the European Stock Index Fund and the Pacific Stock Index Fund. These funds have the respective objectives of tracking the MSCI Europe Index and the MSCI Pacific Index, which together make up the MSCI EAFE Index. The Fund allocates all, or substantially all, of its net assets between the European
Stock Index Fund and the Pacific Stock Index Fund based on the market capitalization of European and Pacific stocks in the MSCI EAFE Index. The MSCI EAFE Index includes approximately 1,020 common stocks of companies located in Europe, Australia, Asia, and the Far East. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.



PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund performed in its first full calendar year. The table shows how the Fund's average annual total returns compare with those of its target index over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURN
              ----------------------------------------------------
              SCALE -40% TO 80%
                           2001            -22.04%
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 6.16% (quarter ended December 31, 2001), and the lowest return for a quarter was -13.95% (quarter ended September 30, 2001).

      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      --------------------------------------------------------------------
                                                                  SINCE
                                              1 YEAR         INCEPTION*
      --------------------------------------------------------------------
      Vanguard Developed Markets Index Fund   -22.04%       -18.16%
      MSCI EAFE Index                         -22.01%       -18.37%
      --------------------------------------------------------------------
      *May 5, 2000.
      --------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Ooperating Expenses:                              None*

          *Although the Developed Markets Index Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.32% as of October 31, 2001.

13

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $33          $103        $180         $406
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                      NEWSPAPER ABBREVIATION
Distributed annually in December                 DevMkt

INVESTMENT ADVISER                               VANGUARD FUND NUMBER
The Fund does not employ an investment adviser,  227
but benefits from the investment advisory
services provided to the underlying Vanguard     CUSIP NUMBER
funds in which it invests.                       921909701

INCEPTION DATE                                   TICKER SYMBOL
May 8, 2000                                      VDMIX

NET ASSETS AS OF OCTOBER 31, 2001
$145 million
--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) TOTAL INTERNATIONAL STOCK INDEX FUND


INVESTMENT  OBJECTIVE
The Fund seeks to track the performance of the Total International Composite Index, which is a combination of the indexes tracked by the European, Pacific, and Emerging Markets Stock Index Funds.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passively managed"--or index--investment approach. The Fund seeks to track the performance of the Total International Composite Index by investing in three Vanguard funds--the European Stock Index Fund, the Pacific Stock Index Fund, and the Emerging Markets Stock Index Fund. These funds have the respective objectives of tracking the MSCI Europe Index, the MSCI Pacific Index, and the Select Emerging Markets Free Index, which together make up the Total International Composite Index. The Fund allocates all, or substantially all, of its net assets among the European Stock Index Fund, the Pacific Stock Index Fund, and the Emerging Markets Stock Index Fund weighted by the market capitalization of European, Pacific, and emerging markets stocks in the Total International Composite Index. MSCI administers this Index exclusively for Vanguard. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.



PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster will--weaken a country's securities markets.

- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another since inception. The table shows how the Fund's average annual total returns compare with those of a relevant market index and the Fund's target index over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

15


              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
              SCALE -40% TO 80%
                           1997             -0.77%
                           1998            -15.60%
                           1999             29.92%
                           2000            -15.61%
                           2001            -20.15%
              ----------------------------------------------------
     During the period shown in the bar chart, the highest return for a calendar quarter was 20.49% (quarter ended December 31, 1998), and the lowest return for a quarter was -14.90% (quarter ended September 30, 2001).



     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      -------------------------------------------------------------------------
                                                                          SINCE
                                              1 YEAR    5 YEARS       INCEPTION*
      -------------------------------------------------------------------------
      Vanguard Total International
       Stock Index Fund**                      -20.15%    0.08%       0.17%
      MSCI EAFE + Emerging Markets Free Index  -19.47     0.71        0.54
      Total International Composite Index+     -20.31    -0.19       -0.07
      -------------------------------------------------------------------------
           *April 29, 1996.
          **Return figures do not reflect the fee imposed on purchases prior to April 1, 2000. If the fee was reflected, returns would be less than those shown.
          +Consists of stocks in the European, Australian, and Far East stock markets and stocks that can be bought fee of restrictions in 14 emerging markets in Europe, Asia, Africa, and Latin America. This Index is administered by MSCI exclusively for Vanguard.
     -------------------------------------------------------------------------





FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Ooperating Expenses:                              None*

          *Although the Total International Stock Index Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.35% as of October 31, 2001.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $36        $113       $197         $443
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                      NEWSPAPER ABBREVIATION
Distributed annually in December                 TotIntl

INVESTMENT ADVISER                               VANGUARD FUND NUMBER
The Fund does not employ an investment adviser,  113
but benefits from the investment advisory
services provided to the underlying Vanguard     CUSIP NUMBER
funds in which it invests.                       921909602

INCEPTION DATE                                   TICKER SYMBOL
April 29, 1996                                   VGTSX

NET ASSETS AS OF OCTOBER 31, 2001
$2.7 billion
--------------------------------------------------------------------------------

17


MORE ON THE FUNDS
This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.




ADVANTAGES OF INDEX FUNDS
Index funds typically have the following characteristics:
- Variety of investments. Vanguard index funds generally invest in a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.


- Low cost. Index funds are inexpensive to run compared with actively managed funds. They have no research costs and keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


INDEXING METHODS
In seeking to track a particular index, a fund generally uses one of two methods to select the securities in which it invests.

     REPLICATION METHOD. Many stock funds--but not bond funds--use the replication method of indexing. This means that a fund holds each security found in its target index in about the same proportion as represented in the index itself. For example, if 5% of the Standard & Poor's 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company. For bond funds, replication is an inefficient and costly method of indexing, since there is no liquid market for many of the corporate and agency bonds typically found in a broad bond index. The European, Pacific, and Emerging Markets Stock Index Funds employ this method of indexing.

     SAMPLING METHOD. Because it would be very expensive and inefficient to buy and sell all securities held in certain indexes (the Wilshire 5000 Index, for example, included more than 6,100 separate stocks as of October 31, 2001), many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors and other characteristics. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

     "FUND OF FUNDS" METHOD. Yet another indexing approach is to invest in other index funds that seek to track subsets of a target index. The Total International Stock Index Fund and the Developed Markets Index Fund both use this "fund of funds" approach, which can be very cost-effective and efficient. For example, the Developed Markets Index Fund seeks to track the performance of the MSCI EAFE Index by investing in two Vanguard funds--the European Stock Index Fund and the Pacific Stock Index Fund. These funds have the respective objectives of tracking the MSCI Europe Index and the MSCI Pacific Index, which together constitute the MSCI EAFE Index. The Developed Markets Index Fund allocates its assets between the European Stock Index Fund and the Pacific Stock Index Fund based on the market capitalization of European and Pacific stocks in the MSCI EAFE Index.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                "FUND OF FUNDS"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------


MARKET EXPOSURE
To track their target indexes as closely as possible, the European and Pacific Stock Index Funds attempt to remain fully invested in foreign stocks included in their particular indexes. The Emerging Markets Stock Index Fund normally invests about 95% of its assets in the foreign stocks of its target index, holding the remaining 5% in cash investments to meet shareholder redemptions. The Developed Markets and Total International Stock Index Funds normally hold 100% of their assets in shares of their underlying funds.


     Because they invest mainly in foreign stocks, the Funds are subject to certain risks.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

Because foreign stock and bond markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from foreign investments.
--------------------------------------------------------------------------------




[FLAG]EACH FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.
          IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

     To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of international market activity. (Total

19
returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.


           ----------------------------------------------------------
                 INTERNATIONAL STOCK MARKET RETURNS (1969-2001)
           ----------------------------------------------------------
                        1 YEAR    5 YEARS    10 YEARS    20 YEARS
           ----------------------------------------------------------
           Best          69.4%     36.1%      22.0%       15.5%
           Worst        -23.4       0.4        4.4        11.0
           Average       12.3      12.2       13.1        13.5
           ----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2001. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or these Funds in particular.
     Note that the preceding table does not take into account returns measured by the Select Emerging Markets Free Index, a barometer of less developed stock markets. Emerging markets can be substantially more volatile than more developed foreign markets. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the above returns do not reflect the variability of returns from year to year for these markets individually, or the variability across these and other geographic regions or market sectors. To illustrate this variability, the following table shows returns for different international markets--as well as the U.S. market for comparison--from 1992 through 2001, as measured by their respective indexes. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



                   STOCK MARKET RETURNS FOR DIFFERENT MARKETS*
--------------------------------------------------------------------------------
              EUROPEAN      PACIFIC       EMERGING         U.S.
              MARKET        MARKET        MARKETS**        MARKET
--------------------------------------------------------------------------------
1992           -3.66%       -18.40%        11.40%            7.62%
1993           29.88         35.69         74.84            10.08
1994            2.72         12.83         -7.32             1.32
1995           21.95          2.78          0.01            37.58
1996           21.09         -8.58         15.19            22.96
1997           23.80        -25.49        -16.37            33.36
1998           28.53          2.44        -18.39            28.58
1999           15.89         57.63         60.86            21.04
2000           -8.39        -25.78        -27.93            -9.10
2001          -20.28        -25.40         -2.77           -11.89

*European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Free Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.

**Theinception  date of the Select Emerging  Markets Free Index was May 4, 1994;
returns  shown for 1992 to 1994 are measured by the MSCI  Emerging  Markets Free
Index.
--------------------------------------------------------------------------------


     Keep in mind, however, that these average returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from these Funds in particular.

[FLAG]EACH FUND IS SUBJECT TO COUNTRY  RISK AND CURRENCY  RISK.  COUNTRY RISK IS
     THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR A NATURAL DISASTER--WILL WEAKEN A COUNTRY'S SECURITIES MARKET. CURRENCY RISK IS THE CHANCE THAT INVESTMENTS IN A PARTICULAR COUNTRY WILL DECREASE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                 REGIONAL VERSUS BROAD INTERNATIONAL INVESTING

Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------


     EUROPEAN STOCK INDEX FUND. Stocks from the United Kingdom, France, Switzerland, and Germany constituted 38%, 13%, 10%, and 10%, respectively, of the MSCI Europe Index, as of November 30, 2001. Stocks from the remaining 12 countries have much less significant market-capitalization weightings in the Index and thus much less impact on the Fund's total return. The Fund's heavy exposure to just four countries involves a higher degree of country risk than that of more geographically diversified international funds.
     PACIFIC STOCK INDEX FUND. Japanese stocks constituted approximately 77% and Australian stocks constituted about 14% of the MSCI Pacific Index as of November 30, 2001. Therefore, Japanese and Australian stocks represent correspondingly large components of the Pacific Stock Index Fund's assets. The Fund's large investment in the Japanese stock market involves a higher degree of country risk than that of more geographically diversified international funds.
     EMERGING MARKETS STOCK INDEX FUND. As discussed previously, emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. Therefore, the Emerging Markets Stock Index Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets.
     DEVELOPED MARKETS INDEX FUND. As a fund of funds, the Developed Markets Index Fund invests all, or substantially all, of its net assets in shares of the European and Pacific Stock Index Funds; indirectly, its country risk will proportionately mirror that of the European and Pacific Stock Index Funds.
     TOTAL INTERNATIONAL STOCK INDEX FUND. As a fund of funds, the Total International Stock Index Fund invests all, or substantially all, of its net assets in shares of the European, Pacific, and Emerging Markets Stock Index Funds; indirectly, its country and emerging markets risks will proportionately mirror those of the underlying funds. As of October 31, 2001, the Fund's assets were invested as follows: 64% in the European Stock Index Fund; 26% in the Pacific Stock Index Fund; and 10% in the Emerging Markets Stock Index Fund.


SECURITY SELECTION
In seeking to track their target indexes, the European Stock Index, Pacific Stock Index, and Emerging Markets Stock Index Funds invest in portfolios of foreign stocks selected in a manner that mirrors the weightings of their target indexes. The Total International Stock

21


Index Fund simply invests in shares of the European, Pacific, and Emerging Markets Stock Index Funds. Likewise, the Developed Markets Index Fund simply invests in shares of the European and Pacific Stock Index Funds. Under normal conditions, the Developed Markets Index Fund will invest at least 80%, and usually all or substantially all, of its net assets in these funds or other Vanguard funds that use an indexing strategy to invest in stocks of developed markets. Please see each Fund's "Primary Investment Strategies" for descriptions of the markets in which it invests.


     EUROPEAN STOCK INDEX FUND. The Fund invests in the common stocks included in the MSCI Europe Index, which is made up of approximately 550 common stocks of companies located in 16 European countries. Four countries--the United Kingdom, France, Switzerland, and Germany--dominate the Index. These four countries made up 38%, 13%, 10%, and 10%, respectively, of the Index's market capitalization as of November 30, 2001. The other 12 countries--Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden--are much less significant to the Index and, consequently, to the Fund. Under normal conditions, the Fund will invest at least 80%, and usually all or substantially all, of its net assets in European stocks.
     PACIFIC STOCK INDEX FUND. The Fund invests in the common stocks included in the MSCI Pacific Index, which is made up of approximately 470 common stocks of Pacific Basin companies. The Index is dominated by the Japanese stock market, which represented 77% of the Index's market capitalization as of November 30,
2001. The other four countries represented in the Index are Australia, Hong Kong, New Zealand, and Singapore. Under normal conditions, the Fund will invest at least 80%, and usually all or substantially all, of its net assets in Pacific stocks.
     EMERGING MARKETS STOCK INDEX FUND. The Fund invests in the common stocks included in the Select Emerging Markets Free Index, which is made up of approximately 480 common stocks of companies located in 15 emerging markets of Europe, Asia, Africa, and Latin America. Five countries--South Korea, South Africa, Taiwan, Brazil, and Mexico--collectively represent a majority of the Index, with 20%,17%, 16%, 11%, and 11%, respectively, of the Index's market capitalization as of November 30, 2001. The other ten countries are Argentina, China, the Czech Republic, Hungary, Indonesia, Israel, the Philippines, Poland, Thailand, and Turkey. The Index is called "select" because it is modeled on a larger index--the MSCI Emerging Markets Free Index--but with certain adjustments designed to reduce risk. As of November 30, 2001, the Select Index excluded certain countries found in the MSCI Emerging Markets Free Index--Chile, Colombia, India, Jordan, Malaysia, Pakistan, Peru, Russia, Sri Lanka, and Venezuela--because of concerns about liquidity, repatriation of capital, or entry barriers in those markets. MSCI administers the Select Index exclusively for Vanguard and periodically adjusts the list of included countries to keep pace with evolution in world markets. (Such adjustments are made on a forward-looking basis, so past performance of the Select Index always reflects actual country representation during the relevant period.) Under normal conditions, the Fund will invest at least 80%, and usually substantially all (about 95%), of its net assets in stocks of emerging markets.
     Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.

PURCHASE AND REDEMPTION FEES
Some Vanguard index funds charge a purchase fee on purchases of their shares, including shares purchased by exchange from other Vanguard funds. Some Vanguard index funds also charge a redemption fee on the redemption of their shares. Funds incur trading costs when they invest new cash or sell securities to meet
redemption   requests;   these  costs  run  higher
for funds that invest in small-company or international stocks. Purchase and redemption fees ensure that trading costs are borne by the shareholder responsible for the transaction. Without these fees, high trading costs would prevent some funds from tracking their target indexes so closely.

     At Vanguard, all purchase and redemption fees are paid directly to the fund itself (unlike sales charges or loads that non-Vanguard funds may impose to compensate their sales representatives). Purchases that result from reinvested dividends or capital gains are not subject to purchase fees.


OTHER INVESTMENT POLICIES AND RISKS
Besides investing in stocks of foreign companies, each Fund may make certain other kinds of investments to achieve its objective. Each Fund may change its objective without shareholder approval.Each Fund reserves the right to substitute a different index for the index it currently tracks. This could happen if the current index were discontinued, or for any other reason determined in good faith by the board of trustees. In any such instance, the substitute index would measure the same general markets as the current index.




[FLAG]EACH FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.


     The Funds may also invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset).
     The Funds will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. In addition, each Fund's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

23


     Each Fund may enter into forward foreign currency exchange contracts in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Funds' securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.



COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering  shares at any time.
- Certain Vanguard funds charge purchase and/or redemption fees on transactions. See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

TURNOVER RATE
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been extremely low. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of October 31, 2001, the average turnover rate for passively managed foreign index funds was approximately 23%; for all foreign stock funds, the average turnover rate was approximately 91%, according to Morningstar, Inc.
--------------------------------------------------------------------------------


THE FUNDS AND VANGUARD

The Funds are offered by The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.
     The Developed Markets and Total International Stock Index Funds indirectly bear a proportionate share of the expenses of the underlying funds in which they invest. However, their direct expenses are expected to be very low or zero. For example, the Total International Stock Index Fund has incurred no direct expenses since its inception in 1996. The Developed Markets and Total International Stock Index Funds may operate without incurring direct expenses because Vanguard will reimburse them for (i) their contributions to the cost of operating the underlying funds in which they invest, and (ii) savings in administrative and marketing costs that Vanguard expects to derive from their operations.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Funds' adviser through its Quantitative Equity Group. (The Developed Markets and Total International Stock Index Funds receive advisory services indirectly, by investing in other funds.) As of October 31, 2001, Vanguard served as adviser for about $388 billion in

25

assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

     For the fiscal year ended October 31, 2001, the advisory expenses of the European, Pacific, and Emerging Markets Stock Index Funds represented an effective annual rate of less than 0.01% of each Fund's average net assets.

     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Funds' portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.

     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISER

The manager primarily responsible for overseeing the European, Pacific, and Emerging Markets Stock Index Funds' investments is:

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

     Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December.

     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share for the European, Pacific, and Emerging Markets Stock Index Funds is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. Net asset value per share for the Developed Markets and Total International Stock Index Funds is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand the Investor Shares'financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Funds' financial statements--is included in the Funds' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

27


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the European Stock Index Fund's Investor Shares as an example. The Investor Shares began the fiscal period ended Ooctober 31, 2001 with a net asset value (price) of $25.99 per share. During the period, each Investor Share earned $0.37 from investment income (interest and dividends). There was a decline of $6.85 per share in the value of investments held or sold by the Fund, resulting in a net decline of $6.48 per share from investment operations.

Shareholders received $0.01 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $19.50, reflecting losses of $6.48 per share and distributions of $0.01 per share. This was a decrease of $6.49 per share (from $25.99 at the beginning of the period to $19.50 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -24.94% for the period.

As of October 31, 2001, the Investor Shares had $4.2 billion in net assets. For the period, the annualized expense ratio was 0.30% ($3.00 per $1,000 of net assets), and the annualized net investment income amounted to 2.08% of average net assets. The Fund sold and replaced securities valued at 3% of its net assets.
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                   VANGUARD EUROPEAN STOCK INDEX FUND
                                                          YEAR ENDED DECEMBER 31,

                                               JAN. 1 TO----------------------------------------------------------------
                                          OCT. 31, 2001*        2000        1999         1998         1997        1996
 -----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD             $25.99      $28.82      $25.28       $20.13       $16.57      $14.02
 -----------------------------------------------------------------------------------------------------------------------
 INVESTMENT OPERATIONS
  Net Investment Income                              .37        .335         .50          .41          .38         .34
  Net Realized and Unrealized Gain (Loss)
   on Investments                                  (6.85)     (2.692)       3.69         5.40         3.63        2.63
 -----------------------------------------------------------------------------------------------------------------------
   Total from  Investment Operations               (6.48)     (2.357)       4.19         5.81         4.01        2.97
 -----------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS
  Dividends from Net Investment Income              (.01)      (.423)       (.50)        (.52)        (.37)       (.36)
  Distributions from Realized Capital Gains          --        (.050)       (.15)        (.14)        (.08)       (.06)
 -----------------------------------------------------------------------------------------------------------------------
   Total Distributions                              (.01)      (.473)       (.65)        (.66)        (.45)       (.42)
 -----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                   $19.50      $25.99      $28.82       $25.28       $20.13      $16.57
 =======================================================================================================================
 TOTAL RETURN**                                  -24.94%      -8.18%      16.62%       28.86%       24.23%      21.26%
 =======================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $4,165      $5,611       6,106       $4,479       $2,432      $1,595
  Ratio of TotalExpenses to
  Average Net Assets                              0.30%+       0.29%       0.29%        0.29%        0.31%       0.35%
  Ratio of Net Investment Income to
   Average Net Assets                             2.08%+       1.64%       1.99%        1.97%        2.19%       2.45%
  Turnover Rate                                      3%           8%          7%           7%           3%          4%
 =======================================================================================================================
    *The Fund's fiscal year-end changed from December 31 to October 31, effective
     October 31, 2001.
   **Total return  figures do not reflect the  transaction  fee on purchases  (0.5%
     from November 3, 1997,  through March 31, 2000; 1.0% from 1996, through November
     2,  1997).
    +Annualized.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                    VANGUARD PACIFIC STOCK INDEX FUND
                                                          YEAR ENDED DECEMBER 31,
                                               JAN. 1 TO----------------------------------------------------------------
                                          OCT. 31, 2001*        2000        1999         1998         1997        1996
 -----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD              $8.95      $12.22       $7.84        $7.72       $10.51      $11.50
------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OPERATIONS
  Net Investment Income                              .07        .077         .08         .085          .09         .10
  Net Realized and Unrealized Gain (Loss)
   on Investments                                  (2.23)     (3.222)       4.39         .100        (2.79)      (1.00)
------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                (2.16)     (3.145)       4.47         .185        (2.70)       (.90)
------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS
  Dividends from Net Investment Income                --       (.125)       (.09)       (.065)        (.09)       (.09)
  Distributions from Realized Capital Gains           --          --          --           --           --          --
------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                --       (.125)       (.09)       (.065)        (.09)       (.09)
------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                    $6.79       $8.95      $12.22        $7.84        $7.72      $10.51
========================================================================================================================
 TOTAL RETURN**                                  -24.13%     -25.74%      57.05%        2.41%      -25.67%      -7.82%
========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $1,389      $1,823      $2,526       $1,033         $827        $978
  Ratio of Total Expenses to Average
   Net Assets                                     0.37%+       0.38%       0.37%        0.40%        0.35%       0.35%
  Ratio of Net Investment Income to Average
   Net Assets                                     1.06%+       0.68%       0.95%        1.17%        1.03%       0.89%
  Turnover Rate                                       2%          6%          6%           4%           8%          9%
========================================================================================================================
    *The Fund's fiscal year-end changed from December 31 to October 31, effective
     October 31, 2001.
   **Total return  figures do not reflect the  transaction  fee on purchases  (0.5%
     from January 1, 1997,  through  March 31,  2000;  1.0% in 1996).
    +Annualized.
------------------------------------------------------------------------------------------------------------------------

29

------------------------------------------------------------------------------------------------------------------------
                                                 VANGUARD EMERGING MARKETS STOCK INDEX FUND
                                                         YEAR ENDED DECEMBER 31,

                                               JAN. 1 TO----------------------------------------------------------------
                                           OCT. 31, 2001        2000        1999         1998         1997        1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $8.84      $12.50       $7.91        $9.98       $12.28      $10.75
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .19        .141         .24          .27          .24         .18
 Net Realized and Unrealized Gain (Loss)
  on Investments                                   (1.74)     (3.583)       4.62        (2.08)       (2.31)       1.52
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 (1.55)     (3.442)       4.86         1.81)       (2.07)       1.70
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.01)      (.218)       (.27)        (.26)        (.23)       (.17)
 Distributions from Realized Capital Gains           --           --          --           --           --          --
------------------------------------------------------------------------------------------------------------------------
  Total Distributions                               (.01)      (.218)       (.27)        (.26)        (.23)       (.17)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $7.28       $8.84      $12.50        $7.91       $ 9.98      $12.28
========================================================================================================================
TOTAL RETURN**                                   -17.55%     -27.56%      61.57%      -18.12%      -16.82%      15.83%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)              $770         $913      $1,138         $577         $660        $637
 Ratio of Total Expenses to
  Average Net Assets                              0.60%+       0.59%       0.58%        0.61%        0.57%       0.60%
 Ratio of Net Investment Income to
  Average Net Assets                              2.69%+       1.51%       2.55%        2.99%        1.96%       1.69%
 Turnover Rate                                       23%         40%         22%          22%          19%          1%
========================================================================================================================
    *The Fund's fiscal year-end changed from December 31 to October 31, effective
     October 31, 2001.
   **Total return figures do not reflect the fee on purchases (0.5% beginning
     April 1,2000; 1.0% from November 3, 1997, through March 31, 2000; 1.5% from
     January 1, 1997, through November 2, 1997; 2.0% in 1995 through 1996), or the transaction fee on redemptions (0.5% beginning april 4, 2000; 1.0%
     through March 31, 2000).
    +Annualized.
------------------------------------------------------------------------------------------------------------------------



                                          VANGUARD DEVELOPED MARKETS INDEX FUND
                                            JANUARY 1 TO              MAY 8** TO
                                             OCTOBER 31,        DECEMBER 31,2000
                                                   2001*
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $9.07                  $10.00
----------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                --                     .15
 Capital Gain Distributions Received                  --                      --
 Net Realized and Unrealized Gain (Loss)
  on Investments                                   (2.24)                   (.93)
----------------------------------------------------------------------------------
    Total from Investment Operations               (2.24)                   (.78)
----------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 --                    (.15)
 Distributions from Realized Capital Gains            --                      --
----------------------------------------------------------------------------------
   Total Distributions                                --                   (.15)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF                            $6.83                  $ 9.07
 PERIOD
==================================================================================
TOTAL RETURN+                                    -24.70%                  -7.78%
==================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $145                     $99
 Ratio of Total Expenses to Average Net Assets        0%                      0%
 Ratio of Net Investment Income to
   Average Net Assets                              0.04%+                 1.66%+
 Turnover Rate                                        9%                      8%
==================================================================================
    *The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
   **Inception.
    +Annualized.
----------------------------------------------------------------------------------

                                            VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND
                                                          YEAR ENDED DECEMBER 31,
                                              JAN. 1 TO-----------------------------------------------------------------
                                          OCT. 31, 2001*        2000        1999         1998         1997      1996**
                                                           -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $11.83      $14.31      $11.19       $ 9.87       $10.14      $10.26
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                --         .20         .21          .21          .18        .150
 Capital Gain Distributions Received                  --         .01         .04          .02          .02        .015
 Net Realized and Unrealized Gain (Loss) on        (2.84)      (2.44)       3.09         1.31         (.28)      (.110)
  Investments
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 (2.84)      (2.23)       3.34         1.54         (.08)       .055
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 --        (.20)       (.21)        (.21)        (.17)      (.160)
 Distributions from Realized Capital Gains            --        (.05)       (.01)        (.01)        (.02)      (.015)
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                 --        (.25)       (.22)        (.22)        (.19)      (.175)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 8.99      $11.83      $14.31       $11.19       $ 9.87      $10.14
========================================================================================================================
TOTAL RETURN+                                    -24.01%     -15.61%      29.92%       15.60%       -0.77%       0.55%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)             $2,732      $2,920      $2,570       $1,375         $903        $280
 Ratio of Total Expenses to
  Average NetAssets                                 0%             0%          0%           0%           0%          0%
 Ratio of Net Investment Income to
  Average Net Assets                             0.05%++       1.68%       2.04%        2.18%        2.19%     1.51%++
 Turnover Rate                                        2%          3%          1%           2%           0%           0%
========================================================================================================================
    *The Fund's fiscal year-end changed from December 31 to October 31, effective
     October 31, 2001.
   **April 29 (inception) through December 31.
    +Total return figures do not reflect the transaction fee on purchases (0.5%
     from November 3, 1997, through March 31, 2000; 0.75% from January 1, 1997, through  November  2,  1997;  1.0%  in  1996).
   ++Annualized.
------------------------------------------------------------------------------------------------------------------------

31



INVESTING WITH VANGUARD
One or more of the Funds are an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.


- If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of a Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of a Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.


- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.


- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.




The Funds are not sponsored, sold, promoted, or endorsed by Morgan Stanley Capital International. All market indexes referenced in this prospectus are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.


INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                          [SHIP]
                                                       [THE VANGUARD GROUP LOGO]
                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard International Stock Index Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds. There is a separate SAI for Vanguard Developed Markets and Total International Stock Index Funds, which are legally a part of Vanguard STAR Funds.


The current annual and semiannual reports and the SAIs are incorporated by reference into (and are thus legally a part of) this prospectus.


All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-5972 (811-3919 for Developed Markets and Total International Stock Index Funds)



(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.



I072 022002

VANGUARD(R) INTERNATIONAL
STOCK INDEX FUNDS

INSTITUTIONAL SHARES
- FEBRUARY 25, 2002



This prospectus contains financial data for the Funds through the fiscal period ended October 31, 2001.


STOCK
PROSPECTUS
                                              INSTITUTIONAL SHARES of

                                              VANGUARD EUROPEAN STOCK INDEX FUND

                                               VANGUARD PACIFIC STOCK INDEX FUND

                                      VANGUARD EMERGING MARKETS STOCK INDEX FUND



                             VANGUARD INSTITUTIONAL DEVELOPED MARKETS INDEX FUND


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accurace or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[THE VANGUARD GROUP(R) LOGO]

VANGUARD(R) INTERNATIONAL STOCK INDEX FUNDS INSTITUTIONAL SHARES
VANGUARD INSTITUTIONAL DEVELOPED MARKETS INDEX FUND

PROSPECTUS
February 25, 2002

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------



   1 AN INTRODUCTION TO INDEX FUNDS

   2 FUND PROFILES

     2 Vanguard European Stock Index Fund Institutional Shares

     5 Vanguard Pacific Stock Index Fund Institutional Shares

     8 Vanguard Emerging Markets Stock Index Fund Institutional Shares

    12 Vanguard Institutional Developed Markets Index Fund

  15 MORE ON THE FUNDS

  22 THE FUNDS AND VANGUARD

  23 INVESTMENT ADVISER

  24 DIVIDENDS, CAPITAL GAINS, AND TAXES

  25 SHARE PRICE

  26 FINANCIAL HIGHLIGHTS


  29 INVESTING WITH VANGUARD

    29 Buying Shares

    30 Redeeming Shares

    32 Other Rules You Should Know

    35 Fund and Account Updates

    36 Contacting Vanguard


  GLOSSARY (inside back cover)


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk/(R)/" explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 SHARE CLASS OVERVIEW

This prospectus offers the Funds' Institutional Shares, which are for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $10 million.

A separate prospectus offers Investor Shares for all of the Vanguard International Stock Index Funds, the investor version of Vanguard Institutional Developed Markets Fund, and Admiral(TM)/ /Shares for the European and Pacific Stock Index Funds. Investor Shares and Admiral Shares have investment minimums of $3,000 ($1,000 for IRAs) and $250,000, respectively.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

1

AN INTRODUCTION TO INDEX FUNDS
WHAT IS INDEXING?

Indexing is an investment strategy for tracking, as closely as possible, the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
     An index fund holds all, or a representative sample, of the securities that make up its target index. Unlike actively managed funds, index (or "passively managed") funds do not buy and sell securities based on research and analysis. Rather, index funds simply attempt to mirror what the target index does, for better or worse.
     An index fund does not always perform exactly like its target index. Like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

INDEX FUNDS IN THIS PROSPECTUS

Vanguard offers a variety of stock index funds (both U.S. and international), as well as bond and balanced index funds. This prospectus provides information about Vanguard International Stock Index Funds' Institutional Shares and Vanguard Institutional Developed Markets Index Fund. Each Fund seeks to track particular segments of the international stock market.



FUND                                     SEEKS TO TRACK
-------------------------------------------------------------------------------

Vanguard European Stock Index Fund        European stock markets
Vanguard Pacific Stock Index Fund         Australian and Far East stock markets
Vanguard Emerging Markets StocK           15 emerging stock markets in Europe,
 Index Fund                                Asia, Africa, and Latin America
Vanguard Institutional Developed          European, Australian, and Far East
 Markets Index Fund                        stock markets

-------------------------------------------------------------------------------



On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

FUND PROFILE--VANGUARD(R) EUROPEAN STOCK INDEX FUND INSTITUTIONAL SHARES


INVESTMENT OBJECTIVE
The Fund seeks to match the performance of the Morgan Stanley Capital International (MSCI) Europe Index.


PRIMARY INVESTMENT STRATEGIES
The  Fund  employs  a  "passively  managed"--or  index--investment  approach  by investing all, or substantially all, of its net assets in the common stocks included in the MSCI Europe Index. The MSCI Europe Index is made up of approximately 550 common stocks of companies located in 16 European countries--mostly those in the United Kingdom, France, Switzerland, and Germany (which made up 38%, 13%, 10%, and 10%, respectively, of the Index's market capitalization, as of November 30, 2001). Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.

PRIMARY RISKS


An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Switzerland, and Germany) involves a higher degree of country risk than that of more geographically diversified international funds.

- Regional risk, which is the chance that an entire region--namely, Europe--will be hurt by political upheaval, financial troubles, or a natural disaster.
- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund performed in its first full calendar year.

3


              ----------------------------------------------------
                         ANNUAL TOTAL RETURN
              ----------------------------------------------------
              SCALE -40% TO 80%

                        2001                   -20.22%
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 9.53% (quarter ended December 31, 2001), and the lowest return for a quarter was -15.61% (quarter ended March 31, 2001).


     The table shows how the Fund's average annual total returns compare with those of its target index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federl tax bracket. We did not take into consideration state or local income taxes.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR       SINCE INCEPTION*
                                             ----------------------------------
VANGUARD EUROPEAN STOCK INDEX FUND
INSTITUTIONAL SHARES
 Return Before Taxes                           -20.22%       -14.51%
 Return After Taxes on Distributions           -20.89        -15.25
 Return After Taxes on Distributions and       -12.26        -11.78
  Sale of Fund Shares
--------------------------------------------------------------------------------
MSCI EUROPE INDEX (reflects no deduction
 for fees, expenses, or taxes)                -20.28%        -14.48%
-------------------------------------------------------------------------------
*May 15, 2000.
-------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.13%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.07%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.20%




The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $20         $64       $113         $255
-------------------------------------------------


          THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                 MINIMUM INITIAL INVESTMENT
Distributed annually in December            $10 million

INVESTMENT ADVISER                          NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,      EuroInst
since inception
                                            VANGUARD FUND NUMBER
INCEPTION DATE                              235
June 18, 1990; Institutional Shares added
May 15, 2000                                CUSIP NUMBER
                                            922042502
NET ASSETS (ALL SHARE CLASSES) AS OF
OCTOBER 31, 2001                            TICKER SYMBOL
$4.7 billion                                VESIX
--------------------------------------------------------------------------------

5

FUND PROFILE--VANGUARD(R) PACIFIC STOCK INDEX FUND INSTITUTIONAL SHARES



INVESTMENT OBJECTIVE
The Fund seeks to match the performance of the MSCI Pacific Index.

PRIMARY INVESTMENT STRATEGIES
The  Fund  employs  a  "passively  managed"--or  index--investment  approach  by investing all, or substantially all, of its net assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 470 common stocks of companies located in Japan, Australia, Hong Kong, New Zealand, and Singapore. (As of November 30, 2001, Japan made up 77% of the Index's market capitalization.) For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.




PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. The Index's, and therefore the Fund's, heavy exposure to Japan involves a higher degree of country risk than that of more geographically diversified international funds.
- Regional risk, which is the chance that an entire region--namely, the Pacific region--will be hurt by political upheaval, financial troubles, or a natural disaster.
- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund performed in its first full calendar year.

              ----------------------------------------------------
                         ANNUAL TOTAL RETURN
              ----------------------------------------------------
              SCALE -40% TO 80%

                        2001                   -26.272%
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 0.98% (quarter ended June 30, 2001), and the lowest return for a quarter was -18.25% (quarter ended September 30, 2001).

     The table shows how the Fund's average annual total returns compare with those of its target index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federl tax bracket. We did not take into consideration state or local income taxes.


     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.



--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR       SINCE INCEPTION*
                               ------------------------------------------------
VANGUARD PACIFIC STOCK INDEX
FUND INSTITUTIONAL SHARES
 Return Before Taxes                           -26.27%      -26.68%
 Return After Taxes on Distributions           -26.37       -26.97
 Return After Taxes on  Distributions and Sa   -15.93       -20.98
  of  Fund Shares
--------------------------------------------------------------------------------
MSCI PACIFIC INDEX (reflects
 no deduction for fees,                        -25.40%      -26.14%
 expenses, or taxes)
-------------------------------------------------------------------------------
MSCI PACIFIC FREE INDEX**
 (reflects no deduction for fees,              -26.49%      -26.79%
   expenses, or taxes)
-------------------------------------------------------------------------------






FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                         None
      PurchaseFee:                                                      None
      Sales Charge (Load) Imposed on Reinvested Dividends:              None
      Redemption Fee:                                                   None
      Exchange Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                             0.22%
      12b-1 Distribution Fee:                                           None
      Other Expenses:                                                  0.07%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                           0.29%

7


     The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $30         $93       $163         $368
-------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                MINIMUM INITIAL INVESTMENT
Distributed annually in December           $10 million

INVESTMENT ADVISER                         NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,     PacInst
since inception
                                           VANGUARD FUND NUMBER
INCEPTION DATE                             237
June 18, 1990; Institutional Shares added
May 15, 2000                               CUSIP NUMBER
                                           922042403
NET ASSETS (ALL SHARE CLASSES) AS OF
OCTOBER 31, 2001                           TICKER SYMBOL
$1.6 billion                               VPKIX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD(R) EMERGING MARKETS STOCK INDEX FUND INSTITUTIONAL SHARES


INVESTMENT OBJECTIVE
The Fund seeks to match the performance of the Select Emerging Markets Free Index.*

*The designation "Free" in the name of the Index refers to the securities that the Index tracks. Some countries restrict foreign investment in certain industries, so the Index includes only stocks that can be bought freely by a fund.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passively managed"--or index--investment approach by investing substantially all (normally 95%)of its net assets in the common stocks included in the Select Emerging Markets Free Index. The Select Emerging Markets Free Index includes approximately 480 common stocks of companies located in emerging markets around the world. As of November 30, 2001, the largest markets covered in the Index were South Korea, South Africa, Taiwan, Brazil, and Mexico (which made up 20%,17%, 16%, 11%, and 11%, respectively, of the Index's market capitalization). Other countries represented in the Index include Argentina, China, the Czech Republic, Hungary, Indonesia, Israel, the Philippines, Poland, Thailand, and Turkey. MSCI administers the Select Index exclusively for Vanguard. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. Country risk is especially high for funds that focus on emerging markets. The Index's, and therefore the Fund's, heavy exposure to South Korea, South Africa, Taiwan, Brazil, and Mexico involves a higher degree of country risk than that of more geographically diversified international funds.

- Emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.
- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.



PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund performed (including operating expenses but excluding shareholder fees) in its first full calendar year.

9


              ----------------------------------------------------
                         ANNUAL TOTAL RETURN
              ----------------------------------------------------
              SCALE -40% TO 80%

                           2001   -2.74%
             ----------------------------------------------------

               If applicable shareholder fees were reflected, returns would be less than those shown.
             ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 25.53% (quarter ended December 31, 2001), and the lowest return for a quarter was -21.92% (quarter ended September 30, 2001).


     The table shows how the Fund's average annual total returns compare with those of its target index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federl tax bracket. We did not take into consideration state or local income taxes.


     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.





--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR       SINCE INCEPTION*
                               ------------------------------------------------
VANGUARD EMERGING MARKETS STOCK INDEX FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                           -3.71%       -14.94%
 Return After Taxes on Distributions           -4.57        -15.91
 Return After Taxes on Distributions and Sale  -2.14        -12.25
  of Fund Shares
--------------------------------------------------------------------------------
MSCI EMERGING MARKETS FREE INDEX               -2.37%       -17.27%
(reflects no deduction for fees,
 expenses, or taxes)
SELECT EMERGING MARKETS FREE INDEX**           -2.77        -14.42
(reflects no deduction for fees,
 expenses, or taxes)
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                      0.5%*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                    0.5%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.23%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.22%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.45%

*The purchase fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.
**The redemption fee applies to all redemptions (sales or exchanges); it is deducted from redemption proceeds and retained by the Fund.



The following examples are intended to help you compare the cost of investing in the Fund's Institutional shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.

  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
   $148        $251       $363         $692
-------------------------------------------------

     You would pay the following expenses if you do not redeem your shares (the difference being that the Fund's 0.5% redemption fee would not apply to any of the periods below, as it would to those above):

  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $96        $194       $301         $614
-------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

11

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December         $10 million

INVESTMENT ADVISER                       NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,   EmergInst
since inception
                                         VANGUARD FUND NUMBER
INCEPTION DATE                           239
May 4, 1994; Institutional Shares added
June 22, 2000                            CUSIP NUMBER
                                         922042601
NET ASSETS (ALL SHARE CLASSES) AS OF
OCTOBER 31, 2001                         TICKER SYMBOL
$835 million                             VEMIX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD(R) INSTITUTIONAL DEVELOPED MARKETS INDEX FUND

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of the MSCI Europe, Australasia, Far East (EAFE) Index.


PRIMARY INVESTMENT STRATEGIES The Fund employs a "passively managed"--or index--investment approach. The Fund seeks to track the performance of the MSCI EAFE Index by investing in two Vanguard funds--the European Stock Index Fund Institutional Shares and the Pacific Stock Index Fund Institutional Shares. These funds have the respective objectives of tracking the MSCI Europe Index and the MSCI Pacific Index, which together make up the MSCI EAFE Index. The Fund allocates all, or substantially all, of its net assets between the European
Stock Index Fund Institutional Shares and the Pacific Stock Index Fund Institutional Shares based on the market capitalization of European and Pacific stocks in the MSCI EAFE Index. The MSCI EAFE Index includes approximately 1,020 common stocks of companies located in Europe, Australia, Asia, and the Far East. For more information about passive management, see "Indexing Methods" under MORE ON THE FUNDS.



PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.
- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund performed in its first full calendar year.

              ----------------------------------------------------
                         ANNUAL TOTAL RETURN
              ----------------------------------------------------
              SCALE -40% TO 80%

                           2001   -22.06%
             ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 6.24% (quarter ended December 31, 2001), and the lowest return for a quarter was -14.04% (quarter ended September 30, 2001).

13



    The table shows how the Fund's average annual total returns compare with those of its target index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federl tax bracket. We did not take into consideration state or local income taxes.


     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR       SINCE INCEPTION*
                                             ----------------------------------
VANGUARD INSTITUTIONAL DEVELOPED MARKETS
INDEX FUND
 Return Before Taxes                           -22.06%      -19.18%
 Return After Taxes on Distributions           -22.63       -19.89
 Return After Taxes on Distributions and Sale  -13.43       -15.45
   of Fund Shares
--------------------------------------------------------------------------------
MSCI EAFE INDEX (reflects no deduction for     -22.01%      -19.02%
 fees, expenses, or taxes)
-------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None
      Exchange Fee:                                                       None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*

     *Although the Institutional Developed Markets Index Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.23% as of October 31, 2001.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expensesremain the same. The results apply whether or not you redeem your investment at the end of the given period.

  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $24         $74       $130         $293
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                      MINIMUM INITIAL INVESTMENT
Distributed annually in December                 $10 million

INVESTMENT ADVISER                               NEWSPAPER ABBREVIATION
The Fund does not employ an investment adviser,  DevMktInst
but benefits from the investment advisory
services provided to the underlying Vanguard     VANGUARD FUND NUMBER
funds in which it invests.                       234

INCEPTION DATE                                   CUSIP NUMBER
June 1, 2000                                     921909800

NET ASSETS AS OF OCTOBER 31, 2001                TICKER SYMBOL
$206 million                                     VIDMX
--------------------------------------------------------------------------------

15

MORE ON THE FUNDS
This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.

ADVANTAGES OF INDEX FUNDS
Index funds typically have the following characteristics:
- Variety of investments. Vanguard index funds generally invest in a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
- Low cost. Index funds are inexpensive to run compared with actively managed funds. They have no research costs and keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.
Compared with actively managed funds, most index funds have lower turnover rates and lower capital gains distributions. However, from time to time, some index funds may pay out higher-than-expected taxable distributions. That's because index funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an index fund to sell securities that have appreciated in value, and, thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

INDEXING METHODS
In seeking to track a particular index, a fund generally uses one of two methods to select the securities in which it invests.
     REPLICATION METHOD. Many stock funds--but not bond funds--use the replication method of indexing. This means that a fund holds each security found in its target index in about the same proportions as represented in the index itself. For example, if 5% of the Standard & Poor's 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company. For bond funds, replication is an inefficient and costly method of indexing, since there is no liquid market for many of the corporate and agency bonds typically found in a broad bond index. The European, Pacific, and Emerging Markets Stock Index Funds employ this method of indexing.

     SAMPLING METHOD. Because it would be very expensive and inefficient to buy and sell all securities held in certain indexes (the Wilshire 5000 Index, for example, included more than 6,100 separate stocks as of October 31, 2001), many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors and other characteristics. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.


     "FUND OF FUNDS" METHOD. Yet another indexing approach is to invest in other index funds that seek to track subsets of a target index. The Institutional Developed Markets Index Fund uses this "fund of funds" approach, which can be very cost-effective and efficient. For example, the Institutional Developed Markets Index Fund seeks to track the performance of the MSCI EAFE Index by investing in two Vanguard funds--the European Stock Index Fund Institutional Shares and the Pacific Stock Index Fund Institutional Shares. These funds have the respective objectives of tracking the MSCI Europe Index and the MSCI Pacific Index, which together constitute the MSCI EAFE Index. The Institutional Developed Markets Index Fund allocates its assets between the European Stock Index Fund Institutional Shares and the Pacific Stock Index Fund Institutional Shares based on the market capitalization of European and Pacific stocks in the MSCI EAFE Index.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                "FUND OF FUNDS"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------




MARKET EXPOSURE

To track their target indexes as closely as possible, the European and Pacific Stock Index Funds attempt to remain fully invested in foreign stocks included in their particular indexes. The Emerging Markets Stock Index Fund normally invests about 95% of its assets in the foreign stocks of its target index, holding the remaining 5% in cash investments to meet shareholder redemptions. The Institutional Developed Markets Index Fund normally holds 100% of its assets in shares of its underlying funds.

     Because they invest mainly in foreign stocks, the Funds are subject to certain risks.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

Because foreign stock and bond markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from foreign investments.
--------------------------------------------------------------------------------

17

[FLAG]EACH FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.
          IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

     To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.



           ----------------------------------------------------------
                 INTERNATIONAL STOCK MARKET RETURNS (1969-2001)
           ----------------------------------------------------------
                        1 YEAR    5 YEARS    10 YEARS    20 YEARS
           ----------------------------------------------------------
           Best          69.4%     36.1%      22.0%       15.5%
           Worst        -23.4       0.4        4.4        11.0
           Average       12.3      12.2       13.1        13.5
           ----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2001. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or these Funds in particular.
     Note that the preceding table does not take into account returns measured by the Select Emerging Markets Free Index, a barometer of less developed stock markets. Emerging markets can be substantially more volatile than more developed foreign markets. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the above returns do not reflect the variability of returns from year to year for these markets individually, or the variability across these and other geographic regions or market sectors. To illustrate this variability, the following table shows returns for different international markets--as well as the U.S. market for comparison--from 1992 through 2001, as measured by their respective indexes. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

                   STOCK MARKET RETURNS FOR DIFFERENT MARKETS*
--------------------------------------------------------------------------------
              EUROPEAN      PACIFIC       EMERGING         U.S.
              MARKET        MARKET        MARKETS**        MARKET
--------------------------------------------------------------------------------
1992           -3.66%       -18.40%        11.40%            7.62%
1993           29.88         35.69         74.84            10.08
1994            2.72         12.83         -7.32             1.32
1995           21.95          2.78          0.01            37.58
1996           21.09         -8.58         15.19            22.96
1997           23.80        -25.49        -16.37            33.36
1998           28.53          2.44        -18.39            28.58
1999           15.89         57.63         60.86            21.04
2000           -8.39        -25.78        -27.93            -9.10
2001          -20.28        -25.40         -2.77           -11.89

*European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Free Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.

**Theinception  date of the Select Emerging  Markets Free Index was May 4, 1994;
returns  shown for 1992 to 1994 are measured by the MSCI  Emerging  Markets Free
Index.
--------------------------------------------------------------------------------


     Keep in mind, however, that these average returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from these Funds in particular.

[FLAG]EACH FUND IS SUBJECT TO COUNTRY  RISK AND CURRENCY  RISK.  COUNTRY RISK IS
     THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR A NATURAL DISASTER--WILL WEAKEN A COUNTRY'S SECURITIES MARKET. CURRENCY RISK IS THE CHANCE THAT INVESTMENTS IN A PARTICULAR COUNTRY WILL DECREASE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                 REGIONAL VERSUS BROAD INTERNATIONAL INVESTING

Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------


     EUROPEAN STOCK INDEX FUND. Stocks from the United Kingdom, France, Switzerland, and Germany constituted 38%, 13%, 10%, and 10%, respectively, of the MSCI Europe Index, as of November 30, 2001. Stocks from the remaining 12 countries have much less significant market-capitalization weightings in the Index and thus much less impact on the Fund's total return. The Fund's heavy exposure to just four countries involves a higher degree of country risk than that of more geographically diversified international funds.
     PACIFIC STOCK INDEX FUND. Japanese stocks constituted approximately 77% and Australian stocks constituted about 14% of the MSCI Pacific Index as of November 30, 2001. Therefore, Japanese and Australian stocks represent correspondingly large compo-

19


nents of the Pacific Stock Index Fund's assets. The Fund's large investment in the Japanese stock market involves a higher degree of country risk than that of more geographically diversified international funds.
     EMERGING MARKETS STOCK INDEX FUND. As discussed previously, emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. Therefore, the Emerging Markets Stock Index Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets.


     INSTITUTIONAL DEVELOPED MARKETS INDEX FUND. As a fund of funds, the Institutional Developed Markets Index Fund invests all of its net assets in Institutional Shares of the European and Pacific Stock Index Funds; indirectly, its country risk will proportionately mirror that of the European and Pacific Stock Index Funds.


SECURITY SELECTION

In seeking to track their target indexes, the European Stock Index, Pacific Stock Index, and Emerging Markets Stock Index Funds invest in portfolios of foreign stocks selected in a manner that mirrors the weightings of their target indexes. The Institutional Developed Markets Index Fund simply invests in the Institutional Shares of the European and Pacific Stock Index Funds.Under normal conditions the Institutional Developed Market Index Fund will invest at least 80%, and usually all or substantially all, of its net assets in these funds or other Vanguard funds that use an indexing strategy to invest in stocks of developed markets. Please see each Fund's "Primary Investment Strategies" for descriptions of the markets in which it invests.

     EUROPEAN STOCK INDEX FUND. The Fund invests in the common stocks included in the MSCI Europe Index, which is made up of approximately 550 common stocks of companies located in 16 European countries. Four countries--the United Kingdom, France, Switzerland, and Germany--dominate the Index. These four countries made up 38%, 13%, 10%, and 10%, respectively, of the Index's market capitalization as of November 30, 2001. The other 12 countries--Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden--are much less significant to the Index and, consequently, to the Fund. Under normal conditions, the Fund will invest at least 80%, and usually all or substantially all, of its net assets in European stocks.
     PACIFIC STOCK INDEX FUND. The Fund invests in the common stocks included in the MSCI Pacific Index, which is made up of approximately 470 common stocks of Pacific Basin companies. The Index is dominated by the Japanese stock market, which represented 77% of the Index's market capitalization as of November 30, 2001. The other four countries represented in the Index are Australia, Hong Kong, New Zealand, and Singapore. Under normal conditions, the Fund will invest at least 80%, and usually all or substantially all, of its net assets in Pacific stocks.
     EMERGING MARKETS STOCK INDEX FUND. The Fund invests in the common stocks included in the Select Emerging Markets Free Index, which is made up of approximately 480 common stocks of companies located in 15 emerging markets of Europe, Asia, Africa, and Latin America. Five countries--South Korea, South Africa, Taiwan, Brazil, and Mexico--collectively represent a majority of the Index, with 20%,17%, 16%, 11%, and 11%, respectively, of the Index's market capitalization as of November 30, 2001. The other ten countries are larger index---Argentina, China, the Czech Republic, Hungary, Indonesia, Israel, the Philippines, Poland, Thailand, and Turkey. The Index is called "select" because it is modeled on a the MSCI Emerging Markets Free Index--but with certain adjustments designed to reduce risk. As of November 30, 2001, the Select Index excluded certain countries found in the

MSCI Emerging Markets Free Index--Chile, Colombia, India, Jordan, Malaysia, Pakistan, Peru, Russia, Sri Lanka, and Venezuela--because of concerns about liquidity, repatriation of capital, or entry barriers in those markets. MSCI administers the Select Index exclusively for Vanguard and periodically adjusts the list of included countries to keep pace with evolution in world markets. (Such adjustments are made on a forward-looking basis, so past performance of the Select Index always reflects actual country representation during the relevant period.) Under normal conditions, the Fund will invest at least 80%, and usually substantially all (about 95%), of its net assets in stocks of.
     Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.


PURCHASE AND REDEMPTION FEES
Some Vanguard index funds charge a purchase fee on purchases of their shares, including shares purchased by exchange from other Vanguard funds. Some Vanguard index funds also charge a redemption fee on the redemption of their shares. Funds incur trading costs when they invest new cash or sell securities to meet redemption requests; these costs run higher for funds that invest in small-company or international stocks. Purchase and redemption fees ensure that trading costs are borne by the shareholder responsible for the transaction. Without these fees, high trading costs would prevent some funds from tracking their target indexes so closely.
     At Vanguard, all purchase and redemption fees are paid directly to the fund itself (unlike sales charges or loads that non-Vanguard funds may impose to compensate their sales representatives). Purchases that result from reinvested dividends or capital gains are not subject to purchase fees.


OTHER INVESTMENT POLICIES AND RISKS
Besides investing in stocks of foreign companies, each Fund may make certain other kinds of investments to achieve its objective. Each Fund may change its objective without shareholder approval. Each Fund reserves the right to substitute a different index for the index it currently tracks. This could happen if the current index were discontinued, or for any other reason determined in good faith by the board of trustees. In any such instance, the substitute index would measure the same general markets as the current index.


[FLAG]EACH FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Funds may also invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset).
     The Funds will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. In addition, each Fund's obligation under futures contracts will not exceed 20% of its total assets.

21

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------


     Each Fund may enter into forward foreign currency exchange contracts in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Funds' securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.


COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
- Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone, by fax, or online. (IRAs and other retirement accounts are not subject to this rule.)
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


TURNOVER RATE
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been extremely low. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of October 31, 2001, the average turnover rate for passively managed foreign index funds was approximately 23%; for all foreign stock funds, the average turnover rate was approximately 91%, according to Morningstar, Inc.
--------------------------------------------------------------------------------





THE FUNDS AND VANGUARD


The Funds are offered by The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.
     The Vanguard Institutional Developed Markets Index Fund indirectly bears a proportionate share of the expenses of the underlying funds in which it invests. However, its direct expenses are expected to be very low or zero. The Institutional Developed Markets Index Fund may operate without incurring direct expenses because Vanguard will reimburse it for (i) its contributions to the cost of operating the underlying funds in which it invests, and (ii) savings in administrative and marketing costs that Vanguard expects to derive from its operation.

23

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------




INVESTMENT ADVISER



The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Funds' adviser through its Quantitative Equity Group. (The Institutional Developed Markets Index Fund receives advisory services indirectly, by investing in other funds.) As of October 31, 2001, Vanguard served as adviser for about $388 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversignt of the trustees and officers of the Funds.


     For the fiscal year ended October 31, 2001, the advisory expenses of the European, Pacific, and Emerging Markets Stock Index Funds represented an effective annual rate of less than 0.01% of each Fund's average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Funds' portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.
     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISER

The manager primarily responsible for overseeing the European, Pacific, and Emerging Markets Stock Index Funds' investments is:

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS


As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

--------------------------------------------------------------------------------




BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- The European, Pacific, and Emerging Markets Stock Index Funds each may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of a Fund's foreign tax obligations, provided that you meet certain requirements. Because the Institutional Developed Markets Index Fund invests in foreign stocks indirectly through the European and Pacific Stock Index Funds, its investors are not able to take advantage of foreign tax credits or deductions. See your tax adviser or IRS publications for more information.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

25

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not:

-    Provide us with your correct taxpayer identification number;
-    Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com[TM] and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share for the European, Pacific, and Emerging Markets Stock Index Funds is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. Net asset value per share for the Institutional Developed Markets Index Fund is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.


     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.



FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the European Stock Index Fund's Institutional Shares as an example. The Institutional Shares began the fiscal period ended October 31, 2001 with a net asset value (price) of $25.99 per share. During the period, each Institutional Share earned $0.390 from investment income (interest and dividends). There was a decline of $6.848 per share in the value of investments held or sold by the Fund, resulting in a net decline of $6.458 per share from investment operations.

Shareholders received $0.012 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $19.52, reflecting losses of $6.458 per share and distributions of $0.012 per share. This was a decrease of $6.47 per share (from $25.99 at the beginning of the period to $19.52 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -24.85% for the period.

As of October 31, 2001, the Institutional Shares had $248 million in net assets. For the period, the annualized expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the annualized net investment income amounted to 2.13% of average net assets. The Fund sold and replaced securities valued at 3%
 of its net assets.
--------------------------------------------------------------------------------

27


                                          VANGUARD EUROPEAN STOCK INDEX FUND
                                                   INSTITUTIONAL SHARES
                                                JAN. 1 TO            MAY 15** TO
                                            OCT. 31,2001*           DEC. 31,2000

---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF  PERIOD              $25.99            $27.22
---------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .390              .172
 Net Realized and Unrealized                       (6.848)            (.965)
  Gain (Loss) on Investments
---------------------------------------------------------------------------------
   Total from Investment Operations                (6.458)            (.793)
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.012)            (.437)
 Distributions from Realized Capital Gains           --                  --
---------------------------------------------------------------------------------
   Total Distributions                              (.012)            (.437)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $19.52            $25.99
=================================================================================
TOTAL RETURN                                      -24.85%            -2.89%
=================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $248               $284
 Ratio of Total Expenses to Average Net Assets     0.20%+             0.20%+
 Ratio of Net Investment Income
  to Average Net Assets                            2.13%+             1.19%+
 Turnover Rate                                        3%                 8%
==================================================================================
 *The Fund's fiscal year-end changed from December 31 to October 31, effective
 October 31, 2001.
**Inception.
 +Annualized.


                                           VANGUARD PACIFIC STOCK INDEX FUND
                                                  INSTITUTIONAL SHARES
                                                JAN. 1 TO            MAY 15** TO
                                             OCT. 31,2001*          DEC. 31,2000
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $8.95            $11.10
---------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .08              .052
 Net Realized and Unrealized                        (2.24)           (2.071)
  Gain (Loss) on Investments
---------------------------------------------------------------------------------
   Total from Investment Operations                 (2.16)           (2.019)
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  --             (.131)
 Distributions from Realized Capital Gains             --                --
---------------------------------------------------------------------------------
   Total Distributions                                 --             (.131)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $6.79            $ 8.95
=================================================================================
TOTAL RETURN                                      -24.13%           -18.19%
=================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                 $90              $102
 Ratio of Total Expenses to Average Net Assets      0.29%+            0.29%+
 Ratio of Net Investment Income                     1.18%+            0.79%+
  to Average Net Assets
 Turnover Rate                                         2%                6%
=================================================================================
*The Fund's fiscal year-end changed from December 31 to October 31, effective
 October 31, 2001.
**Inception.
 +Annualized.


                                               EMERGING MARKETS STOCK INDEX FUND
                                                   INSTITUTIONAL SHARES
                                                JAN. 1 TO           JUNE 22** TO
                                           OCT. 31, 2001*          DEC. 31, 2000
---------------------------------------------------------------------------------
NET ASSET VALUE,BEGINNING OF PERIOD                 $8.84            $11.16
---------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .200              .021
 Net Realized and Unrealized                       (1.729)           (2.126)
  Gain(Loss) on Investments
---------------------------------------------------------------------------------
   Total from Investment Operations                (1.539)           (2.105)
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.011)            (.215)
 Distributions from Realized Capital Gains             --                --
---------------------------------------------------------------------------------
   Total Distributions                              (.011)            (.215)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $7.29            $ 8.84
=================================================================================
TOTAL RETURN+                                     -17.42%           -18.86%
=================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                 $65               $19
 Ratio of Total Expenses to Average Net Assets      0.45%++           0.45%++
 Ratio of Net Investment Income to                  2.75%++           1.34%++
    Average Net Assets
 Turnover Rate                                        23%               40%
=================================================================================
*The Fund's fiscal year-end changed from December 31 to October 31, effective
 October 31, 2001.
**Inception.
 +Total return figures do not reflect the 0.5% transaction fee on purchases and redemptions.
 ++Annualized.


                             VANGUARD INSTITUTIONAL DEVELOPED MARKETS INDEX FUND


                                                JAN. 1 TO           JUNE 1** TO
                                           OCT. 31, 2001*          DEC. 31, 2000
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $9.01            $10.00
 --------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                 --               .15
 Capital Gain Distributions Received                   --               --
 Net Realized and Unrealized
  Gain (Loss) on Investments                        (2.23)             (.99)
---------------------------------------------------------------------------------
 Total from Investment Operations                   (2.23)             (.84)
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  --              (.15)
 Distributions from Realized Capital Gains             --                --
---------------------------------------------------------------------------------
   Total Distributions                                 --              (.15)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $6.78            $ 9.01
=================================================================================
TOTAL RETURN                                      -24.75%            -8.38%
=================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $206              $171
 Ratio of Total Expenses to Average Net Assets         0%                0%
 Ratio of Net Investment Income to                  0.05%+            1.74%+
   Average Net Assets
 Turnover Rate                                         3%                3%
=================================================================================
 *The Fund's fiscal year-end changed from December 31 to October 31, effective
 October 31, 2001.
**Inception.
 +Annualized.

29

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                REDEEMING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES
ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT: $10 million.Vanguard Institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same fund. This exception does not apply to clients receiving special administrative services from Vanguard, nor does this exception apply to omnibus accounts maintained by financial intermediaries.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire. Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

PURCHASE FEES
Each Fund reserves the right to deduct purchase fees from all share purchases, including shares purchased by exchange from other Vanguard funds. These fees, which do not apply to shares purchased through reinvested dividends and capital gains, currently are assessed as follows:

     European Stock Index Fund  Institutional  Shares--None
     Pacific Stock Index Fund   Institutional   Shares--None
     Emerging Markets Stock Index Fund Institutional Shares--0.5% Institutional Developed Markets Index Fund--None

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
^THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.


REDEEMING SHARES
HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

REDEMPTION FEES
The Emerging Markets Stock Index Fund charges a 0.5% redemption fee on all shares redeemed by selling, by exchanging to another fund, or by application of the low-balance closure policy. The fee is withheld from redemption proceeds and retained by the Fund. From time to time, the

31

Fund may waive or modify redemption fees for certain categories of investors.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.


^EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.
^WIRE REDEMPTIONS: When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.


REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance.

Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem alarge dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express/(R)/.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 - Ten-digit account number.
 - Complete owner name and address.
 - Primary Social Security or employer identification number.
 - Personal Identification Number (PIN), if applicable.

33

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
^SOME  VANGUARD  FUNDS  DO  NOT  PERMIT  TELEPHONE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

VANGUARD.COM(TM)

^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
^SOME   VANGUARD   FUNDS  DO  NOT  PERMIT   ONLINE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.
WRITTEN INSTRUCTIONS


^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 - The fund name and account number.
 - The amount of the transaction (in dollars or shares).
 - Signatures of all owners exactly as registered on the account.
 - Signature guarantees, if required for the type of transaction.*
 - Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature guarantee requirements.



RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:



- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A NON-MONEY-MARKET FUND during any 12-month period.
- Your round trips through a non-money-market fund must be at least 30 days apart.
-    All funds may refuse share purchases at any time, for any reason.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
Each Fund (except Vanguard Institutional Developed Markets Index Fund) reserves the right to convert an investor's Institutional Shares into Investor Shares or Admiral Shares of the Fund if the investor's account balance falls below the minimum initial investment.
     Vanguard Institutional Developed Markets Index Fund reserves the right to redeem an investor's shares if the investor's account balance falls below the minimum initial investment.
     Any such conversion or redemption will be preceded by written notice to the investor. No purchase or redemption fee will be imposed on share class conversions.

35

FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.


AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.


CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.


ANNUAL AND SEMIANNUAL REPORTS
Fund financial reports about Vanguard International Stock Index Funds and Institutional Developed Markets Index Fund will be mailed twice a year--in June and December. These comprehensive reports include overviews of the financial markets and specific information concerning the Funds:
-    Performance assessments with comparisons to industry benchmarks.
-    Financial statements with detailed listings of the Funds' holdings.
To keep the Funds' costs as low as possible (so that you and other shareholders can keep more of the Funds' investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD
ONLINE

VANGUARD.COM
- Your best source of Vanguard news n For fund, account, and service information
- For most account transactions n For literature requests n 24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT/(R)/ 1-800-662-6273 (ON-BOARD)
- For automated fund and account information n For redemptions by check, exchange, or wire n Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION 1-800-662-7447 (SHIP) (Text telephone at 1-800-952-3335)
- For fund and service information n For literature requests n Business hours only
CLIENT SERVICES 1-800-662-2739 (CREW) (Text telephone at 1-800-749-7273)
- For account information n For most account transactions n Business hours only

INSTITUTIONAL DIVISION 1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

37

FUND NUMBERS
Please  use  the  specific  fund  number  when   contacting  us  about  Vanguard
International Stock Index Funds:
 Vanguard European Stock Index Fund Institutional Shares--235
 Vanguard Pacific Stock Index Fund Institutional Shares--237
 Vanguard Emerging Markets Stock Index Fund Institutional Shares--239
 Vanguard Institutional Developed Markets Index Fund--234



The Funds are not sponsored, sold, promoted, or endorsed by Morgan Stanley Capital International. All market indexes referenced in this prospectus are the exclusive property of their respective owners.

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



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



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

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.


INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                          [SHIP]
                                                       [THE VANGUARD GROUP LOGO]
                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2600


MORE INFORMATION
If you'd like more information about Vanguard International Stock Index Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds. There is a separate SAI for Vanguard Institutional Developed Markets Index Fund, which is legally a part of Vanguard STAR Funds.

The current annual and semiannual reports and the SAIs are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

If you are an Individual Investor:
THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE: 1-800-662-7447 (SHIP)

TEXT TELEPHONE: 1-800-952-3335

If you are a Client of Vanguard's Institutional Division:
THE VANGUARD GROUP
INSTITUTIONAL INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE: 1-888-809-8102

TEXT TELEPHONE: 1-800-952-3335

WORLD WIDE WEB: WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT TELEPHONE: 1-800-662-2739 (CREW)

TEXT TELEPHONE: 1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5972 (811-3919 for INSTITUTIONAL DEVELOPED MARKETS INDEX FUND).
(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.


I235 022002

================================================================================

                                     PART B


                             VANGUARD(R) STAR FUNDS
                                   (THE TRUST)


                       STATEMENT OF ADDITIONAL INFORMATION

                               FEBRUARY 25, 2002


This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses dated February 25, 2002. To obtain, without charge, a Prospectus or the most recent Annual Reports to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:
                         INVESTOR INFORMATION DEPARTMENT
                              1-800-662-7447(SHIP)

                                TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
DESCRIPTION OF THE TRUST.........................................B-1
FUNDAMENTAL INVESTMENT LIMITATIONS...............................B-3
INVESTMENT POLICIES..............................................B-4
MANAGEMENT OF THE FUNDS..........................................B-8
INVESTMENT ADVISORY SERVICES.....................................B-13
PORTFOLIO TRANSACTIONS...........................................B-24
PURCHASE OF SHARES...............................................B-24
REDEMPTION OF SHARES.............................................B-25
SHARE PRICE......................................................B-25
YIELD AND TOTAL RETURN...........................................B-25
COMPARATIVE INDEXES..............................................B-30
DESCRIPTION OF BOND CREDIT RATINGS...............................B-32
FINANCIAL STATEMENTS.............................................B-32

                            DESCRIPTION OF THE TRUST
ORGANIZATION
The Trust was organized as a Pennsylvania business trust in 1983, and was reorganized as a Delaware business trust in June 1998. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end diversified management investment company. It currently offers the following diversified Funds, each of which has outstanding one class of shares:
                    Vanguard(R) Developed Markets Index Fund
             Vanguard(R) Institutional Developed Markets Index Fund
              Vanguard(R) LifeStrategy(R) Conservative Growth Fund
                     Vanguard(R) LifeStrategy(R) Growth Fund
                     Vanguard(R) LifeStrategy(R) Income Fund
                Vanguard(R) LifeStrategy(R) Moderate Growth Fund
                            Vanguard(R) STAR(TM) Fund
                Vanguard(R) Total International Stock Index Fund
                 (individually, a Fund; collectively, the Funds)

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that a single fund or class of shares may issue.

SERVICE PROVIDERS
     CUSTODIAN. First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, PA 19106 (for the STAR and Total International Stock Index Funds) and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, (for the Developed Markets Index, Institutional Developed Markets Index, LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, and LifeStrategy Moderate Growth Funds) serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds' independent accountants. The accountants audit the Funds' annual financial statements and provide other related services.

     TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES
     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of each Fund's shares, other than the possible future termination of a Fund. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a fund shareholder will not be personally liable for payment of the fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a fund obligation only if the fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment of the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any Fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon written request of shareholders representing 10% or more of a fund's net assets, and to change any fundamental policy of the fund. Unless otherwise required by applicable law, shareholders of a fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net assets owned on the record date. However, only the shares of a fund (or class) affected by a particular matter are entitled to vote on that matter. Voting rights are noncumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of Fund liquidation, shareholders will be entitled to receive a pro rata share of the applicable Fund's net assets.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of each Fund.

     CONVERSION RIGHTS. There are no conversion rights associated with shares of each Fund.

     REDEMPTION PROVISIONS. The Funds' redemption provisions are described in their current prospectuses and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENTS. Each Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS
Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. This special tax status means that a fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, a fund must comply with certain requirements. If a fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                       FUNDAMENTAL INVESTMENT LIMITATIONS
Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any way without the approval of the holders of a majority of the affected Fund's shares. For these purposes, a "majority" of shares means the lesser of (i) 67% or more of the shares voted, so long as more than 50% of the Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares.

     BORROWING. A Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions.

     COMMODITIES. A Fund may not purchase or sell commodities, except that the Institutional Developed Markets Index, Developed Markets Index, LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, LifeStrategy Moderate Growth, and Total International Stock Index Funds may invest in futures contracts and options transactions. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

     ILLIQUID. A Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. A Fund may not invest more than 25% of its assets in any one industry.

     INVESTING FOR CONTROL. A Fund may not invest in a company for the purpose of controlling its management.

     LOANS. A Fund may not lend money to any person except by purchasing bonds and other debt securities that are publicly distributed or customarily purchased by institutional investors, by entering into repurchase agreements, or through Vanguard's interfund lending program.

     MARGIN. A Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     OIL, GAS, MINERALS. A Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.

     PUTS, CALLS. A Fund may not purchase or sell puts or calls.

     PLEDGING ASSETS. A Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     REAL ESTATE. A Fund may not invest directly in real estate.

     SENIOR SECURITIES. A Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. A Fund may not engage in the business of underwriting securities issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.

     The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions.

     The investment limitations set forth above relate only to the Funds, and may not necessarily apply to the underlying funds in which the Funds invest. Thus, while a Fund may not invest directly in real estate, for example, it may do so indirectly if one of the underlying funds does so.

                              INVESTMENT POLICIES
The following policies supplement the Funds' investment policies set forth in the prospectuses:


     80% POLICY. Under normal conditions, the Developed Markets Index Fund and the Institutional Developed Markets Index Fund will invest at least 80%, and usually all or substantially all, of net assets in the European and Pacific
Stock Index Funds or other Vanguard funds that use an indexing strategy to invest in developed market stocks. The Developed Markets Index Fund and the Institutional Developed Markets Index Fund may change its 80% policy or indexing strategy only upon 60-days advance notice to shareholders.


     REPURCHASE AGREEMENTS. Each Fund (and each of the underlying Vanguard funds) may invest in repurchase agreements with commercial banks, brokers, or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan by the Fund collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a Fund's custodian bank until repurchased. In addition, the Funds' board of trustees monitors each Fund's repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement with a Fund.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the advisers acknowledge these risks, it is expected that they will be controlled through careful monitoring procedures.


     FUTURES CONTRACTS. Institutional Developed Markets Index, Developed Markets Index, LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, LifeStrategy Moderate Growth, and Total International Stock Index Funds (as well as most of their underlying funds) may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. To the extent required by law, a Fund will establish a segregated account containing liquid assets at least equal in value to the amount of any obligation assumed by the Fund under a futures contract.


     Although most futures contracts by their terms call for actual delivery or acceptance of the underlying financial instrument, the Funds will generally only utilize stock index contracts which are settled by a cash amount equal to the value of an explicit stock index (such as the Standard & Poor's 500 Stock Index) on the contract maturity date. In most cases, however, the contracts are closed out before the settlement date. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts, in general, use the futures markets for one of two purposes: 1) to offset or hedge unfavorable changes in the value of securities otherwise held (or expected to be held) for investment purposes; or,
2) to profit from fluctuations in the financial instrument underlying the value of the futures contracts. In either case, futures contracts generally offer a cost effective and efficient means to replicate exposure to various financial instruments. The Funds intend to use futures contracts to either simulate full (or near full) investment in stocks, while keeping cash on hand to meet shareholder redemptions, or to reduce transaction costs. A Fund will not utilize futures contracts to leverage its exposure to gains and losses to that above 100% of its assets.

     Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of a Fund's portfolio. The Funds will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of all futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Funds upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation, particularly considering that futures contracts have set maturity dates (referred to as "expiration dates") while the underlying equity securities of the contract generally do not. Even in the event that a Fund utilizes futures for some limited hedging purpose, it is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Federal Tax Treatment of Futures Contracts. Each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Funds' other investments and shareholders will be advised on the nature of the transactions.

     ILLIQUID SECURITIES. Each underlying fund may invest up to 15% (10% for Prime Money Market Fund) of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the fund's books.

     The underlying funds may invest in restricted, privately placed securities that, under securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for the funds to convert to cash if needed.

     If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the funds' board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. While each fund's investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

     LENDING OF SECURITIES. The Funds (or any underlying fund) may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its securities, a Fund will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act and the rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (a) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the fund at any time, and (d) the fund receive reasonable interest on the loan which may include the fund's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. Loan arrangements made by a fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the credit-worthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' board of trustees.

     FOREIGN INVESTMENTS. Each underlying fund in which the Funds invest may invest its assets in securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Currency Risk. Since the stocks of foreign companies are frequently dominated in foreign currencies, and since the funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     Country Risk. As foreign countries are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the funds will endeavor to achieve most favorable execution costs in their portfolio transactions, commissions on many foreign stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the funds' foreign securities will be somewhat greater than the expenses for custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by each fund. However, these foreign withholding taxes are not expected to have a significant impact on the funds.

     Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the federal income tax treatment of certain transactions denominated in foreign currency or determined by reference to the value of one or more foreign currencies. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stock) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Funds and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

     TEMPORARY INVESTMENTS. Each underlying fund in which the Funds invest may take temporary defensive measures that are inconsistent with the funds' normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the funds may take temporary defensive measures. In taking such measures, the funds may fail to achieve their investment objective.

                             MANAGEMENT OF THE FUNDS
THE VANGUARD GROUP
GENERAL. Each Fund is part of the Vanguard family of mutual funds, which consists of more than 35 investment companies with over 100 funds. Each of the Vanguard funds receives at cost from Vanguard virtually all of its administrative and distribution services. Vanguard also provides investment advisory services at cost to certain Vanguard funds; other Vanguard funds are advised by independent advisers unaffiliated with Vanguard.

     Vanguard is jointly owned by all of the Vanguard funds except the STAR Funds and two other investment companies (the Member funds). Each of the Member funds contributes to Vanguard's capitalization, and pays its share of Vanguard's expenses, pursuant to formulas determined by the Member funds' boards of trustees. The STAR Funds are not Member funds because they contribute to Vanguard's capitalization and expenses indirectly through ownership of certain Vanguard funds. It is possible that, in the future, the Funds may become Member funds, but this will only happen on terms that assure that the Funds will not bear any duplicative capital contribution or expense allocation costs.

     SPECIAL SERVICING AGREEMENT. The Funds and Vanguard have entered into a Special Servicing Agreement under which Vanguard provides the Funds with administrative and distribution services, including dividend disbursing, shareholder servicing, and transfer agency services. The Agreement provides that the Funds pay

     Vanguard for the cost of providing these services, and bear the cost of services provided by outside parties, such as auditors, custodians, and outside legal counsel, as well as taxes and other direct expenses of the Funds. The Agreement further provides that the Funds' expenses will be offset, in whole or in part, by reimbursement from Vanguard for (a) contributions made by the Funds to the cost of operating the Vanguard funds in which the Funds invest, and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Funds. The Funds' board of trustees believe that the reimbursements to be made by Vanguard to the Funds should be sufficient to offset most or all of the expenses incurred by each Fund. Therefore, the Funds are expected to operate at a very low--or zero--expense ratio. For the fiscal year ended October 31, 2001, all of the Funds in fact had expense ratios of zero. Of course, there is no guarantee that this will always be the case.

     Although the Funds are expected to operate at a zero expense ratio after reimbursement, they will bear indirectly, as shareholders of the underlying Vanguard funds, the costs associated with operating those funds. As of October 31, 2001, it is estimated that the indirect expense ratio of the Funds was as follows: STAR Fund--0.37%; LifeStrategy Income Fund--0.28%; LifeStrategy Conservative Growth Fund--0.28%; LifeStrategy Moderate Growth Fund--0.28%;
LifeStrategy Growth Fund--0.28%; Total International Stock Index Fund--0.35%; Institutional Developed Markets Index Fund--0.23%; and Developed Markets Index Fund--0.32%.


     CODE OF ETHICS. Vanguard, Vanguard Marketing Corporation, the STAR Funds, and the underlying funds and their advisers have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but places substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons of the funds receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.


OFFICERS AND TRUSTEES
The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of The Vanguard Group, Inc.

     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY
NAME, DATE OF BIRTH          WITH FUNDS               SINCE                  THE PAST FIVE YEARS                     TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
John J. Brennan*             Chairman of the          May, 1987              Chairman of the Board, Chief Executive              106
(July 29, 1954)              Board, Chief                                    Officer, and Director(Trustee) of The
                             Executive Officer                               Vanguard Group, Inc. and each of the
                             and Trustee                                     investment companies served by The
                                                                             Vanguard Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY
NAME, DATE OF BIRTH          WITH FUNDS               SINCE                  THE PAST FIVE YEARS                     TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis             Trustee                  January, 2001          The Partners of '63 (pro bono ventures in           106
(October 23, 1937)                                                           education); Senior Advisor to Greenwich
                                                                             Associates (international business strategy
                                                                             consulting); Successor Trustee of Yale
                                                                             University; Overseer of the Stern School of
                                                                             Business at New York University; Trustee
                                                                             of the Whitehead Institute for
                                                                             Biomedical Research.

Rajiv L. Gupta               Trustee                 December, 2001          Chairman and Chief Executive Officer                 84
(December 23, 1945)                                                          (since October, 1999), Vice Chairman
                                                                             (January-September 1999), Vice
                                                                             President (prior to September, 1999) of
                                                                             Rohm and Haas Co. (chemicals); Director
                                                                             of Technitrol, Inc. (electronic components)
                                                                             and AgereSystems (communication
                                                                             components); Board Member of
                                                                             American Chemistry Council; Trustee of
                                                                             Drexel University.

JoAnn Heffernan Heisen       Trustee                  July, 1998             Vice President, Chief Information Officer, and      106
(January 25, 1950)                                                           Member of the Executive Committee of
                                                                             Johnson & Johnson (pharmaceuticals/
                                                                             consumer products); Director of the Medical
                                                                             Center at Princeton and Women's Research
                                                                             and Education Institute.

Burton G. Malkiel            Trustee                  May, 1977              Chemical Bank Chairman's Professor of               104
(August 28, 1932)                                                            Economics, Princeton University; Director of
                                                                             Prudential Insurance Co. of America,  BKF
                                                                             Capital (investment management), The Jeffrey
                                                                             Co. (holding company), and NeuVis, Inc.
                                                                             (software company).

Alfred M. Rankin, Jr.        Trustee                  January, 1993          Chairman, President, Chief Executive                106
(October 8, 1941)                                                            Officer, and Director of NACCO Industries,
                                                                             Inc. (forklift trucks/housewares/lignite);
                                                                             Director of Goodrich Corporation
                                                                             (industrial products/aircraft systems and
                                                                             services).  Director of the Standard
                                                                             Products Company (a supplier for the
                                                                             automotive industry) until 1998.

J. Lawrence Wilson           Trustee                  April, 1985            Retired Chairman and Chief Executive                106
(March 2, 1936)                                                              Officer of Rohm and Haas Co. (chemicals);
                                                                             Director of Cummins Inc. (diesel engines),
                                                                             The Mead Corp. (paper products),
                                                                             and AmerisourceBergen Corp.
                                                                             (pharmaceutical distribution); Trustee of
                                                                             Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton*           Secretary                June, 2001             Managing Director and General Counsel               106
(April 25, 1951)                                                             of The Vanguard Group, Inc. (since
                                                                             September, 1997); Secretary of The
                                                                             Vanguard Group, Inc. and of each of the
                                                                             investment companies served by The
                                                                             Vanguard Group, Inc. (since June, 2001);
                                                                             Principal of The Vanguard Group, Inc.
                                                                             (prior to September, 1997).

Thomas J. Higgins*           Treasurer                July, 1998             Principal of The Vanguard Group, Inc.;              106
(May 21, 1957)                                                               Treasurer of each of the investment
                                                                             companies served by The Vanguard
                                                                             Group, Inc. (since July, 1998).

*Officers of the Funds are "Interested persons" as defined in the 1940 Act.

                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY
NAME, DATE OF BIRTH          WITH FUNDS               SINCE                  THE PAST FIVE YEARS                     TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton*           Secretary                June, 2001             Managing Director and General Counsel               106
(April 25, 1951)                                                             of The Vanguard Group, Inc. (since
                                                                             September, 1997); Secretary of The
                                                                             Vanguard Group, Inc. and of each of the
                                                                             investment companies served by The
                                                                             Vanguard Group, Inc. (since June, 2001);
                                                                             Principal of The Vanguard Group, Inc.
                                                                             (prior to September, 1997).

Thomas J. Higgins*           Treasurer                July, 1998             Principal of The Vanguard Group, Inc.;              106
(May 21, 1957)                                                               Treasurer of each of the investment
                                                                             companies served by The Vanguard
                                                                             Group, Inc. (since July, 1998).

*Officers of the Funds are "Interested persons" as defined in the 1940 Act.

     The trustees and officers of the Funds will receive no remuneration from the Funds. However, the trustees are also trustees of The Vanguard Group, Inc. (Vanguard) and of the Funds' underlying investment companies in The Vanguard Group (the Vanguard funds). Each Vanguard fund pays its unaffiliated trustees an annual fee plus a proportionate share of travel and other expenses incurred in attending board meetings. The officers are paid by Vanguard which, in turn, is reimbursed by each Vanguard fund for its proportionate share of officers' salaries and benefits.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including The Vanguard Group, Inc., subscribe to programs of research-based consulting. Vanguard has paid Greenwich subscription fees amounting to less than $200,000 since January 1, 1999. Vanguard's subscription rates are similar to those of other subscribers.

Board Committees: Each Fund's board has the following committees:
o Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the Funds and The Vanguard Group, Inc. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.
o Compensation Committee: This committee oversees the compensation programs established by the Fund and The Vanguard Group, Inc., for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held two meetings during eachFund's last fiscal year.
o Nominating Committee: This committee nominates candidates for election to the board of directors of The Vanguard Group, Inc., and the board of trustees of the Funds (collectively, the "Vanguard Boards"). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meetings during each Fund's last fiscal year.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES
All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Funds and of all Vanguard funds served by the trustee as of December 31, 2001. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Fund.

                             VANGUARD STAR FUNDS

                                                DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
NAME OF FUND            NAME OF TRUSTEE           FUND SHARES       VANGUARD FUND SHARES
                                                OWNED BY TRUSTEE      OWNED BY TRUSTEE
----------------------------------------------------------------------------------------------
DEVELOPED MARKETS INDEX FUND
                        John J. Brennan               None              Over $100,000
                        Charles D. Ellis              None              Over $100,000
                        Rajiv L. Gupta             Over $100,000        Over $100,000
                        JoAnn Heffernan Heisen        None              Over $100,000
                        Burton G. Malkiel             None              Over $100,000
                        Alfred M. Rankin, Jr.         None              Over $100,000
                        J. Lawrence Wilson         Over $100,000        Over $100,000

INSTITUTIONAL DEVELOPED MARKETS INDEX FUND
                        John J. Brennan               None              Over $100,000
                        Charles D. Ellis              None              Over $100,000
                        Rajiv L. Gupta                None              Over $100,000
                        JoAnn Heffernan Heisen        None              Over $100,000
                        Burton G. Malkiel             None              Over $100,000
                        Alfred M. Rankin, Jr.         None              Over $100,000
                        J. Lawrence Wilson            None              Over $100,000

LIFESTRATEGY CONSERVATIVE GROWTH FUND
                        John J. Brennan               None              Over $100,000
                        Charles D. Ellis              None              Over $100,000
                        Rajiv L. Gupta                None              Over $100,000
                        JoAnn Heffernan Heisen        None              Over $100,000
                        Burton G. Malkiel             None              Over $100,000
                        Alfred M. Rankin, Jr.         None              Over $100,000
                        J. Lawrence Wilson            None              Over $100,000

LIFESTRATEGY GROWTH FUND
                        John J. Brennan               None              Over $100,000
                        Charles D. Ellis              None              Over $100,000
                        Rajiv L. Gupta                None              Over $100,000
                        JoAnn Heffernan Heisen        None              Over $100,000
                        Burton G. Malkiel             None              Over $100,000
                        Alfred M. Rankin, Jr.         None              Over $100,000
                        J. Lawrence Wilson            None              Over $100,000

LIFESTRATEGY INCOME FUND
                        John J. Brennan               None              Over $100,000
                        Charles D. Ellis              None              Over $100,000
                        Rajiv L. Gupta                None              Over $100,000
                        JoAnn Heffernan Heisen        None              Over $100,000
                        Burton G. Malkiel             None              Over $100,000
                        Alfred M. Rankin, Jr.         None              Over $100,000
                        J. Lawrence Wilson            None              Over $100,000

                                                DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
NAME OF FUND            NAME OF TRUSTEE           FUND SHARES       VANGUARD FUND SHARES
                                                OWNED BY TRUSTEE      OWNED BY TRUSTEE
----------------------------------------------------------------------------------------------
LIFESTRATEGY MODERATE GROWTH FUND
                        John J. Brennan               None              Over $100,000
                        Charles D. Ellis              None              Over $100,000
                        Rajiv L. Gupta                None              Over $100,000
                        JoAnn Heffernan Heisen        None              Over $100,000
                        Burton G. Malkiel             None              Over $100,000
                        Alfred M. Rankin, Jr.         None              Over $100,000
                        J. Lawrence Wilson            None              Over $100,000

STAR FUND
                        John J. Brennan               None              Over $100,000
                        Charles D. Ellis              None              Over $100,000
                        Rajiv L. Gupta                None              Over $100,000
                        JoAnn Heffernan Heisen        None              Over $100,000
                        Burton G. Malkiel             None              Over $100,000
                        Alfred M. Rankin, Jr.         None              Over $100,000
                        J. Lawrence Wilson       Over $100,000          Over $100,000

TOTAL INTERNATIONAL STOCK INDEX FUND
                        John J. Brennan          Over $100,000          Over $100,000
                        Charles D. Ellis              None              Over $100,000
                        Rajiv L. Gupta                None              Over $100,000
                        JoAnn Heffernan Heisen        None              Over $100,000
                        Burton G. Malkiel             None              Over $100,000
                        Alfred M. Rankin, Jr.         None              Over $100,000
                        J. Lawrence Wilson            None              Over $100,000


                          INVESTMENT ADVISORY SERVICES
The Funds do not employ an investment adviser. The allocation of each Fund's assets among the underlying Vanguard funds is made by officers of the Funds pursuant to instructions of the Funds' board of trustees and in conformity with each Fund's investment objective, strategies, and policies. The Declaration of Trust authorizes the trustees to retain an investment adviser if they determine that such action is in the best interests of the shareholders of each Fund. The trustees have no present intention to retain an investment adviser for any of the Funds. A Fund could not retain an investment adviser without first obtaining shareholder approval.

     The Funds benefit from the investment advisory services provided to the underlying Vanguard funds and, as shareholders of those funds, indirectly bear a proportionate share of those funds' advisory fees. The following is a description of the investment advisory agreements for each underlying Vanguard fund.


                             VANGUARD WINDSOR FUND
Vanguard Windsor Fund employs a multimanager approach, using two primary investment advisers for the bulk of its assets and Vanguard's Quantitative Equity Group to manage investments that provide the Fund with liquidity.

WELLINGTON MANAGEMENT COMPANY, LLP
Wellington Management Company, LLP (Wellington Management) manages a portion of the assets of Vanguard Windsor Fund. Windsor Fund pays Wellington Management a basic fee, calculated by applying a quarterly rate, based on the following annual percentage rates, to Windsor Fund's average month-end net assets managed by Wellington Management for the quarter:

--------------------------------------------------------------------------------
NET ASSETS                                   RATE
--------------------------------------------------------------------------------
First $17.5 billion. . . . . . .            .125%
Assets in excess of $17.5 billion           .100%
--------------------------------------------------------------------------------

     The basic fee may be increased or decreased by applying an adjustment formula based on the investment performance of the assets of the fund managed by Wellington Management for the 36 months preceding the end of the quarter relative to the investment record of the Standard and Poor's 500 Composite Stock Price Index (the S&P 500 Index) for the same period.

     During the fiscal years ended October 31, 1999, 2000, and 2001, Windsor Fund incurred the following advisory fees owed to Wellington Management:

--------------------------------------------------------------------------------
                                         1999          2000          2001
--------------------------------------------------------------------------------
Basic Fee. . . . . . . . .          $19,714,000   $15,541,000    $16,311,000
Increase/(Decrease) for
 Performance Adjustment             (14,040,000)  (12,247,000)     5,567,000
--------------------------------------------------------------------------------
Total. . . . . . . . . . .           $5,674,000    $3,294,000    $21,878,000
================================================================================

SANFORD C. BERNSTEIN & CO., LLC
Sanford C. Bernstein & Co., LLC (Bernstein) manages a portion of the assets of Vanguard Windsor Fund. The fund pays Bernstein a basic fee at the end of each of the fund's fiscal quarters, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets managed by Bernstein for the quarter:

--------------------------------------------------------------------------------
NET ASSETS                                   RATE
--------------------------------------------------------------------------------
First $1 billion. . . . . . . . .            .15%
Next $2 billion. . . . . . . . .             .14%
Next $2 billion. . . . . . . . .             .12%
Assets in excess of $5 billion. .            .10%
--------------------------------------------------------------------------------

     The basic fee may be increased or decreased by applying an adjustment formula based on the investment performance of the assets of the fund managed by Bernstein for the 36 months preceding the end of the quarter relative to the investment record of the Russell 1000 Value Index for the same period.

     During the period June 1, 1999, through October 31, 1999, and the fiscal years ended October 31, 2000, and 2001, Windsor Fund incurred the following advisory fees owed to Bernstein:

--------------------------------------------------------------------------------
                                         1999          2000          2001
--------------------------------------------------------------------------------
Basic Fee. . . . . . . . .           $2,309,000    $5,240,000     $5,899,000
Increase/(Decrease) for
 Performance Adjustment. . . . .             --      (580,000)        42,000
--------------------------------------------------------------------------------
Total. . . . . . . . . . .           $2,309,000    $4,660,000     $5,941,000
================================================================================

                           VANGUARD MORGAN GROWTH FUND
Vanguard Morgan Growth Fund employs three separate investment advisers, each of whom manages the investment and reinvestment of a portion of the fund's assets.

WELLINGTON MANAGEMENT COMPANY, LLP
Morgan Fund employs Wellington Management Company, LLP (Wellington Management) under an investment advisory agreement to manage the investment and reinvestment of approximately 41% (as of September 30, 2001) of the fund's assets and to continuously review, supervise, and administer the fund's investment program. Wellington Management discharges its responsibilities subject to the supervision and oversight of Morgan Fund's officers and trustees.

     Morgan Fund pays Wellington Management a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the fund's average month-end net assets for the quarter:

--------------------------------------------------------------------------------
NET ASSETS                                   RATE
--------------------------------------------------------------------------------
First $500 million. . . . . . . .           .175%
Next $500 million. . . . . . . .            .100%
Assets in excess of $1 billion. .           .075%
--------------------------------------------------------------------------------

     The basic fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the fund's assets managed by Wellington Management, over a 36-month period, relative to the investment record of a benchmark index composed of the stocks held in the country's 50 largest growth stock mutual funds (the Growth Fund Stock Index).

     During the fiscal years ended December 31, 1999, 2000, and the nine-month period ended September 30, 2001, Morgan Fund incurred the following advisory fees owed to Wellington Management:

--------------------------------------------------------------------------------
                                                               NINE MONTHS ENDED
                                         1999        2000         SEPT. 30, 2001
--------------------------------------------------------------------------------
Basic Fee. . . . . . . . .           $1,830,000    $2,206,000     $1,389,000
Increase/(Decrease) for
 Performance Adjustment. . .            379,000       965,000        729,000
--------------------------------------------------------------------------------
Total. . . . . . . . . . .           $2,209,000    $3,171,000     $2,118,000
================================================================================

FRANKLIN PORTFOLIO ASSOCIATES, LLC
Morgan Fund employs Franklin Portfolio Associates LLC under an investment advisory agreement to manage the investment and reinvestment of approximately 35% (as of September 30, 2001) of the fund's assets. Franklin Portfolio
Associates discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

     Morgan Fund pays Franklin Portfolio Associates a basic fee by applying various percentage rates to the average net assets of the fund managed by Franklin Portfolio Associates. The fee schedule is as follows:

--------------------------------------------------------------------------------
NET ASSETS                                   RATE
--------------------------------------------------------------------------------
First $100 million. . . . . . . .            .25%
Next $200 million. . . . . . . .             .20%
Next $200 million. . . . . . . .             .15%
Next $500 million. . . . . . . .             .10%
Next $4 billion. . . . . . . . .             .08%
Assets in excess of $5 billion. .            .06%
--------------------------------------------------------------------------------

     The basic fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the assets of the fund managed by Franklin Portfolio Associates, over a 36-month period, relative to the investment record of the Growth Fund Stock Index.

     During the fiscal years ended December 31, 1999, 2000, and the nine-month period ended September 30, 2001, Morgan Fund incurred the following advisory fees owed to Franklin Portfolio Associates:

--------------------------------------------------------------------------------
                                                               NINE MONTHS ENDED
                                         1999        2000         SEPT. 30, 2001
--------------------------------------------------------------------------------
Basic Fee. . . . . . . . .           $1,982,000    $2,506,000     $1,332,000
Increase/(Decrease) for
 Performance  Adjustment. . . . . .    (212,000)   (1,361,000)    (1,224,000)
--------------------------------------------------------------------------------
Total. . . . . . . . . . .           $1,770,000    $1,145,000       $108,000
================================================================================

VANGUARD'S QUANTITATIVE EQUITY GROUP
Vanguard's Quantitative Equity Group (the Group) provides investment advisory services on an at-cost basis with respect to approximately 21% of Morgan Fund's assets as of September 30, 2001. In addition, the Group manages any cash investments held by the Fund (approximately 3% as of September 30, 2001).

     During the fiscal years ended December 31, 1998, 1999, and 2000, and the nine-month period ended September 30, 2001, Morgan Fund incurred expenses for investment advisory services provided by Vanguard in the following approximate amounts: $317,000, $500,000, $457,000, and $433,000, respectively.

                   VANGUARD GNMA AND LONG-TERM CORPORATE FUNDS
Wellington Management Company, LLP (Wellington Management) serves as investment adviser to GNMA and Long-Term Corporate Funds. Each of the funds pays Wellington Management an investment advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate to the average month-end net assets of each fund.

                               VANGUARD GNMA FUND
--------------------------------------------------------------------------------
NET ASSETS                                    RATE
--------------------------------------------------------------------------------
First $3 billion. . . . . . . . .            .020%
Next $3 billion. . . . . . . . .             .010%
Assets in excess of $6 billion. .            .008%
--------------------------------------------------------------------------------


                        VANGUARD LONG-TERM CORPORATE FUND
--------------------------------------------------------------------------------
NET ASSETS                                    RATE
--------------------------------------------------------------------------------
First $1 billion. . . . . . . . .            .040%
Next $1 billion. . . . . . . . .             .030%
Next $1 billion. . . . . . . . .             .020%
Assets in excess of $3 billion. .            .015%
--------------------------------------------------------------------------------

     During the fiscal years ended January 31, 1999, 2000, and 2001, GNMA and Long-Term Corporate Funds paid Wellington Management the following advisory fees:

--------------------------------------------------------------------------------
FUND                                     1999        2000            2001
--------------------------------------------------------------------------------
GNMA. . . . . . . . . . . .          $1,229,000    $1,408,000     $1,460,000
================================================================================
Long-Term Corporate. . . .           $1,048,000    $1,037,000       $993,000
================================================================================

                       VANGUARD SHORT-TERM CORPORATE FUND
Vanguard Short-Term Corporate Fund receives its investment advisory services on an "internalized," at-cost basis from an investment management staff employed directly by Vanguard. This staff, Vanguard's Fixed Income Group, is supervised by the officers of the fund. During the fiscal years ended January 31, 1999, 2000, and 2001, the fund incurred expenses for investment advisory services provided by Vanguard in the following approximate amounts: $671,000, $814,000, and $834,000, respectively.


                              VANGUARD WINDSOR II
Vanguard Windsor II Fund employs a multimanager approach utilizing four investment advisers, each of whom manages the investment and reinvestment of a portion of the fund's assets.

BARROW, HANLEY, MEWHINNEY & STRAUSS
Windsor II Fund has entered into an investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) to manage a portion of the fund's equity assets (approximately 62%, as of October 31, 2001). Under this agreement, Barrow, Hanley manages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. Barrow, Hanley discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

     Windsor II Fund pays Barrow, Hanley a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the fund managed by Barrow, Hanley for the quarter:

--------------------------------------------------------------------------------
NET ASSETS                                    RATE
--------------------------------------------------------------------------------
First $200 million. . . . . . . .            .300%
Next $300 million. . . . . . . .             .200%
Next $500 million. . . . . . . .             .150%
Assets in excess of $1 billion. .            .125%
--------------------------------------------------------------------------------

     The basic fee paid to Barrow, Hanley, as provided above, will be increased or decreased by applying a performance adjustment fee based on the investment performance of the assets of the fund managed by Barrow, Hanley over a trailing 36-month period relative to that of the Standard & Poor's 500/Barra Value Index (the Barra Value Index). The Barra Value Index includes stocks in the Standard and Poor's 500 Composite Stock Price Index with lower than average ratios of market price to book value. These types of stocks are often referred to as "value" stocks.

     During the fiscal years ended October 31, 1999, 2000, and 2001, Windsor II Fund incurred the following advisory fees owed to Barrow, Hanley:

--------------------------------------------------------------------------------
                                         1999          2000            2001
--------------------------------------------------------------------------------
Basic Fee. . . . . . . . .          $27,519,000   $19,325,000    $20,851,000
Increase/(Decrease) for
 Performance Adjustment              (1,430,000)   (6,374,000)    (2,809,000)
--------------------------------------------------------------------------------
Total. . . . . . . . . . .          $26,089,000   $12,951,000    $18,042,000
================================================================================

EQUINOX CAPITAL MANAGEMENT, INC.
Windsor II Fund has entered into an investment advisory agreement with Equinox Capital Management, Inc. (Equinox) to manage a portion of the fund's equity assets (approximately 15%, as of October 31, 2001). Under this agreement, Equinox manages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. Equinox discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

     Windsor II Fund pays Equinox a basic fee by applying a quarterly rate, based on the following annual percentage rates, to the portion of the fund's average month-end net assets managed by Equinox. The fee schedule is as follows:

--------------------------------------------------------------------------------
NET ASSETS                                    RATE
--------------------------------------------------------------------------------
First $400 million. . . . . . . .            .200%
Next $600 million. . . . . . . .             .150%
Next $1 billion. . . . . . . . .             .125%
Assets in excess of $2 billion. .            .100%
--------------------------------------------------------------------------------

     The basic fee paid to Equinox may be increased or decreased by applying an adjustment formula based on the 36-month investment performance of the fund's assets managed by Equinox relative to the investment record of the Russell 1000 Value Index.

     During the fiscal years ended October 31, 1999, 2000, and 2001, Windsor II Fund incurred the following advisory fees owed to Equinox:

--------------------------------------------------------------------------------
                                         1999         2000             2001
--------------------------------------------------------------------------------
Basic Fee. . . . . . . . .           $4,992,000    $4,632,000     $4,509,000
Increase/(Decrease) for
 Performance Adjustment               1,788,000     2,358,000      1,362,000
--------------------------------------------------------------------------------
Total. . . . . . . . . . .           $6,780,000    $6,990,000     $5,871,000
================================================================================

TUKMAN CAPITAL MANAGEMENT, INC.
Windsor II Fund has entered into an investment advisory agreement with Tukman Capital Management, Inc. (Tukman) to manage a portion of the fund's equity assets (approximately 13%, as of October 31, 2001). Under this agreement, Tukman manages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. Tukman discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

     Windsor II Fund pays Tukman a basic fee by applying a quarterly rate, based on the following annual percentage rates, to the portion of Windsor II's average month-end assets managed by Tukman:

--------------------------------------------------------------------------------
NET ASSETS                                   RATE
--------------------------------------------------------------------------------
First $25 million. . . . . . . .             .40%
Next $125 million. . . . . . . .             .35%
Next $350 million. . . . . . . .             .25%
Next $500 million. . . . . . . .             .20%
Assets in excess of $1 billion. .            .15%
--------------------------------------------------------------------------------

     The basic fee paid to Tukman may be increased or decreased by applying a performance adjustment fee based on the 36-month investment performance of the fund's assets managed by Tukman relative to the investment record of the Standard & Poor's 500 Index.

     During the fiscal years ended October 31, 1999, 2000, and 2001, Windsor II Fund incurred the following advisory fees owed to Tukman:

--------------------------------------------------------------------------------
                                         1999          2000            2001
--------------------------------------------------------------------------------
Basic Fee. . . . . . . . .           $6,193,000    $5,983,000     $5,956,000
Increase/(Decrease) for
 Performance Adjustment              (2,001,000)   (2,265,000)     2,305,000
--------------------------------------------------------------------------------
Total. . . . . . . . . . .           $4,192,000    $3,718,000     $8,261,000
================================================================================

VANGUARD'S QUANTITATIVE EQUITY GROUP
Vanguard's Quantitative Equity Group (the Group) provides investment advisory services on an at-cost basis with respect to a portion of Windsor II Fund's assets (approximately 6%, as of October 31, 2001). In addition, the Group manages any investments held by the fund that provide the Fund with liquidity (approximately 4%, as of October 31, 2001). The Group also provides investment advisory services to several other Vanguard funds. The Group is supervised by the officers of the fund.

     During the fiscal years ended October 31, 1999, 2000, and 2001, Windsor II Fund incurred expenses for investment advisory services provided by the Group in the following approximate amounts: $511,000, $414,000, and $525,000, respectively.


                             VANGUARD EXPLORER FUND
Vanguard Explorer Fund employs a multimanager approach utilizing five investment advisers, each of whom manages the investment and reinvestment of a portion of the fund's assets.

WELLINGTON MANAGEMENT COMPANY, LLP
Explorer Fund has entered into an advisory agreement with Wellington Management under which Wellington Management manages the investment and reinvestment of a portion of Explorer Fund's assets and continuously reviews, supervises, and administers Explorer Fund's investment program with respect to those assets. As of October 31, 2001, Wellington Management managed approximately 25% of Explorer Fund's equity investments. Wellington Management discharges its responsibilities subject to the supervision and oversight of the officers and trustees of Explorer Fund.

     Explorer Fund pays Wellington Management a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the portion of Explorer Fund's average month-end net assets managed by Wellington Management for the quarter:

--------------------------------------------------------------------------------
NET ASSETS                                 RATE
--------------------------------------------------------------------------------
First $500 million. . . . . . . .         .250%
Next $250 million. . . . . . . .          .200%
Next $250 million. . . . . . . .          .150%
Assets in excess of $1 billion. .         .100%
--------------------------------------------------------------------------------

     The basic fee paid to Wellington Management may be increased or decreased by applying a performance adjustment fee based on the 36-month investment performance of the fund's assets managed by Wellington Management relative to the investment performance of the Russell 2000 Growth Index.

     During the fiscal years ended October 31, 1999, 2000, and 2001, Explorer Fund paid Wellington Management the following advisory fees:

--------------------------------------------------------------------------------
                                         1999          2000            2001
--------------------------------------------------------------------------------
Basic Fee. . . . . . . . .           $1,589,000    $2,119,000     $2,184,000
Increase/(Decrease) for
 Performance Adjustment                (660,000)      976,000      1,070,000
--------------------------------------------------------------------------------
Total. . . . . . . . . .            .$2,249,000    $3,095,000     $3,254,000
================================================================================

GRANAHAN INVESTMENT MANAGEMENT, INC.
Granahan Investment Management, Inc. (Granahan) serves as a second investment adviser to Explorer Fund. Under its advisory agreement, Granahan manages the investment and reinvestment of a portion of Explorer Fund's assets and continuously reviews, supervises, and administers Explorer Fund's investment program with respect to those assets. As of October 31, 2001, Granahan managed approximately 36% of Explorer Fund's equity investments. Granahan discharges its responsibilities subject to the supervision and oversight of the officers and trustees of Explorer Fund.

     Explorer Fund pays Granahan a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the portion of Explorer Fund's average month-end net assets managed by Granahan for the quarter:

--------------------------------------------------------------------------------
NET ASSETS                                   RATE
--------------------------------------------------------------------------------
First $500 million. . . . . . . . .          300%
Next $250 million. . . . . . . . .           200%
Next $250 million. . . . . . . . .           150%
Assets in excess of $1 billion. . .          100%
--------------------------------------------------------------------------------

     The basic fee paid to Granahan may be increased or decreased by applying a performance adjustment fee based on the investment performance of the fund's assets managed by Granahan over a trailing 36 month period relative to that of the Russell 2000 Growth Index for the same period.

     During the fiscal years ended October 31, 1999, 2000, and 2001, Explorer Fund paid Granahan the following advisory fees:

--------------------------------------------------------------------------------
                                         1999          2000            2001
--------------------------------------------------------------------------------
Basic Fee. . . . . . . . .           $2,476,000    $2,786,000     $2,836,000
Increase/(Decrease) for
  Performance Adjustment. . . . . . . .      --       868,000      1,070,000
--------------------------------------------------------------------------------
Total. . . . . . . . . . .           $2,476,000    $3,654,000     $3,906,000
================================================================================

CHARTWELL INVESTMENT PARTNERS
Explorer Fund has entered into an advisory agreement with Chartwell Investment Partners (Chartwell) under which Chartwell manages the investment and reinvestment of a portion of Explorer Fund's assets and continuously reviews, supervises, and administers Explorer Fund's investment program with respect to those assets. As of October 31, 2001, Chartwell managed approximately 9% of Explorer Fund's equity investments. Chartwell discharges its responsibilities subject to the supervision and oversight of the officers and trustees of Explorer Fund.

     For the services provided by Chartwell under the advisory agreement, Explorer Fund will pay Chartwell a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of Explorer Fund managed by Chartwell for the quarter:

--------------------------------------------------------------------------------
NET ASSETS                                            RATE
--------------------------------------------------------------------------------
First $250 million. . . . . . . .                     0.40%
Next $250 million. . . . . . . .                      0.30%
Assets in excess of $500 million.                     0.20%
--------------------------------------------------------------------------------

     Effective with the quarter ended July 31, 1998, the basic fee, as provided above, may be increased or decreased by applying a performance adjustment fee based on the 36-month investment performance of the assets of Explorer Fund managed by Chartwell relative to the investment performance of the Russell 2000 Growth Index for the same period.

     For the fiscal years ended October 31, 1999, 2000, and 2001, Explorer Fund paid Chartwell the following advisory fees:

--------------------------------------------------------------------------------
                                         1999          2000            2001
--------------------------------------------------------------------------------
Basic Fee. . . . . . . .             $1,043,000    $1,651,000     $1,405,000
Increase/(Decrease) for
 Performance Adjustment. . . . . .       71,000       272,000        288,000
--------------------------------------------------------------------------------
Total. . . . . . . . . .             $1,114,000    $1,923,000     $1,693,000
================================================================================

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
Explorer Fund also employs Grantham, Mayo, Van Otterloo & Co. LLC (GMO) under an investment advisory agreement to manage the investment and reinvestment of a portion of the fund's assets and continuously review, supervise, and administer Explorer Fund's investment program with respect to those assets. As of October 31, 2001, GMO managed approximately 12% of Explorer Fund's equity investments. GMO discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.


     For the services provided by GMO under the advisory agreement, Explorer Fund will pay GMO a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of Explorer Fund managed by GMO for the quarter:

--------------------------------------------------------------------------------
NET ASSETS                                               RATE
--------------------------------------------------------------------------------
First $500 million. . . . . . . .                      0.275%
Next $500 million. . . . . . . .                       0.225%
Assets in excess of $1 billion. .                      0.200%
--------------------------------------------------------------------------------


     The basic fee paid to GMO may be increased or decreased by applying a performance adjustment fee based on the investment performance of the fund's assets managed by GMO over a trailing 36 month period relative to that of the Russell 2000 Growth Index for the same period.


     During the period April 3, 2000, through October 31, 2000, and the fiscal year ended October 31, 2001, the fund incurred the following advisory fees owed to GMO:

--------------------------------------------------------------------------------
                                                         2000           2001
--------------------------------------------------------------------------------
Basic Fee                                            $528,000     $1,381,000
Increase/(Decrease) for Performance Adjustment              0        200,000
--------------------------------------------------------------------------------
Total                                                $528,000     $1,581,000
================================================================================

THE VANGUARD GROUP, INC.
Vanguard's Quantitative Equity Group provides investment advisory services on an at-cost basis with respect to approximately 13% (as of October 31, 2001) of Explorer Fund's assets, and any investments held by the fund that provide the Fund with liquidity (approximately 5%, as of October 31, 2001). Vanguard's Quantitative Equity Group is supervised by the officers of the Fund.

     For the fiscal years ended October 31, 1999, 2000, and 2001, the Fund incurred expenses for investment advisory services provided by Vanguard in the following approximate amounts: $170,000, $138,000, and $175,000, respectively.


                           VANGUARD U.S. GROWTH FUND
Vanguard U.S. Growth Fund entered into an investment advisory agreement with Alliance Capital Management L.P. (Alliance) under which Alliance manages the investment and reinvestment of the fund's assets and continuously reviews, supervises, and administers the fund. Alliance discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund. Under this agreement the fund pays Alliance an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on an annual percentage rate of 0.12%, to the fund's average month-end net assets for the quarter.

     The basic fee paid to Alliance may be increased or decreased by applying a performance adjustment fee based on the investment performance of the fund's portfolio over a trailing 36 month period relative to that of the Russell 1000 Growth Index for the same period.

     Please note that Alliance became the fund's investment adviser on June 22, 2001. Prior to June 22, 2001, the fund employed Lincoln Capital Management Company (Lincoln) as its investment adviser. For the fiscal years ended August 31, 1999, 2000, and 2001, the fund incurred advisory fees of $16,307,000, $20,280,000, and $16,765,000 (before a performance-based decrease of $29,000), respectively.

                             VANGUARD PRIMECAP FUND
Vanguard PRIMECAP Fund employs PRIMECAP Management Company (PRIMECAP) under an investment advisory agreement to manage the investment and reinvestment of the assets of the fund and to continuously review, supervise, and administer the fund's investment program. PRIMECAP discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

     The fund pays PRIMECAP an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the fund's average month-end net assets for the quarter:

--------------------------------------------------------------------------------
NET ASSETS                                               RATE
--------------------------------------------------------------------------------
First $50 million. . . . . . . .                       0.500%
Next $200 million. . . . . . . .                       0.450%
Next $250 million. . . . . . . .                       0.375%
Next $1,750 million. . . . . . .                       0.250%
Next $2,750 million. . . . . . .                       0.200%
Next $5 billion. . . . . . . . .                       0.175%
Assets in excess of $10 billion.                       0.150%
--------------------------------------------------------------------------------


     During the fiscal years ended December 31, 1998, 1999, 2000, and the fiscal period January 1 through August 31, 2001, the fund incurred investment advisory fees of approximately $20,669,000, $26,764,000, $39,304,000, and $24,289,000,
respectively.


                        VANGUARD PRIME MONEY MARKET FUND
Vanguard's Fixed Income Group provides investment advisory services on an at-cost basis to Vanguard Prime Money Market Fund.

     During the fiscal years ended November 30, 1998, 1999, and 2000, and the fiscal period ended August 31, 2001, Vanguard Prime Money Market Fund's share of Vanguard's investment advisory expenses totaled approximately $3,811,000, $4,718,000, $5,045,000, and $4,977,000, respectively.

                         VANGUARD ASSET ALLOCATION FUND
Vanguard Asset Allocation Fund employs Mellon Capital Management Corporation (Mellon), under an investment advisory agreement to manage the investment and reinvestment of the assets of the fund and to continuously review, supervise, and administer the fund's investment program. Mellon discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

     Asset Allocation Fund pays Mellon a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the fund's average month-end net assets for the quarter:

--------------------------------------------------------------------------------
NET ASSETS                                               RATE
--------------------------------------------------------------------------------
First $100 million. . . . . . . .                      0.200%
Next $900 million. . . . . . . .                       0.150%
Next $500 million. . . . . . . .                       0.125%
Assets in excess of $1.5 billion.                      0.100%
--------------------------------------------------------------------------------

     This fee may be increased or decreased by applying an adjustment formula based on the cumulative investment performance of the fund's portfolio for the 36 months preceding the end of the quarter relative to the investment record of a Combined Index for the same period. The Combined Index is comprised of the Standard & Poor's 500 Index (65% of the Combined Index) and the Lehman Brothers Long-Term U.S. Treasury Index (35% of the Combined Index).

     During the fiscal years ended September 30, 1999, 2000, and 2001, the fund incurred investment advisory fees as follows:

--------------------------------------------------------------------------------
                                         1999          2000            2001
--------------------------------------------------------------------------------
Basic Fee. . . . . . . . .           $8,336,000    $9,200,000     $9,306,000
Increase/(Decrease) for
 Performance Adjustment. . . . . . . (1,564,000)     (709,000)             0
--------------------------------------------------------------------------------
Total. . . . . . . . . . .           $6,772,000    $8,491,000     $9,306,000
================================================================================

                       VANGUARD INTERNATIONAL GROWTH FUND
Vanguard International Growth Fund has entered into an investment advisory agreement with Schroder Investment Management North America, Inc. (Schroder) to manage the investment and reinvestment of fund's assets and to continuously review, supervise, and administer Vanguard International Growth Fund's investment program. In this regard, it is the responsibility of Schroder to make decisions relating to the fund's investment in foreign securities and to place the fund's purchase and sale orders for such securities. Schroder will invest or reinvest the assets of the fund only in foreign (non-U.S.) securities. Schroder discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

     As compensation for the services rendered by Schroder under the agreement, the fund pays Schroder a basic fee at the end of each fiscal quarter calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the fund for the quarter:

--------------------------------------------------------------------------------
NET ASSETS                                               RATE
--------------------------------------------------------------------------------
First $50 million. . . . . .                             350%
Next $950 million. . . . . .                             175%
Over $1 billion. . . . . . .                             125%
--------------------------------------------------------------------------------

     The basic fee, as provided above, shall be increased or decreased by applying an adjustment formula based on the investment performance of Vanguard International Growth Fund relative to that of the Morgan Stanley Capital International Europe, Australasia, Far East Index for the same period.

     During the fiscal years ended August 31, 1999, 2000, and 2001, the fund paid Schroder the following advisory fees:

--------------------------------------------------------------------------------
                                         1999          2000            2001
--------------------------------------------------------------------------------
Basic Fee. . . . . . . .            $10,068,000   $12,718,000    $10,815,000
Increase/(Decrease) for
 Performance  Adjustment. . . . . .     418,000            --        563,000
--------------------------------------------------------------------------------
Total. . . . . . . . . .            $10,486,000   $12,718,000    $11,378,000
================================================================================



                        VANGUARD INTERNATIONAL VALUE FUND
Vanguard  International  Value Fund employs  Hansberger Global  Investors,  Inc.
(HGI), a wholly owned subsidiary of Hansberger Group, Inc., under an investment advisory agreement dated July 31, 2000 to manage the investment and reinvestment of the fund's assets. HGI discharges its responsibilities subject to the supervision and oversight of the fund's officers and board of trustees, and in conformance with the fund's stated investment objective and policies.


     As compensation for the investment advisory services rendered by HGI, the fund pays HGI quarterly a basic fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Fund, for the quarter.

--------------------------------------------------------------------------------
            NET ASSETS                          ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million. . . . . . . . .                     475%
Next $450 million. . . . . . . .                      .150%
Next $500 million. . . . . . . . .                     120%
Assets in excess of $1 billion. . .                    110%
--------------------------------------------------------------------------------

     The basic fee is increased or decreased by applying a performance fee adjustment reflecting the investment performance of the fund relative to the return of the Morgan Stanley Capital International Europe, Australasia, Far East Index over a 36-month period ending with the then-ended quarter.

     From April 1, 1996, through July 31, 2000, the Fund employed Phillips & Drew as its investment adviser. During the fiscal year ended December 31, 1999, and for the period ended July 31, 2000, the Fund paid Phillips & Drew advisory fees totaling $1,387,000, before a performance-based decrease of $341,000 and $856,000, before a performance-based decrease of $372,000.

     Since August 1, 2000, the Fund has employed HGl as its investment adviser. From August 1, 2000, through December 31, 2000, and the fiscal period ended
October 31, 2001, the Fund paid HGI advisory fees totaling $561,000 and $947,000, respectfully.


         VANGUARD TOTAL STOCK MARKET INDEX FUND, VANGUARD EUROPEAN STOCK
                 INDEX FUND, VANGUARD PACIFIC STOCK INDEX FUND,
               AND VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND

Vanguard Total Stock Market, European Stock, and Pacific Stock Index Funds receive their investment advisory services on an at-cost basis from Vanguard's Quantitative Equity Group. Vanguard Total International Stock Index Fund invests solely in other Vanguard funds and therefore does not employ an investment adviser or pay advisory fees. However, Total International Stock Index Fund benefits from the investment advisory services provided by Vanguard to the underlying funds in which it invests.


     During the fiscal years ended December 31, 1998, 1999, 2000, and the fiscal period January 1 through October 31, 2001, the funds incurred expenses for investment advisory services of approximately the following amounts:

--------------------------------------------------------------------------------
FUND                              1998       1999       2000    OCTOBER 31, 2001
--------------------------------------------------------------------------------
European Stock Index Fund. . . .  $47,000    87,000     46,000          43,000
Pacific Stock Index Fund. . . . .  47,000    87,000     43,000          43,000
Emerging Markets Stock Index Fund  47,000    87,000     46,000          42,000
--------------------------------------------------------------------------------

     During the fiscal years ended December 31, 1999,  2000, and 2001, the funds
incurred  expenses  for  investment   advisory  services  of  approximately  the
following amounts:

--------------------------------------------------------------------------------
FUND                                     1999          2000            2001
--------------------------------------------------------------------------------
Total Stock Market Index Fund        $120,000      $153,000        $181,000
--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS
Each Fund will purchase and sell the principal portion of its Fund securities (i.e., shares of the underlying Vanguard funds) by dealing directly with the issuer--the underlying funds. As such, the Funds incur no brokerage commissions.


                               PURCHASE OF SHARES
The purchase price of shares of the Funds is the net asset value next determined after the order is received. The net asset value is calculated as of the close of the New York Stock Exchange (the Exchange, generally 4 p.m. Eastern time) on each day the Exchange is open for business and on any other day on which there is sufficient trading in each Fund's underlying securities to materially affect its net asset value per share. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Fund's shares.

     To assure that each Fund continues to operate in the manner set forth in its prospectus, including the desired composition of shareholder investments in the Fund, the officers of the Funds will monitor and report to the trustees the composition of the Funds' shareholder base. The Funds' shares will be marketed to tax-advantaged and other retirement accounts. The officers will recommend to the trustees any action they deem necessary to assure that investments in the Funds do not become inconsistent with the policies applicable to the Funds. This could include recommendations to limit sales to specific categories of investors or to revise the suitability standards for investors.

                              REDEMPTION OF SHARES
Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     No charge is made by the Funds for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.


                                  SHARE PRICE
Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


                             YIELD AND TOTAL RETURN
The yield of each Fund for the 30-day period ended October 31, 2001, was as follows:
--------------------------------------------------------------------------------
LifeStrategy Conservative Growth. .               4.3%
LifeStrategy Growth. . . . . . . .                2.6%
LifeStrategy Income. . . . . . . .                5.3%
LifeStrategy Moderate Growth. . . .               3.5%
STAR. . . . . . . . . . . . . . . .               3.4%
--------------------------------------------------------------------------------

     The average annual total return of each Fund for the one-, five-, and ten-year periods ended October 31, 2001, are set forth below.

LIFESTRATEGY CONSERVATIVE GROWTH FUND(3)
-----------------------------------1 YEAR ENDED   5 YEARS ENDED
                                     10/31/2001      10/31/2001  SINCE INCEPTION
--------------------------------------------------------------------------------
Return Before Taxes                      -3.25%           8.49%          10.39%
Return After Taxes on Distributions      -5.12            6.25            8.22
Return After Taxes on Distributions
 and Sale of Fund Shares                 -1.89            5.83            7.51

                                                                  10 YEARS OR
                                   1 YEAR ENDED   5 YEARS ENDED SINCE INCEPTION*
LIFESTRATEGY GROWTH FUND             10/31/2001      10/31/2001 ENDED 10/31/2001
--------------------------------------------------------------------------------
Return Before Taxes                     -18.21%           7.96%          11.04%
Return After Taxes on Distributions     -19.08            6.54            9.64
Return After Taxes on Distributions
 and Sale of Fund Shares                -10.95            5.89            8.58


LIFESTRATEGY INCOME FUND
Return Before Taxes                       4.85%           8.60%          10.05%
Return After Taxes on Distributions       2.61            6.03            7.60
Return After Taxes on Distributions
 and Sale of Fund Shares                  2.92            5.68            7.02

LIFESTRATEGY MODERATE GROWTH FUND
Return Before Taxes                     -10.71%           8.38%          10.85%
Return After Taxes on Distributions     -12.03            6.59            9.14
Return After Taxes on Distributions
 and Sale of Fund Shares                 -6.41            6.01            8.21


STAR FUND
Return Before Taxes                      -3.06%           9.96%          11.39%
Return After Taxes on Distributions      -6.16            6.71            8.55
Return After Taxes on Distributions
 and Sale of Fund Shares                 -0.40            6.95            8.29


TOTAL INTERNATIONAL STOCK INDEX FUND
Return Before Taxes                     -24.68%          -0.38%          -0.72%
Return After Taxes on Distributions     -25.21           -1.08           -1.36
Return After Taxes on Distributions
 and Sale of Fund Shares                -14.94           -0.58           -0.82


DEVELOPED MARKETS INDEX FUND
Return Before Taxes                     -25.09%         -21.83%             --
Return After Taxes on Distributions     -25.58          -22.18              --
Return After Taxes on Distributions
 and Sale of Fund Shares                -15.19          -17.35              --


INSTITUTIONAL DEVELOPED MARKETS FUND
Return Before Taxes                     -25.07%         -23.12%             --
Return After Taxes on Distributions     -25.56          -23.47              --
Return After Taxes on Distributions
 and Sale of Fund Shares                -15.18          -18.39              --

*5/8/2000 for Developed Markets Index Fund; 6/1/2000 for Institutional Developed Markets Index Fund; 9/30/1994 for LifeStrategy Conservative Growth, Growth, Income, and Moderate Growth Funds; and 4/29/1996 for Total International Stock Index Fund.

AVERAGE ANNUAL TOTAL RETURN
Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in fund shares. Average annual total returns are quoted to the nearest hundredth of one percent.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)
Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              T = (ERV/P)/1/N/ - 1
  Where:
          T    = average annual total return
          P    = a hypothetical initial investment of $1,000
          n    = number of years
          ERV  = ending  redeemable  value of a hypothetical  $1,000  investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, and 10-year periods (or fraction portion thereof)

Instructions:
1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.
2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.
3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.
4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)
We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:
                           T = (ATV\\D\\/P)/1/N/ - 1
  Where:

          T    = average annual total return (after taxes on distributions)
          P    = a hypothetical initial investment of $1,000
          n    = number of years
          ATV\\D\\ =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

Instructions:
1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.
2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.
3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.
4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.
5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)
We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                           T = (ATV\\DR\\/P)/1/N/ - 1
  Where:
          T = average annual total return (after taxes on distributions and redemption)
          P = a hypothetical initial investment of $1,000 n = number of years
          ATV\\DR\\ = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

Instructions:
1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.
2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.
4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.
5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.
6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.
(a) Calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified by Instruction 5).
(b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.
(c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.
(d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

CUMULATIVE TOTAL RETURN
Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):
                                C = (ERV/P) - 1
  Where:
          C   = cumulative total return
          P   = a hypothetical initial investment of $1,000
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

SEC YIELDS
Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((A-B)/CD+1)/6/ - 1]
  Where:
          a   = dividends and interest earned during the period
          b   = expenses accrued for the period (net of reimbursements)
          c   = the average daily number of shares outstanding during
               the period that were entitled to receive dividends
          d   = the maximum offering price per share on the last day of
               the period



                              FINANCIAL STATEMENTS
Each Fund's Financial Statements as of and for the period January 1, 2001 through October 31, 2001, appearing in each Fund's 2001 Annual Report to Shareholders, and the report thereon by PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see each Fund's Annual Report to Shareholders, which may be obtained without charge.



                              COMPARATIVE INDEXES
Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group may from time to time use one or more of the following unmanaged indexes for comparative performance purposes.

GROWTH FUND STOCK INDEX--The Index is composed of the various common stocks that are held in the 50 largest growth stock mutual funds, using year-end assets, monitored by Morningstar, Inc. Under an agreement with Vanguard Morgan Growth Fund, Morningstar, Inc. determines the composition of the Index and Vestek Systems calculates the monthly total return. Neither The Vanguard Group, Inc., nor its advisers are affiliated with Morningstar or Vestek Systems in any way.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD AND POOR'S 500/BARRA VALUE INDEX--consists of the stocks in the Standard and Poor's 500 Composite Stock Price Index (S&P 500) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

RUSSELL 1000 GROWTH INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the highest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 6,100 common equity securities, covering all stocks in the U.S. for which daily pricing is available.


WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the S&P 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX--is an arithmetic, average of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

LEHMAN BROTHERS CREDIT (BAA) BOND INDEX--all publicly offered, fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX--70% S&P 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX--65% S&P 500 Index and 35% Lehman Brothers Long Credit A or Better Bond Index.

COMPOSITE INDEX--65% Lehman Brothers Long Credit A or Better Bond Index, 26% S&P/Barra Value Index, 4.5% S&P Utilities Index, and 4.5% S&P Integrated Telecommunication Services Index.

LEHMAN  BROTHERS LONG CREDIT AA OR BETTER BOND  INDEX--consists  of all publicly
issued,  fixed  rate,  nonconvertible   investment  grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS LONG CREDIT A OR BETTER BOND INDEX--consists of all publicly issued, investment grade corporate bonds rated A or better, of all maturity levels.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The index has a market value of over $5 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $1.1 trillion.

RUSSELL 2000 STOCK INDEX--consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

RUSSELL 2000 GROWTH INDEX--measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

IBBOTSON ASSOCIATES YEARBOOK--various mutual fund performance data.

LIPPER BALANCED FUND AVERAGE--An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--An industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--An industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER SMALL-CAP GROWTH FUND AVERAGE--An industry benchmark of funds that by prospectus or portfolio practice invest primarily in growth companies with market capitalizations less than $1 billion at the time of purchase.

RUSSELL 3000 INDEX--consists of approximately the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.


                       DESCRIPTION OF BOND CREDIT RATINGS
Excerpts from Moody's Investors Service, Inc. description of its four highest bond ratings:

     AAA--judged to be of the best quality. AA--judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. A--possess many favorable investment attributes and are to be considered as "upper-medium-grade obligations." BAA--considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking in the lower end of that generic rating category.

Excerpts from Standard & Poor's Corporation description of its four highest bond ratings:

     AAA--highest rating assigned. Capacity to pay interest and repay principal is extremely strong. AA--a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A--has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Standard & Poor's may apply indicators "+", no character, and "-" to its rating categories from AA to CCC. The indicators show relative standing within the major rating categories.

                                                                   SAI056 022002